                                                                   EXHIBIT 10(Z)




                                   AIRCRAFT
                                LEASE AGREEMENT

                         Dated as of December 30, 1995

                                    Between

                          AMERICAN AIRLINES, INC., as

                                     Lessor

                                      and

                          HAWAIIAN AIRLINES, INC., as
                                     Lessee

                            One (1) DC10-10 Aircraft

                            Registration No. N161AA
                              Series Number 46942

                          with Three GE CF6-6K Engines

This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that is designated on the signature pages thereof as the original counterpart and no security interest in this Lease Agreement may be created through the transfer of any counterpart other than such original counterpart. This is not the original counterpart.

                               TABLE OF CONTENTS

                                                                                                 Page No.
Section 1.          Definitions..................................................................     2

Section 2.          Delivery and Acceptance......................................................    13
     (a)            Time and Place...............................................................    14
     (b)            Delivery Date................................................................    14
Section 3.          Term and Rent................................................................    14
     (a)            Term                                                                             14
     (b)            Basic Rent...................................................................    14
     (c)            Supplemental Rent............................................................    14
     (d)            Prohibition Against Setoff, Etc..............................................    14
     (e)            Payment to Lessor............................................................    15
Section 4.          Disclaimer; Warranties Relating to the Aircraft; Certain Agreements of
                    Lessee, Representations of Lessee............................................    15
     (a)            Disclaimer...................................................................    15
     (b)            Quiet Enjoyment..............................................................    16
     (c)            Waiver of Warranties.........................................................    16
     (d)            Lessee's Representations and Warranties......................................    17
     (e)            Lessor's Representations and Warranties......................................    19
Section 5.          Return of Airframe and Engines...............................................    20
     (a)            Return of Airframe and Serviced Engines......................................    20
     (b)            Return of Other Engines......................................................    21
Section 6.          Liens........................................................................    21
Section 7.          Registration, Maintenance and Operation; Possession; Insignia................    22
     (a)            Registration, Maintenance and Operation......................................    22
     (b)            Additional Maintenance Provisions............................................    23
     (c)            Territorial Restrictions on Use of Aircraft..................................    23
     (d)            Obligations Absolute.........................................................    23
     (e)            Possession...................................................................    24
     (f)            Registration and Insignia....................................................    24
     (g)            Replacement of Parts.........................................................    24
     (h)            Alterations, Modifications and Additions.....................................    25
     (i)            Manuals and Technical Records................................................    25
     (j)            Maintenance and Usage........................................................    26
Section 8.          Loss, Destruction, Requisition, Etc..........................................    26
     (a)            Event of Loss to the Aircraft................................................    26
     (b)            Event of Loss to a Serviced Engine...........................................    27
     (c)            Application of Payments for Requisition of Title.............................    30
     (d)            Requisition of Use of the Airframe...........................................    30
     (e)            Investment of Proceeds Pending Replacement...................................    30
     (f)            Application of Payments During Default.......................................    31
Section 9.          Insurance....................................................................    31
     (a)            Liability Insurance..........................................................    31


     (b)            All Risk Hull Insurance......................................................    32
     (c)            War-Risk Insurance...........................................................    34
     (d)            Application of Proceeds......................................................    34
     (e)            Reports, Etc.................................................................    34
     (f)            Additional Insurance.........................................................    35
     (g)            Notice from Lessee; No Modification..........................................    35
     (h)            Reinsurance..................................................................    35
     (i)            Insurance of Lessor..........................................................    35
     (j)            Insurance Relating to Allocated Parts........................................    35
     (k)            Compliance with Head Lease...................................................    36
Section 10.         Inspection; Financial Information; Letter of Credit..........................    36
     (a)            Inspection...................................................................    36
     (b)            Financial Information........................................................    36
     (c)            Letter of Credit.............................................................    38
Section 11.         Lessee's Covenants...........................................................    40
     (a)            Merger.......................................................................    40
     (b)            Certificated Air Carrier.....................................................    40
Section 12.         FAA Recordation and Further Assurances.......................................    40
     (a)            FAA Recordation..............................................................    41
     (b)            Further Assurances...........................................................    41
Section 13A.        Lessee Events of Default.....................................................    41
Section 13B.        Lessor Events of Default.....................................................    43
Section 14A.        Lessor Remedies..............................................................    44
Section 14B.        Lessee Remedies..............................................................    46
     (a)            Remedies.....................................................................    46
     (b)            Limitation on Damages........................................................    46
     (c)            No Implied Waiver............................................................    47
Section 15.         Indemnification..............................................................    47
     (a)            General......................................................................    47
     (b)            Indemnification for Negligent Acts...........................................    49
     (c)            Defense of Claims; Settlement................................................    49
     (d)            Indemnification by Lessor....................................................    50
     (e)            Survival.....................................................................    50
Section 16.         General Tax Indemnity........................................................    50
     (a)            Tax Indemnity................................................................    50
     (b)            Exclusions from General Tax Indemnity........................................    51
     (c)            Calculation of General Tax Indemnity Payments................................    53
     (d)            Payment of General Tax Indemnity.............................................    54
     (e)            Verification of Calculations.................................................    54
     (f)            Reports......................................................................    54
     (g)            General Tax Indemnity Contest Provisions.....................................    54
     (h)            Compromise or Settlement.....................................................    56
     (i)            Refunds......................................................................    57
     (j)            Failure to Contest...........................................................    57
     (k)            Interest.....................................................................    57


     (l)            Effect of Other Indemnities..................................................    58
Section 17.         Miscellaneous................................................................    58
     (a)            Construction; Governing Law..................................................    58
     (b)            Notices......................................................................    59
     (c)            Lessor's Right to Perform....................................................    61
     (d)            Confidentiality..............................................................    61
     (e)            Counterparts.................................................................    63
     (f)            Grant of Security Interest by Lessor.........................................    63
     (g)            Survival.....................................................................    63
     (h)            Assignment...................................................................    63
     (i)            Transaction Expenses.........................................................    64
     (j)            Entirety.....................................................................    64
     (k)            Force Majeure................................................................    64
     (l)            Independent Contractor; No Agency............................................    64
     (m)            Certain Consents and Waivers of Lessee.......................................    65
     (n)            Offset.......................................................................    67
Section 18.         True Lease...................................................................    67
     (a)            Intent of the Parties........................................................    67
     (b)            Federal Bankruptcy Act.......................................................    67
Section 19.         Enforceability in Jurisdictions..............................................    67
Section 20.         No Third-Party Beneficiaries.................................................    67
Section 21.         Maintenance Obligations......................................................    68
Section 22.         Amendment of Long-Term Lease Agreement.......................................    68
Section 23.         Subordinate to Head Lease....................................................    68

      Schedule I      -      Basic Rent
      Exhibit A       -      Lease Supplement No. 1
      Exhibit B       -      Stipulated Loss Value Schedule
      Exhibit C       -      Conditions Precedent to Delivery
      Exhibit D       -      Delivery and Return Conditions
      Exhibit E       -      Supplemental Rent for Maintenance
      Schedule 4(d)(i)
      Schedule 4(d)(iv)
      Schedule 4(d)(v)
      Schedule 4(d)(vi)
      Schedule 4(d)(vii)

                            AIRCRAFT LEASE AGREEMENT

     This AIRCRAFT LEASE AGREEMENT, dated as of December 30, 1995, between AMERICAN AIRLINES, INC., a Delaware corporation, with its principal place of business at Dallas/Fort Worth International Airport, Texas 75261-9616, and its successors and assigns ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation with its principal place of business at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819 ("Lessee").

     WHEREAS, First Security Bank of Utah, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee under the Trust Agreement (as defined in the Head Lease), as lessor (the "Head Lease Lessor"), and the Lessor, as lessee have heretofore entered into that certain Lease Agreement dated as of September 25, 1984 (as amended and supplemented from time to time, the "Head Lease"), and that certain Lease Supplement No. 1 dated September 25, 1984, pursuant to which Head Lease Lessor leased to Lessor, among other things, the Airframe (as hereinafter defined); and

     WHEREAS, Head Lease Lessor, in connection with its purchase of the Airframe, has entered into a Trust Indenture and Security Agreement (the "Indenture"), dated as of September 25, 1984, with State Street Bank and Trust Company (as successor in interest to Connecticut Bank and Trust Company, National Association) (the "Mortgagee") and the Persons listed in Schedule A thereto (the "Unit Holders"); and

     WHEREAS, Lessee desires to lease from Lessor, and Lessor is willing to lease to Lessee, the Aircraft (as defined below) upon the terms and conditions set forth herein; and

     WHEREAS, the indebtedness, obligations and liabilities of Lessee to Lessor hereunder will be secured by the Letter of Credit (as hereinafter defined); and

     WHEREAS, Lessor is certificated under FAA Regulations Part 121 to inspect, maintain, repair and overhaul the Aircraft with GE CF6-6K Engines; and

     WHEREAS, Lessee has requested that Lessor perform certain repair, maintenance and overhaul services with respect to the Aircraft, other than the Lessee Assumed Services (as defined below), at a fixed cost per flight hour; and

     WHEREAS, Lessee has further requested that Lessor perform certain additional repair, modification, maintenance and overhaul services on a time-and-materials basis; and

     WHEREAS, Lessor desires to perform such maintenance services for Lessee;

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     Section 1.  Definitions.  Unless the context otherwise requires, the
                 -----------
following terms shall have the following meanings for all purposes of this Lease Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

     "AA Station" means HNL, LAS, LAX, SEA, SFO or TUL.
      ----------

     "ACARS" means the Aircraft Communications and Reporting System currently
      -----
installed on the Aircraft.

     "ADs" means Airworthiness Directives issued by the FAA.
      ---

     "AD Effective Date" shall have the meaning assigned to such term in Section
      -----------------
4(s) of Exhibit E.

     "Additional Insured" shall have the meaning specified in Section 9 hereof.
      ------------------

     "Additional Services" means the engineering, inspection, maintenance,
      -------------------
repair and overhaul services that are necessary or appropriate (i) to correct damage (including replacement at Lessee's expense if Lessor reasonably determines that the damage (other than ordinary wear and tear) is beyond economic repair) to the Serviced Aircraft, any Serviced Engines and/or any Rotable Parts (including Serviced Parts removed during the delivery of Maintenance Services other than Additional Services) that resulted from (a) improper use, improper repairs by Persons other than Lessor or its subcontractors, neglect (other than by Lessor or its subcontractors), or any cause other than ordinary wear and tear or (b) Foreign Object Damage, (ii) to complete modifications to the Serviced Aircraft and any Serviced Engines requested by Lessee to customize the Serviced Aircraft in any manner that deviates from Lessor's standard configuration (subject to the provisions of Section 4(q) of Exhibit E which require Lessee to procure and provide certain Serviced Parts prior to their installation on the Serviced Aircraft), (iii) to complete modifications (including those modifications mandated by the FAA) to the Serviced Aircraft the costs of which exceed $1,000 per Serviced Aircraft, or
(iv) to complete any inspections mandated by the FAA that are not included in Lessor's existing maintenance program and are not related to aging aircraft and corrosion prevention issues, but excluding Field Trip Maintenance Services, and On-Call Maintenance Services.

     "Affiliate" of any Person means any other Person directly or indirectly
      ---------
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified
                              -------
Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and
                                                               -----------
"controlled" have meanings correlative to the foregoing.
 ----------

     "Aircraft" means the Airframe delivered and leased hereunder, together with
      --------
the three Engines initially leased hereunder with the Airframe (or any Engine substituted for any such Engine hereunder), whether or not any of such initial or substituted Engines may from time to time be installed on the Airframe or may be installed on any other airframe or on any other aircraft.

     "Airframe" means (i) the McDonnell Douglas DC10-10 aircraft (except engines
      --------
or Serviced Engines from time to time installed thereon) bearing the U.S. Registration Number N161AA and

Manufacturer's Serial Number 46942 and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to the Airframe or so long as title thereto shall remain vested in Lessor.

     "Allocated Parts" shall have the meaning assigned to such term in the Long-
      ---------------
Term Lease Agreement.

     "Allocated Spare Engine" shall have the meaning assigned to such term in
      ----------------------
Section 4(n) of Exhibit F of the Long-Term Lease Agreement.

     "AMRCG" means AMR Training & Consulting Group, Inc., a Delaware
      -----
corporation, and its successors and assigns.

     "AMR Leasing" means AMR Aircraft Sales & Leasing Company, a Delaware
      -----------
corporation, and its successors and assigns.

     "Ancillary Agreements" means that certain Manuals Supplement, Amended and
      --------------------
Restated Training Document and FOS Implementation Document, each dated as of March 31, 1994, and entered into by and between Lessor and Lessee.

     "A.O.G." means aircraft on the ground.
      ------

     "Applicable Law" means all applicable laws of any Governmental Authority,
      --------------
including securities laws, tax laws, tariff and trade laws, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any court, arbitrator, judicial or quasi-judicial tribunal, governmental agency or authority in any country and rules, regulations, orders, interpretations, licenses and permits of any federal, state, county, municipal, regional or other United States or foreign governmental body, instrumentality, agency or authority.

     "APU" means auxiliary power unit.
      ---

     "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. (S)
      ---------------
101 et seq.), as amended from time to time and any successor statute.
    -  ---

     "Base Maintenance Services"  means  the inspection, engineering,
      -------------------------
maintenance, repair and overhaul services of the Serviced Aircraft, any Serviced Engines and any Serviced Parts that are ordinarily performed at a Maintenance Base as part of the scheduled maintenance of the Serviced Aircraft, any Serviced Engines or any Serviced Parts to repair ordinary wear and tear including, without limitation, all aircraft heavy maintenance checks and phase checks, but excluding (i) the inspection, maintenance, repair and overhaul of Parts described in Section 4(q) of Exhibit E and (ii) Additional Services, Field Trip Maintenance Services, Line Maintenance Services and On-Call Maintenance Services.

     "Basic Rent" means the rent payable for the Aircraft pursuant to Section
      ----------
3(b), as the same may be adjusted pursuant to Section 16.

     "Basic Rent Payment Date" means the Delivery Date, and on and after the
      -----------------------
Delivery Date, the dates for payment of Basic Rent described in Schedule I attached hereto.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banking institutions in New York City, New York, Fort Worth, Texas or Honolulu, Hawaii are authorized or required by law, regulation or executive order to be closed.

     "Claims" means actual or threatened claims, demands and suits.
      ------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and analogous provisions of any successor statute.

     "Confidential Information" shall have the meaning assigned to such term in
      ------------------------
Section 17(d).

     "Confidentiality Agreement" means that certain Confidentiality Agreement
      -------------------------
dated November 8, 1993, between AMRCG and Lessee.

     "Cycle" means, with respect to the Serviced Aircraft, one takeoff of such
      -----
Serviced Aircraft and the next subsequent landing of such Serviced Aircraft.

     "December Lease Agreement" means the Aircraft Lease Agreement, dated as of
      ------------------------
December 15, 1995, between Lessor and Lessee and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, and as heretofore and from time to time amended, supplemented or modified.

     "Default" means any event which with the passage of time or the giving of
      -------
notice or both would become a Lessee Event of Default.

     "Defect" shall have the meaning assigned to such term in Section 5(a) of
      ------
Exhibit E.

     "Deferred Purchase Certificate" has the meaning set forth in the Indenture.
      -----------------------------

     "Delivery Date" means the date on which the Aircraft is delivered by Lessor
      -------------
to, and accepted by, Lessee.

     "Discount Rate" means the Prime Rate.
      -------------

     "DOT" means the United States Department of Transportation, or any Person,
      ---
governmental department, bureau, commission, or agency succeeding to the functions of such department.

     "Engine" means (i) each of the three General Electric Model CF6-6K engines
      ------
listed by manufacturer's serial numbers in Lease Supplement No. 1, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft and (ii) any Replacement Engine which may from time to time be substituted pursuant to Section 8 for an Engine leased hereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor in accordance with the terms of
Section 8 after removal from such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder.

     "Event of Loss" with respect to any Item of Equipment means any of the
      -------------
following events with respect to such Item of Equipment: (i) loss of such Item of Equipment or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such Item of Equipment permanently unfit for normal use for any reason whatsoever; (ii) any damage to such Item of Equipment which results in an insurance settlement with respect to such Item of Equipment on the basis of a total loss whether actual, constructive or arranged; (iii) the condemnation, confiscation or seizure of, or requisition of title to such Item of Equipment; (iv) the requisition of use of such Item of Equipment (other than requisition for use by the Government); (v) the requisition of use of such Item of Equipment by the Government for any period ending after the expiration of the Term unless Lessor elects, upon 30 days' prior notice, not to treat such requisition as an Event of Loss at the end of the Term; (vi) as a result of any rule, regulation, order or other action by the FAA, DOT or other governmental body of the United States having jurisdiction, the use of such Item of Equipment in the normal course of air transportation of persons shall have been prohibited for a period of six consecutive months, unless Lessee, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Lessee or, in any event, if such use shall have been prohibited for a period of twelve consecutive months or if such use is prohibited at the end of the Term, unless at the end of the Term such use has then been prohibited for less than six consecutive months, then an Event of Loss shall not be deemed to have occurred hereunder until the expiration of six consecutive months during which the use of the Item of Equipment has been so prohibited, but only so long as Lessee continues to pay Basic Rent to the Lessor on the first day of each month, at the rate set forth in Schedule I attached hereto and Supplemental Rent pursuant to Exhibit E hereto, and agrees to and does comply with all other provisions hereof; or (vii) the operation or location of the Item of Equipment, while under requisition for use by the Government, in any area excluded from coverage by any insurance policy in effect with respect to the Item of Equipment required by the terms of Section 9, if Lessee shall not have obtained indemnity in lieu thereof from the Government, acceptable to Lessor; provided that if such
                                                           --------
property shall be returned to Lessee in such a condition that Lessee can within 30 days following the return thereof cause the Item of Equipment to comply with the maintenance conditions set forth in Section 7 hereof, then such event shall, at the option of Lessee, not constitute an Event of Loss. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. In the case of clauses (i), (ii), (iii) and (iv), the date of an Event of Loss shall be the date of destruction, damage, requisition, loss, etc. to any Item of Equipment. In the cases of clauses (v),
(vi) and (vii), the date of an Event of Loss shall be respectively (A) such 180th day or last day of the applicable Term as the case may be, and (B) the last day of such six month period or twelve month period, as the case may be and
(C) the first day of such operation or location.

     "Expendable Parts" means (i) Serviced Parts used in the repair and overhaul
      ----------------
of the Serviced Airframe, any Serviced Engines and other Rotable Parts that are assumed to have no potential for reuse and miscellaneous materials and supplies consumed during the repair and overhaul process, and (ii) Serviced Parts that have some potential for repair but that are customarily assumed to be expended.

     "Expenses" means liabilities, obligations, losses, damages, penalties,
      --------
claims (including claims involving liability in tort, strict liability or otherwise), actions, suits, judgments, costs, expenses and disbursements (including legal fees and expenses and costs of investigation) of any kind and nature whatsoever without any limitation as to amount, together with interest thereon at the Stipulated Interest Rate from the date incurred until reimbursed hereunder.

     "FAA" means the United States Federal Aviation Administration, or any
      ---
person, governmental department, bureau, commission or agency succeeding to the functions of such Administration.

     "Federal Aviation Act" or "Act" means the Federal Aviation Act of 1958, as
      --------------------      ---
amended.

     "Field Trip Maintenance Services" means, with respect to the Serviced
      -------------------------------
Aircraft, any Serviced Engine or any Serviced Part that experiences a mechanical malfunction, the inspection, maintenance and repair of such malfunction at any location where Lessor does not have on-site the necessary number of mechanics trained to work on the particular malfunction experienced by the Serviced Aircraft, any Serviced Engine or any Serviced Part.

     "Flight Hour" means the amount of time (expressed in hours and rounded
      -----------
upward to the nearest one-tenth (1/10th) of an hour) during the flight of a Serviced Aircraft between "wheels off" on takeoff and "wheels on" on landing.

     "Foreign Object Damage" means damage to a Serviced Engine or any component
      ---------------------
thereof caused by any object or material ingested into the Serviced Engine that results in the breakage or destruction of a Serviced Engine component or a notch, non-stress related crack, cut, indentation or other depression to the surface of a Serviced Engine component in each case beyond specification limits of the Lessor's maintenance program, but excluding the gradual erosion or smoothing of any Serviced Engine component caused by numerous Flight Hours of operation.

     "Government" means the government of the United States of America, and any
      ----------
instrumentality or agency thereof.

     "Governmental Authority" means any governmental department, court, bureau,
      ----------------------
commission, agency or any other entity, whether of the United States (including any state or subdivision thereof) or any other country (including any political subdivision thereof), having jurisdiction over this Lease, the transactions contemplated hereby, or any document related hereto or thereto or delivered in connection herewith or therewith, the Serviced Aircraft or the parties hereto.

     "Head Lease Lessor's Liens" means any Lien arising as a result of (i)
      -------------------------
Claims against or affecting Head Lease Lessor, not related to the transactions contemplated by the Head Lease or this Lease; (ii) acts or omissions of Head Lease Lessor, not related to the transactions contemplated by the Head Lease or this Lease, or not permitted under the Head Lease; (iii) Taxes or Claims imposed against Head Lease Lessor which are not indemnified against by Lessee pursuant hereto; or (iv) Claims against Head Lease Lessor arising out of the voluntary or involuntary transfer by Head Lease Lessor (without the consent of Lessee) of any of its interests in the Airframe, any Serviced Engine or any Engine, including, without limitation, by means of granting a security interest therein, other than a transfer of the Aircraft pursuant to Section 8 or 14A hereof.

     "HNL" means Honolulu International Airport in Honolulu, Hawaii.
      ---

     "IATA" means International Air Transport Association.
      ----

     "Indemnified Party" shall have the meaning assigned to such term in Section
      -----------------
15.

     "Interim Aircraft Lease Agreements" means the Interim Aircraft Lease
      ---------------------------------
Agreements each dated as of December 30, 1993, May 20, 1994, August 10, 1994 or August 31, 1994 between AMR Leasing and Lessee, as the same may be amended, modified or supplemented from time to time.

     "Interim Aircraft Maintenance Agreement" means the Interim Aircraft
      --------------------------------------
Maintenance Agreement dated as of December 30, 1993 between Lessor and Lessee, as the same may be amended, modified or supplemented from time to time.

     "Interim Definitive Agreements" means the Interim Aircraft Lease
      -----------------------------
Agreements, the Interim AAdvantage Participating Carrier Agreement dated as of December 30, 1993 between Lessee and Lessor, the Interim Aircraft Maintenance Agreement, the Interim Multihost Agreement dated as of December 30, 1993 between Lessee and SABRE, the Interim Flight Operating System Agreement dated as of December 30, 1993 between Lessee and SABRE, the Interim Equipment Master Equipment Lease Agreement dated as of December 30, 1993 between Lessee and SABRE, the Guaranty Agreement dated as of December 10, 1993 executed by HAL, Inc. and West Maui Airport, Inc. in favor of Lessor, AMRCG, AMR Leasing and SABRE and the Security Agreement dated as of December 10, 1993 between Lessee, HAL, Inc. and West Maui Airport, Inc. as debtors and Lessor, AMRCG, AMR Leasing and SABRE as secured parties, and all other agreements, instruments, certificates or documents related thereto or executed or delivered in connection therewith, as amended or modified from time to time.

     "In-Use Aircraft" means the Airframe delivered and leased hereunder,
      ---------------
together with the three Serviced Engines or engines installed from time to time thereon.

     "Issuer Insolvency" shall have the meaning assigned thereto in Section 13A
      -----------------
hereof.

     "Item of Equipment" or "Item" means the Airframe or each of the Serviced
      -----------------      ----
Engines, and for purposes of the definition of "Event of Loss" as used in
Section 8(b)(3) hereof, shall mean each Engine.

     "July Lease Agreement" means the Aircraft Lease Agreement dated as of July
      --------------------
5, 1995 between Lessor and Lessee and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as heretofore or from time to time amended, supplemented or modified.

     "LAS" means McCarren International Airport in Las Vegas, Nevada.
      ---

     "LAX" means Los Angeles International Airport in Los Angeles, California.
      ---

     "Lease Agreement", "this Lease Agreement", "this Lease", "this Agreement",
      ---------------    --------------------    ----------    --------------
"herein", "hereunder", "hereby" or other like words mean this Lease Agreement as
 ------    ---------    ------
originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof, including, without limitation, supplementation hereof by one or more Lease Supplements entered into pursuant to the applicable provisions hereof.

     "Lease Supplement" means Lease Supplement No. 1, substantially in the form
      ----------------
of Exhibit A hereto to be entered into between Lessor and Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of this Lease, or any amendment hereto or to any other Lease Supplement entered into subsequent to the Delivery Date.

     "Lease Term" means the period from the Delivery Date of the Aircraft until
      ----------
February 7, 1996, unless earlier terminated in accordance with the provisions of this Lease.

     "Lessee Assumed Services" means those maintenance services set forth on
      -----------------------
Attachment C to Exhibit E to be performed by Lessee at HNL during the Lease Term
- ------------
and any other maintenance services that the parties mutually agree pursuant to
Section 1 of Exhibit E that Lessee will assume and perform.

     "Lessee Event of Default" shall have the meaning specified in Section 13A
      -----------------------
hereof.

     "Lessor Event of Default" shall have the meaning specified in Section 13B
      -----------------------
hereof.

     "Lessor Warranty" shall have the meaning assigned to such term in Section
      ---------------
5(a) of Exhibit E.

     "Lessor's Liens" means any Lien arising as a result of (i) Claims against
      --------------
or affecting Lessor, not related to the transactions contemplated by this Lease;
(ii) acts or omissions of Lessor, not related to the transactions contemplated by this Lease, or not permitted under this Lease; (iii) Taxes or Claims imposed against Lessor which are not indemnified against by Lessee pursuant hereto; or
(iv) Claims against Lessor arising out of the voluntary or involuntary transfer by Lessor (without the consent of Lessee) of any of its interests in the Airframe, any Serviced Engine or any Engine, including, without limitation, by means of granting a security interest therein, other than a transfer of the Aircraft pursuant to Section 8 or 14A hereof.

     "Letter of Credit" means that certain Letter of Credit which has been
      ----------------
delivered pursuant to the Interim Definitive Agreements which meets the requirements hereof or such other Letter of Credit which is either (A) an irrevocable standby letter of credit issued in favor of Lessor by a financial institution acceptable to Lessor, which secures payment of Lessee's obligations hereunder and under the Long-Term Agreements and under the Ancillary Agreements and may be drawn upon the occurrence of a Lessee Event of Default or as provided in the Long Term Agreements or in the Ancillary Agreements: (i) which is in form and substance satisfactory to Lessor and its Affiliates; (ii) whose initial expiry date is on or after the first anniversary of the Effective Date; (iii) whose final expiry date is on or after December 31, 2001; and (iv) which will provide that either the issuer thereof will renew the letter of credit annually on or prior to 30 days preceding the expiry thereof, or the letter of credit may be drawn; (v) which shall be freely assignable and transferable; (vi) which shall provide for partial draws thereunder; (B) any letter of credit provided in substitution therefor meeting the same requirements; and/or (C) except as set forth in Section 10(c)(6) and (7) below, a deposit, which is deposited with Lessor and/or one of its Affiliates and held in an account in Lessor's or one of its Affiliates' names at a financial institution(s) selected by Lessor or its Affiliates, except as set forth in Section 10(c)(6) and (7) below, which secures payment of Lessee's obligations hereunder and under the Long-Term Agreements and under the Ancillary Agreements, upon terms and conditions acceptable to Lessor and its Affiliates; provided, that at all times the sum of: (x) the face amount
                    --------
of
the letter of credit, less the amount of any draws previously made under the letter of credit, plus (y) the principal amount of the deposit, shall not be less than $2,000,000.

     "Liabilities" means Claims, liabilities, losses, judgments, damages, fines,
      -----------
penalties and costs, fees and expenses of any nature incident thereto (including, without limitation, reasonable attorneys' fees and expenses and costs of investigation and litigation), whether arising in tort, contract or otherwise.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest or Claim.

     "Line Maintenance Services" means all customary line maintenance services
      -------------------------
to the Serviced Aircraft, any Serviced Engine or any Serviced Part, including scheduled inspections and servicing of the Serviced Aircraft and related repairs, but excluding (i) Additional Services, Base Maintenance Services, Field Trip Maintenance Services and On-Call Maintenance Services and (ii) Lessee Assumed Services.

     "Long-Term Agreements" means the Long-Term Lease Agreement, the November
      --------------------
Lease Agreement, the July Lease Agreement, the December Lease Agreement, the AAdvantage Participating Carrier Agreement dated as of September 12, 1994 between Lessee and Lessor, the Multihost Agreement dated as of September 12, 1994 between Lessee and SABRE, the Flight Operating System Agreement dated as of September 12, 1994 between Lessee and SABRE, the Equipment Master Lease Agreement dated as of September 12, 1994 between Lessee and SABRE, and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as amended or modified from time to time.

     "Long-Term Lease Agreement" means the Aircraft Lease Agreement dated as of
      -------------------------
September 12, 1994 between Lessor and Lessee, as amended, supplemented, modified and renewed from time to time.

     "Loss Payment Date" shall have the meaning set forth in Section 8(a)
      -----------------
hereof.

     "MAGSA Rates" means the hourly rates applicable to participants in the
      -----------
Mutual Assistance Ground Service Agreement among Lessor and other participating IATA carriers as amended from time to time, or any comparable replacement agreement.

     "Maintenance Base" shall have the meaning assigned to such term in Section
      ----------------
2(a)(i) of Exhibit E.

     "Maintenance Services" means Additional Services, Base Maintenance
      --------------------
Services, Field Trip Maintenance Services, Line Maintenance Services and On-Call Maintenance Services but excluding Lessee Assumed Services.

     "Manual" means the Standard Practice Manual mutually prepared by Lessor and
      ------
Lessee for administration of this Agreement, a true and correct copy of which has been provided to Lessor and Lessee, together with any amendments made thereto from time to time by a party hereto with the consent of the other party hereto (which consent shall not be unreasonably withheld).

     "Manufacturer" means, collectively, the respective manufacturers of the
      ------------
Airframe, each Engine and each Serviced Engine.

     "November Lease Agreement" means the Aircraft Lease Agreement dated as of
      ------------------------
November 20, 1994 between Lessor and Lessee and all other agreements, instruments, certificates and documents related thereto or executed or delivered in connection therewith, all as heretofore or from time to time amended, supplemented or modified.

     "NTF" means, with respect to the Serviced Aircraft, any Serviced Engine or
      ---
any Serviced Part upon which an inspection has been performed to determine the existence of a suspected malfunction, that the results of such inspection indicated there was "no trouble found."

     "On-Call Field Stations" means (i) LAS, LAX, SEA and SFO and any other
      ----------------------
station requested by Lessee and agreed to in writing by Lessor, and in each case, at which, pursuant to Section 1 of Exhibit E, Lessee has elected to perform, and is performing, Line Maintenance Services at such location and (ii) HNL.

     "On-Call Maintenance Services" means, with respect to the Serviced
      ----------------------------
Aircraft, any Serviced Engine or any Serviced Part that experiences a mechanical malfunction, the inspection, maintenance and repair of such malfunction at the request of Lessee at any of the On-Call Field Stations but excluding Field Trip Maintenance Services.

     "Outside Services" shall have the meaning assigned to such term in Section
      ----------------
4(f) of Exhibit E.

     "Participants" means the Unit Holders and the Seller.
      ------------

     "Participation Agreement" means the Participation Agreement dated as of
      -----------------------
September 25, 1984 among Lessor, the Seller, the Mortgagee, and Unit Holders, Head Lease Lessor (in its individual capacity as expressly provided therein and as trustee), Polaris Aircraft Leasing Corporation and Polaris Investment Management Corporation, as such Participation Agreement was originally executed or as thereafter modified, amended or supplemented pursuant to the applicable provisions thereof.

     "Parts" means (i) any and all appliances, parts, instruments,
      -----
appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than complete engines or Serviced Engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Serviced Engine, or having been so installed in or attached, are later removed therefrom, so long as title thereto remains vested in Lessor, and (ii) all Allocated Parts (other than the Allocated Spare Engine).

     "Permitted Liens" means Liens referred to in clauses (i) through (vii) of
      ---------------
Section 6.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, unincorporated organization or other form of entity or any government or any agency or political subdivision thereof.

     "Phased-Out Parts" means Serviced Parts of a type formerly utilized during
      ----------------
the Lease Term by Lessor but discontinued with respect to Lessor's fleet of DC10-10 Aircraft that Lessee has properly elected without contravening Section 4 of Exhibit E to continue to utilize on the Serviced Aircraft.

     "Pooling Agreement" means the Pooling Agreement dated the date hereof
      -----------------
between Lessor and Lessee, as amended, supplemented and modified from time to time.

     "Prime Rate" means the per annum rate announced by The Chase Manhattan
      ----------
Bank, N.A. from time to time as its prime rate in New York, New York.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Replacement Engine" means a GE CF6-6K engine (or an engine of the same or
      ------------------
another manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe) which shall have been leased hereunder pursuant to Section 8, together with all Parts relating to such engine.

     "Return Aircraft" means upon the return of the Aircraft to Lessor hereunder
      ---------------
pursuant to Section 5, 8, or 14A hereof, the Airframe constituting part of the Aircraft and the engines or Serviced Engines attached thereto.

     "Rotable Parts" means Serviced Parts that customarily have a potential for
      -------------
reuse through inspection, repair, overhaul or calibration.

     "SABRE" means SABRE Decision Technologies, a division of The SABRE Group,
      -----
Inc. (formerly known as AMR Information Services, Inc.).

     "SEA" means the Seattle/Tacoma International Airport in Seattle,
      ---
Washington.

     "Seller" means Kanematsu-Gosho (U.S.A.) Inc., a New York corporation and
      ------
its successors and assigns and each other holder from time to time of a Deferred Purchase Certificate.

     "Serviced Aircraft" means the Aircraft.
      -----------------

     "Serviced Airframe" means (i) the Serviced Aircraft (except Serviced
      -----------------
Engines) and (ii) any and all Serviced Parts (except Serviced Parts that comprise a Serviced Engine) so long as the same shall be incorporated or installed in, or attached to, such Serviced Aircraft.

     "Serviced Engines" means (i) each Engine, so long as Lessee has not
      ----------------
delivered possession of any such Engine to Lessor pursuant to the Pooling Agreement; (ii) each of the GE CF6-6K engines delivered to Lessee by Lessor pursuant to the Pooling Agreement so long as such engines have not been redelivered by Lessee to Lessor under the Pooling Agreement, provided that, for
                                                             -------------
the purposes of Exhibit E attached hereto, an engine delivered by Lessee to Lessor thereunder shall remain a Serviced Engine until all Maintenance Services have been completed thereon; and (iii) the Allocated Spare Engine; and (iv) for purposes of Exhibit E only, GE CF6-6K engines in transit between Lessor and Lessee pursuant to Sections 3(d), 3(i) and 4(d)(iii) of Exhibit E.

     "Serviced Part" means any Serviced Aircraft component, including any APU,
      -------------
landing gear, part, equipment, accessory, instrument, avionics or system and miscellaneous materials and supplies consumed during operation or inspection, maintenance, repair and overhaul services.

     "SFO" means the San Francisco International Airport in San Francisco,
      ---
California.

     "Stipulated Interest Rate" means the rate of ten percent (10%) per annum.
      ------------------------

     "Stipulated Loss Value" payable with respect to an Event of Loss for the
      ---------------------
Airframe and its Serviced Engines shall mean, as of any date of determination, the amounts set forth in Exhibit B hereto.

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      -----------------
than Basic Rent) which Lessee assumes or agrees to pay hereunder to Lessor or others, including, without limitation, all Monthly Supplemental Rent Payments and all other amounts, liabilities and obligations of Lessee to Lessor set forth in Exhibit E attached hereto.

     "Taxes" means any and all fees (including license, documentation and
      -----
registration fees), taxes (including income, gross receipts, preferences, sales, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, charges, surcharges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon in each case imposed by a Taxing Authority.

     "Taxing Authority" means any Federal, state or local government or other
      ----------------
taxing authority in the United States or any political subdivision or territory or possession thereof, any international authority and any taxing authority of any other government or political subdivision or territory or possession thereof.

     "Term" means the period for which the Aircraft is leased pursuant to
      ----
Section 3(a) hereof and Section 3 of the Lease Supplement.

     "TUL" means Tulsa International Airport in Tulsa, Oklahoma.
      ---

     "Turn Time" means, with respect to any particular Maintenance Services, the
      ---------
period of time ordinarily required by Lessor, exerting its reasonable efforts, to complete such Maintenance Services in accordance with its customary practices and procedures or such specified period of time agreed to in writing by Lessor and Lessee for the performance of any particular Maintenance Services.

     "Warranty Claim" means a written notice delivered to Lessor by Lessee of a
      --------------
Defect in Maintenance Services performed by Lessor, which Defect is claimed to be within the scope of the warranty provided by Lessor in Section 5(a) of Exhibit E, such notice specifying in detail the nature of the Defect.

     "Warranty Period" means, with respect to the Serviced Aircraft, any
      ---------------
Serviced Engine or any Serviced Part upon which Maintenance Services were performed, that period of time commencing upon redelivery to Lessee of such Serviced Aircraft, Serviced Engine or Serviced Part after performance of Maintenance Services thereon and expiring on the first to occur of the following: (i) the expiration of one hundred twenty (120) days after redelivery of such Serviced Aircraft,

Serviced Engine or Serviced Part to Lessee, or (ii) the completion of four hundred (400) Flight Hours of operation of such Serviced Aircraft, Serviced Engine or Serviced Part after redelivery to Lessee.

     "Weekly Supplemental Rent Payment" shall have the meaning assigned to such
      --------------------------------
term in Section 3(f) of Exhibit E.

     "Weekly Supplemental Rent Payment Date" shall have the meaning assigned to
      --------------------------------------
such term in Section 3(f) of Exhibit E.

     Rules of Interpretation.  The following rules of interpretation apply to
     -----------------------
this Lease Agreement:

     (1)  "or" is not exclusive and "include" and "including" are not limiting;

     (2) "hereby", "herein", "hereof", "hereunder", "this Lease", "this Agreement", "Lease Agreement", or other like words refer to this Aircraft Lease Agreement;

     (3) a reference to any agreement or other contract includes permitted supplements and amendments;

     (4) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;

     (5)  a reference to a Person includes its permitted successors and assigns;

     (6) a reference herein to an Article, Section, Exhibit or Schedule is to the relevant Article, Section, Exhibit or Schedule of this Lease Agreement;

     (7)  any right may be exercised at any time and from time to time;

     (8)  all obligations are continuing obligations;

     (9) time shall be of the essence in the performance of all payment obligations;

     (10) the heading of the Articles, Sections, Exhibits, Schedules and subsections are for the convenience of reference only and shall not affect the meaning of this Lease Agreement; and

     (11) no term or provision herein may be changed, waived, discharged or terminated orally, but only by written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

     Section 2.  Delivery and Acceptance.
                 -----------------------

     (a) Time and Place.  Lessor hereby agrees (subject to satisfaction of the
         --------------
conditions set forth in Exhibit C attached hereto) to lease to Lessee hereunder and Lessee hereby agrees to lease from Lessor hereunder, on the Delivery Date, the Aircraft, as evidenced by the execution by Lessor and Lessee of Lease Supplement No. 1 hereunder. Delivery of the Aircraft by Lessor and acceptance thereof by Lessee shall occur at LAX, or such other location agreed on by Lessor and Lessee.

     (b) Delivery Date.  The Delivery Date for the Aircraft shall occur on or
         -------------
about January 5, 1996.

Lessor shall deliver the In-Use Aircraft in the condition set forth in Exhibit D attached hereto, provided that such delivery and fulfillment of delivery conditions shall, subject to the execution and delivery of Lease Supplement No. 1 (and satisfaction of the conditions set forth in Exhibit C attached hereto), be deemed to have been met. Lessor shall use its reasonable efforts to deliver the In-Use Aircraft on the Delivery Date, but if Lessor is unable to deliver the In-Use Aircraft on the Delivery Date, it shall deliver the In-Use Aircraft to Lessee as soon thereafter as possible without any penalty, charge or damages for late delivery.

     Section 3.  Term and Rent.
                 -------------

     (a) Term.  Except as otherwise provided herein (including, without
         ----
limitation, pursuant to the definition of Event of Loss), the Term for the Aircraft shall commence on the Delivery Date and end on February 7, 1996.

     (b) Basic Rent.  Lessee hereby agrees to pay Lessor Basic Rent for the
         ----------
Aircraft throughout the Term, in advance in the amounts set forth in Schedule I, on each Basic Rent Payment Date, commencing on the Delivery Date.

     (c) Supplemental Rent.  Lessee also agrees to pay to Lessor, or to
         -----------------
whosoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing, including on each Monthly Supplemental Rent Payment Date (as defined in Exhibit E attached hereto) (or on demand if no due date is specified), and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. In addition, Lessee shall pay, on demand, as Supplemental Rent, to the extent permitted by applicable law, an amount equal to interest at the Stipulated Interest Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded, as the case may be, for the period until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. All Supplemental Rent to be paid pursuant to this Section 3(c) shall be payable in the type of funds and in the manner set forth in Section 3(e).

     (d) Prohibition Against Setoff, Etc.  Except as set forth in Section
         --------------------------------
4(c)(i)(D) of Exhibit E attached hereto, this Lease is a net lease and Lessee's obligation to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstance including (i) any claim which Lessee may have against Head Lease Lessor, any Participant, Mortgagee or Lessor or anyone else for any reason whatsoever (whether in connection with the transactions contemplated hereby or any other transactions), including any breach by Lessor or any of its Affiliates, of any of its warranties, agreements or covenants contained herein or in any of the Long-Term Agreements or any of the documents related hereto or thereto or performance, or nonperformance by Lessor of any of its duties or obligations to Lessee set forth in Exhibit E attached hereto, (ii)
any defect in the title, registration, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Airframe, any Serviced Engine or any Engine, or any interruption or cessation in or including any such interruption, cessation or prohibition of the use or possession thereof by Lessee for any reason whatsoever, resulting from the act of any Governmental Authority; and (iii) any other circumstance, happening or event whatsoever, whether or not foreseen or similar to the foregoing; provided, that Lessee's obligations to pay Basic Rent and
           --------
Supplemental Rent shall cease with respect to the Aircraft, except with respect to Rent accrued at such time upon (i) redelivery of the Aircraft by Lessee to Lessor in accordance with the provisions of Sections 5 hereof; and/or (ii) repossession of the Aircraft by Head Lease Lessor, Mortgagee or Lessor pursuant to Section 14A hereof, but subject to Lessee's payments of sums specified under said Section 14A; and/or (iii) with respect to any Item of Equipment, payment by or on behalf of Lessee to Lessor in full of the Stipulated Loss Value and other sums specified in Section 8 hereof to be paid by Lessee pursuant to an Event of Loss with respect to such Item of Equipment. Lessee hereby waives, and hereby agrees to waive at any future time at the request of Lessor, to the extent now or then permitted by Applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee. Lessee shall not seek to recover all or any part of any such payment of Rent from Lessor for any reason whatsoever except manifest error. The parties agree that nothing contained in this Section 3(d) shall affect or limit any right of Lessee to collect damages for the breach of any covenant or representation by Lessor hereunder, including Section 4 hereto or Exhibit E hereto or by any Affiliate of Lessor under any Long-Term Agreement. Lessee shall pay all costs and expenses of every character, whether seen or unforeseen, ordinary or extraordinary or structural or nonstructural, in connection with the delivery, use, operation, maintenance, return, and repair and reconstruction of the Airframe and each Serviced Engine by Lessee, including the costs and expenses particularly set forth in this Lease, except as may be otherwise expressly set forth in the other documents related hereto.

     (e) Payment to Lessor.  All Rent shall be paid by Lessee to Lessor by wire
         -----------------
transfer of immediately available funds in U. S. Dollars, to such account as Lessor shall designate to Lessee in writing. Such funds shall be available to Lessor not later than 3:00 p.m., New York City time on the date of payment. Whenever any payment of Rent is due on a day other than a Business Day, such payment shall be made on the next preceding Business Day. All Rent to be paid by Lessee hereunder shall be paid in full without any deduction or withholding with respect to Taxes of any nature imposed by any Taxing Authority unless Lessee is prohibited by Applicable Law from doing so, in which event Lessee shall comply with Section 16 below.

     Section 4.  Disclaimer; Warranties Relating to the Aircraft; Certain
     ----------  --------------------------------------------------------
                 Agreements of Lessee, Representations of Lessee.
                 -----------------------------------------------

     (a) Disclaimer.  LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS, WHERE-
         ----------
IS", AND LESSOR DOES NOT MAKE NOR SHALL BE DEEMED TO HAVE MADE, AND EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR

PURPOSE OF ANY ITEM OF EQUIPMENT OR ENGINE OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN ANY ITEM OF EQUIPMENT OR ENGINE OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except for the representations of Lessor set forth in Section 4(e) below, and that Lessor represents that (i) it has good title to the Engines free of Lessor's Liens and the lawful right to lease the Engines to Lessee in accordance with the terms hereof, (ii) Lessee shall have the same leasehold interest in the Airframe that was conveyed to Lessor by Head Lease Lessor pursuant to the Head Lease, subject to the terms of the Head Lease and the Indenture, (iii) Lessor has the lawful right to lease the Airframe to Lessee in accordance with the terms hereof, and (iv) that Lessor is a citizen of the United States of America as defined in Section 40102(a)(15) (former 101(16)) of the Act. LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON WITH RESPECT TO (I) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY ANY ITEM OF EQUIPMENT OR ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCES IN CONNECTION THEREWITH; (II) THE USE, OPERATION OR PERFORMANCE OF ANY ITEM OF EQUIPMENT OR ENGINE OR ANY RISKS RELATING THERETO;
(III) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES; OR (IV) THE DELIVERY HEREUNDER, OPERATION, SERVICING, MAINTENANCE, REPAIR OR IMPROVEMENT OF ANY ITEM OF EQUIPMENT EXCEPT AS EXPRESSLY PROVIDED IN THE PROVISIONS OF EXHIBIT E HERETO RELATING TO THE SERVICING, MAINTENANCE, REPAIR OR IMPROVEMENT OF ANY SERVICED ENGINE OR SERVICED AIRCRAFT; PROVIDED THAT NOTHING CONTAINED IN THIS SECTION
                             --------
4(a) SHALL IN ANY WAY LIMIT THE RIGHTS OF LESSEE AGAINST ANY AFFILIATE OF LESSOR UNDER ANY LONG-TERM AGREEMENT.

     (b) Quiet Enjoyment.  Notwithstanding any other term or provision of this
         ---------------
Agreement, Lessor covenants that, so long as no Lessee Event of Default shall have occurred and be continuing, it shall not take any action contrary to Lessee's rights under this Lease, or otherwise through its own actions or inactions in any way interfere with the quiet enjoyment of the use and possession of the Aircraft, the Airframe or any Serviced Engines by Lessee; provided, that no performance or failure by Lessor to perform its obligations
- --------
under Exhibit E hereto shall be deemed a breach of this Section 4(b).

     (c) Waiver of Warranties.  LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES THE
         --------------------
BENEFIT OF ANY AND ALL CONDITIONS, WARRANTIES OR REPRESENTATIONS ON THE PART OF LESSOR WHICH ARE EXPRESSED OR WOULD OR MIGHT BE IMPLIED IN THIS AGREEMENT WHETHER BY LAW OR OTHERWISE AND RELATING IN ANY WAY TO THE STATE, CONDITION OR AIRWORTHINESS OF AN ITEM OF EQUIPMENT OR ENGINE. LESSEE ACKNOWLEDGES THAT THE PROVISIONS OF SECTIONS 4(a) AND 4(b) HAVE BEEN THE SUBJECT OF FULL DISCUSSION AND NEGOTIATION BETWEEN LESSEE AND LESSOR AND THAT THE BASIC RENT AND ALL

OTHER AGREEMENTS OF LESSEE AND LESSOR CONTAINED IN THIS AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS OF SECTIONS 4(a) AND 4(b) SPECIFICALLY INCLUDING THE DISCLAIMER BY LESSOR SET FORTH IN SECTION 4(a) AND THE WAIVER, RELEASE AND RENUNCIATION BY LESSEE SET FORTH IN THIS SECTION 4(c).

     (d) Lessee's Representations and Warranties.  To induce Lessor to enter
         ---------------------------------------
into this Lease Agreement, and any documents contemplated hereby, Lessee makes the following representations and warranties, each of which shall survive the execution and delivery of this Lease Agreement and the Delivery Date:

         (i) Lessee is a corporation duly incorporated under the laws of the Territory of Hawaii and is validly existing in good standing under the laws of the State of Hawaii and has its chief executive office in Honolulu, Hawaii. Except as set forth on Schedule 4(d)(i) hereto Lessee has all requisite corporate power and authority to carry on its business as now conducted, and to execute, deliver and perform its obligations under this Lease and each Lease Supplement. Lessee is a duly certificated "air carrier" under Section 41102 (former Section 401) and Section 44705 (former
     Section 604) of the Federal Aviation Act and possesses all necessary licenses or permits required by any Governmental Authority having jurisdiction over Lessee or the Aircraft to permit Lessee to engage in air transportation and to perform and comply with its obligations under this Lease, and is duly qualified to do business as a foreign corporation, and is in good standing, in each jurisdiction in which its failure to so qualify would adversely and materially affect it or its ability to carry out its obligations under this Lease;

        (ii) this Lease has been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of stockholders of Lessee (or if such approval is required, such approval has been obtained), and the execution and delivery hereof, and/or the consummation of the transactions contemplated hereby, and/or compliance by Lessee with any of the terms and provisions hereof, do not contravene any provisions of the Articles of Incorporation or By-laws of Lessee, or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any assets or property of Lessee under, any (A) indenture, mortgage, lease, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other material agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected other than the Lien under this Lease and Permitted Liens, or (B) Applicable Law;

         (iii) the execution and delivery by Lessee of this Lease, and the performance by Lessee of any of the transactions contemplated hereby do not require the consent or approval of, or registration with, or the giving or prior notice to any Person, including any federal, state or foreign governmental authority or entity having appropriate jurisdiction, except
     (A) any such consent, approval, notice registration, notice or action that has been obtained or as would not affect the validity, enforceability or binding nature of this Lease, and (B) routine reporting requirements of the Securities and Exchange Commission, the FAA, the DOT or other Governmental Authorities after the Delivery Date;

         (iv) this Lease has been duly executed and delivered by Lessee, and this Lease, together with Lease Supplement No. 1 when executed and delivered by Lessee, will constitute legal, valid and binding obligations of Lessee, fully enforceable, except as set forth on Schedule 4(d)(iv), in accordance with their respective terms;

         (v) except as set forth on Schedule 4(d)(v), there are no pending or, to the knowledge of Lessee, threatened investigations, suits or proceedings against it or affecting it or its properties or operations, that, if determined adversely, would materially adversely affect it, the consummation of the transactions described in, or the performance of its obligations under, this Lease Agreement or affect the right, title or interest of Lessor in the Aircraft;

         (vi) except as set forth on Schedule 4(d)(vi), Lessee is not in violation of, or in default under, any law, ordinance, order, regulation or authorization of any Governmental Authority or any permit or certificate issued or granted by any Governmental Authority, that could have a material adverse effect on the business or condition (financial or otherwise) of Lessee;

         (vii) except as set forth in Schedule 4(d)(vii), Lessee is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under any mortgage, deed of trust, indenture, or other instrument or agreement to which it is a party, or by which it or any of its properties or assets may be bound, that would have a material adverse effect on any of the actions described in, or on its ability to perform its obligations under, this Lease, and it is not in breach of any Applicable Law that would have a material adverse effect on it, or any of the actions described in, or on its ability to perform its obligations under, this Lease;

         (viii) except for the filing for recordation of this Lease, and Lease Supplement No. 1, and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 7(f) hereof, no further filing or recording of this Lease or of any other document (including any financing statement under Article 9 of the Uniform Commercial Code) and no further action is necessary or advisable, under the laws of the United States of America or the State of Hawaii, in order to fully protect and establish Lessor's title to, and interest in, the Aircraft and the Engines as against Lessee or any third parties;

         (ix) the financial and written information furnished by Lessee in connection with this Agreement, and the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact;

         (x) No Default or Lessee Event of Default has occurred and is continuing hereunder;

         (xi) Lessee has assets in excess of $5,000,000.00 according to its most recent financial statement prepared in accordance with generally accepted accounting principles and is not a "consumer" as that term is defined in
     Section 17.45 of the Texas Deceptive Trade Practices-Consumer Protection
     Act;

         (xii)  Lessee is not a consumer as defined by Hawaii Revised Statutes
     Section 480-1 (1992 Supp.), and therefore has no right to bring an action or pursue damages based upon unfair or deceptive acts or practices under that Section;

         (xiii)  Lessee is an air carrier under 14 C.F.R. Part 121; and

         (xiv) Lessor shall be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to its rights of repossession of the Aircraft, any Engines, any appliances or spare parts, each as defined in such Section 1110 of the Bankruptcy Code, pursuant to Section 14A hereof.

     (e) Lessor's Representations and Warranties.  To induce Lessee to enter
         ---------------------------------------
into this Lease Agreement, Lessor makes the following representations and warranties each of which shall survive the execution and delivery of this Lease Agreement and the Delivery Date:

         (i) the execution and delivery by Lessor of this Agreement have been duly authorized by all necessary corporate action on the part of Lessor, do not require any approval of stockholders of Lessor (or if such approval is required, such approval has been obtained), and the execution and delivery hereof, and/or the consummation by Lessor of the transactions contemplated hereby, and/or compliance by Lessor with any of the terms and provisions hereof, do not contravene any provisions of the Certificate of Incorporation or By-laws of Lessor, or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any assets or property of Lessor under, any (A) indenture, mortgage, lease, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement or other material agreement or instrument to which Lessor is a party or by which Lessor or its properties may be bound or materially affected, which breach or default would have a material adverse effect on its ability to perform the transactions contemplated by this Agreement, or
     (B) any Applicable Law binding on Lessor, which breach or default would have a material adverse effect on its ability to perform the transactions contemplated by this Agreement;

         (ii) the execution and delivery by Lessor of this Agreement and the performance by Lessor of its obligations under this Agreement do not require the consent or approval of, or registration with, or the giving of prior notice to, any Person including any federal, state or foreign Governmental Authority or entity having appropriate jurisdiction, except
     (A) any such consent, approval, notice registration, notice or action that has been obtained or as would not affect the validity, enforceability or binding nature of this Agreement, and (B) routine reporting requirements of the Securities and Exchange Commission, the FAA, the DOT or other Governmental Authorities after the Effective Date;

         (iii) this Agreement has been duly executed and delivered by Lessor and, assuming due authorization, execution and delivery by Lessee, constitutes the legal, valid and binding obligation of Lessor, fully enforceable against Lessor in accordance with its terms;

         (iv) Lessor is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under any material mortgage, deed of trust, indenture, or other instrument or agreement to which it is a party, or by which it or any of its properties or assets may be bound, that would have a material adverse effect on its ability to perform its obligations under this Agreement;

         (v) there are no pending or, to the knowledge of Lessor, threatened investigations, suits or proceedings against it or affecting it or its properties or operations, that, if determined adversely, would materially adversely affect the consummation by Lessor of the transactions described in, or the performance of its obligations under, this Agreement;

         (vi) Lessor is not in violation of, or in default under, any Applicable Law, of any Governmental Authority or any permit or certificate issued or granted by any Governmental Authority, that would have a material adverse effect on its ability to perform its obligations under this Agreement;

         (vii) Lessor is certificated under 14 C.F.R. Part 121 to perform Maintenance Services; and

         (viii) Lessor has the right to transfer possession and use of the Serviced Engines to Lessee.

     Section 5.  Return of Airframe and Engines.
     ----------  -------------------------------

     (a) Return of Airframe and Serviced Engines.  Upon the termination of this
         ---------------------------------------
Lease at the end of the Term or pursuant to Sections 8 or 14A hereof, Lessee shall return the Return Aircraft by delivering the same, at its own expense, to Tulsa, Oklahoma (TUL), Marana, Arizona (MZJ), Amarillo, Texas (AMA), Dallas/Fort Worth International Airport (DFW), or Los Angeles International Airport (LAX) at Lessor's sole option. Upon the expiration of the Term or pursuant to Sections 8 or 14A, as the case may be, Lessee shall make the redelivered Return Aircraft available for inspection by Lessor and its representatives and designees. At the time of the return of the Return Aircraft:

         (i) the Return Aircraft shall be in compliance with the Return Conditions as set forth in Exhibit D;

         (ii) the Return Aircraft shall be in compliance with Lessee's FAA-approved maintenance program;

         (iii) each Item of Equipment and Engine shall be free and clear of all Liens (except any Head Lease Lessor's Liens or Lessor's Liens);

         (iv) the Return Aircraft shall be in the same passenger configuration as when delivered to Lessee, and each Item of Equipment shall be in as good an operating condition as when delivered to the Lessee on the Delivery Date, ordinary wear and tear excepted;

         (v) Upon the return of the Airframe, either at the end of the Term, pursuant to Section 8 hereof or pursuant to Section 14A, (i) Lessee shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and all fuel or oil remaining on board the Airframe shall be the property of Lessor without charge and (ii) Lessee shall deliver or cause to be delivered to Lessor all logs, manuals and data, and inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations of the FAA;

         (vi) Subject to the availability of storage space, upon the termination of the Lease as to the Aircraft, upon request of Lessor, Lessee shall provide Lessor with storage facilities for such Return Aircraft for a period not exceeding ninety (90) days in accordance with the applicable manufacturer's recommendations for storage and FAA regulations and shall arrange for insurance and maintenance (performance of such maintenance subject to the availability of Lessee's employees) for such Return Aircraft during such storage period. The Lessor shall pay Lessee's direct costs for such storage, maintenance and insurance without mark-up; and

         (vii) Any Serviced Engines returned by Lessee on any Return Aircraft are deemed to be Engines for the purpose of compliance with Return Conditions.

     So long as Lessor is maintaining the Aircraft pursuant to Exhibit E attached hereto, the Return Conditions set forth in Exhibit D (other than Sections 2F(a) and (b), k, 2M(2), (4) and (5) and 2P thereof and the obligation to return all documents required for return set forth in Exhibit D and the obligation to return the Aircraft clean) shall be deemed to be satisfied with respect to the Aircraft.

     (b) Return of Other Engines.  In the event that any engine that is not a
         -----------------------
Serviced Engine shall be installed on the Airframe returned, such engine shall be an engine suitable to be a Replacement Engine hereunder. Upon return of the Aircraft, Lessee shall duly convey to Lessor good title to any such engine, free and clear of all Liens and, upon such conveyance, Lessee will furnish Lessor with a full warranty bill of sale, in form and substance reasonably satisfactory to it, with respect to such engine and take such other action as may be reasonably requested in order that title to such engine may be duly and properly vested in Lessor to the same extent as the Engine replaced thereby. Upon conveyance of good title to such engine to Lessor, and upon full compliance by Lessee with its obligations hereunder, at Lessee's expenses, Lessor will transfer to Lessee all rights, title and interest originally conveyed to Lessor in an Engine constituting part of the Aircraft but not installed on the Airframe at the time of the return of the Airframe "as-is, where-is", free and clear of any Head Lease Lessor's Liens and Lessor's Liens but otherwise without recourse or warranty, express or implied to Lessee.

     Section 6.  Liens.  Lessee shall not directly or indirectly create, incur,
                 -----
assume or suffer to exist any Lien on or with respect to the Airframe or any Engine or any Serviced Engine or any Parts, title thereto or any interest therein or in this Lease except (i) the respective rights of Lessor and Lessee as herein provided, of Head Lease Lessor and Lessor as provided in the Head Lease and of Mortgagee as provided in the Indenture, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 7(e) and 7(h), (iii) Head Lease Lessor's Liens or Lessor's Liens,
(iv) Liens for Taxes either not yet due or being contested in good faith (and the payment of which has been bonded to the satisfaction of Lessor) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Airframe or any Engine or any Serviced Engine or interest therein, (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and the payment of which has been bonded to the satisfaction of Lessor) by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Airframe or any Engine or any Serviced Engine or interest therein, (vi) liens arising out of judgments or awards against Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review, (vii) the Pooling Agreement, (viii) the Head Lease and (ix) the Indenture. Notwithstanding the foregoing, however, Lessee shall not, in any event, create, incur, assume or suffer to exist any Lien on or with respect to the Airframe, title thereto or any interest therein in violation of the terms of the Head Lease or the Indenture. Lessee shall promptly, at its own expense, take such action as may be necessary duly to discharge (by bonding or otherwise) any such Lien not excepted above if the same shall arise at any time.

     Section 7.  Registration, Maintenance and Operation; Possession; Insignia.
                 -------------------------------------------------------------

     (a) Registration, Maintenance and Operation.  Lessee, at its own cost and
         ---------------------------------------
expense, shall:

         (i) maintain, service, repair, overhaul and test or cause to be maintained, serviced, repaired, overhauled and tested each Item of Equipment in accordance with Lessee's FAA approved maintenance program, so as to keep each Item of Equipment (A) in at least as good an operating condition as when delivered, ordinary wear and tear excepted, and within the acceptable limits of performance provided in the Manufacturer's manuals, (B) in conformity with any Manufacturer's operating manual, instructions and service bulletins and all mandatory service bulletins and such other non-mandatory Manufacturer's service bulletins reasonably requested by Lessor and by the Manufacturer, (C) in conformity with all AD's that are required to be performed with respect to any Item of Equipment during the Lease Term, (D) in conformity with the requirements of any other Governmental Authority having jurisdiction over the Item of Equipment, (E) in such condition that the Airframe and each Serviced Engine will comply with the FAA type certificate (as in effect from time to time) issued to the Manufacturer of the Airframe or such Serviced Engine and in compliance with a maintenance program approved by the FAA so long as such maintenance program conforms to the maintenance program (as in effect from time to time) established by the applicable FAA-approved maintenance review board report for airframes and engines of the same type, and (F) in such condition as may be necessary to enable the airworthiness certification of the In-Use Aircraft to be maintained in good standing at all times (and, in the case of any Engine when it is not installed on the Airframe, so as to keep such Engine serviceable at all times except when such Engine is awaiting overhaul, maintenance, repair, inspection or servicing in the normal course of Lessee's FAA-approved or compatible maintenance program) under the rules and regulations of the FAA. All maintenance on the Airframe and Serviced Engines shall be performed by Lessee in accordance with the standards set forth above. Lessee shall promptly notify Lessor of any material change in the maintenance program in respect of the In-Use Aircraft from that in effect on the Delivery Date;

         (ii) not permit the Airframe, any Serviced Engine, or any Part to be maintained, serviced, repaired, overhauled, tested, used or operated in violation of any Applicable Law of any Governmental Authority having jurisdiction or in violation of any airworthiness certificate, license or registration relating to the Airframe, any Serviced Engine or any Part issued by any such Governmental Authority. In the event that any such Applicable Law requires alteration of the Airframe, any Serviced Engine, or any Part, Lessee will conform thereto or obtain conformance therewith at no expense to Lessor and will maintain the Airframe, such Serviced Engine or such Part in proper operating condition under such Applicable Laws;

         (iii) maintain or cause to be maintained all records, logs and other materials required by the FAA or other applicable Governmental Authority to be maintained in respect of the In-Use Aircraft; and

         (iv) promptly furnish to Lessor such information as may be required to enable Lessor to file any reports required to be filed by Lessor with any Governmental Authority because of Lessor's ownership of the Aircraft.

     (b) Additional Maintenance Provisions.  Lessee covenants and agrees that it
         ---------------------------------
shall use, operate, maintain, service, repair, overhaul and test or cause to be used, operated, maintained, serviced, repaired, overhauled and tested, the Airframe, each Serviced Engine and any Part in at least as good manner and with at least as much care as used by Lessee with respect to other airframes, engines and parts of the same type or utility owned, leased or operated by Lessee and that it will not discriminate against the Airframe, any Serviced Engine or any Part (as compared to other airframes, engines or parts of the same type or utility owned, leased or operated by Lessee) in the use, operation, maintenance, service, repair, overhaul or testing of the Airframe, each Serviced Engine or any Part.

     (c) Territorial Restrictions on Use of Aircraft.  Lessee agrees not to
         -------------------------------------------
operate or locate any Item of Equipment, or suffer such Item to be operated, (A) unless such Item is covered by insurance as required by the provisions of
Section 9, (B) contrary to the terms of the insurance required by the provisions of Section 9 of this Lease or section 11 of the Head Lease, (C) in any war zone or recognized or threatened area of hostilities unless covered to Lessor's satisfaction by war risk insurance, (D) to or from any airport which is at such time the subject of a prohibition order of any Governmental Authority of the United States or of any international authority or treaty organization of which the United States is a member, (E) to or from any airport that the aircraft leased by Lessee from Lessor pursuant to the Long-Term Lease are not operated to or from or (F) contrary to the terms of the Head Lease..

     (d) Obligations Absolute.  Nothing herein, including Exhibit E hereto,
         --------------------
shall be deemed to affect Lessee's obligations pursuant to this Section 7 or to impose on Lessor the obligation to pay for or be responsible for the payment of any maintenance, repair or overhaul. It is understood and agreed that Lessee shall be responsible for all of its obligations under this Section 7 hereof, regardless of the performance or non-performance by Lessor of its obligations described in Exhibit E hereto; provided that nothing contained in this Lease
                               --------
shall prohibit Lessee from maintaining a separate action against Lessor for any default by Lessor of its obligations described on Exhibit E attached hereto. So long as Lessor is required to maintain the Aircraft pursuant to Exhibit E hereto, the maintenance requirements of this Section 7 shall be deemed to have been satisfied to the extent such maintenance has been provided by Lessor pursuant to Exhibit E hereto.

     (e) Possession.  Except for the delivery of the Airframe or any Serviced
         ----------
Engine to Lessor pursuant to Exhibit E hereto or delivery of any Serviced Engines pursuant to the Pooling Agreement, Lessee shall not sublease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe, and shall not, without the prior written consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of any Serviced Engine or install any Serviced Engine, or permit any Serviced Engine to be installed, on any airframe other than the Airframe.

     (f) Registration and Insignia.  Lessee shall maintain in the cockpit of the
         -------------------------
Airframe adjacent to the airworthiness certificate therein the metal nameplate bearing the Head Lease Lessor's name, as owner and lessor, and the Mortgagee's name, as mortgagee. Lessee shall affix as promptly as practicable after the Delivery Date and thereafter to maintain on each Engine a metal nameplate bearing the inscription "AMERICAN AIRLINES, INC., OWNER AND LESSOR". Lessee may place its customary colors and insignia on the Airframe or Engines so long as no polished portion of the In-Use Aircraft is painted. The placement of and colors or insignia on the In-Use Aircraft shall be performed by Lessor.
Provided that Lessor shall (i) remain a citizen of the United States of America as defined in Section 40102(a)(15) (former 101(16)) of the Act and (ii) cooperate with the Lessee, Lessee shall maintain continued registration of the Airframe in Head Lease Lessor's name under the Act. Except as set forth in
Section 7(h) below, no additional modifications may be made to the Aircraft or any Serviced Engines without the prior written consent of Lessor.

     (g) Replacement of Parts.  Subject to the provisions of Exhibit E hereof,
         --------------------
Lessee at its own cost and expense, shall promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Serviced Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 8. In addition, Lessee may, at its own cost and expense, remove or cause to be removed in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damages beyond repair or permanently rendered unfit for use; provided that Lessee, except as otherwise
                                    --------
provided in Section 8, will, at its own cost and expense, replace such Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except for Permitted Liens), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Airframe or any Serviced Engine shall remain the property of Lessor (or Head Lease Lessor, as the case may be), no matter where located. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Serviced Engine as above provided, without further act, (i) title to the replacement Part shall thereupon vest in Lessor free and clear of all Liens (except for Permitted Liens); and (iii) such replacement Part shall become subject to this Lease and be deemed part of the Airframe or such Serviced Engine for all purposes to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Serviced Engine. Any Parts replaced or supplied by Lessor pursuant to Exhibit E attached hereto shall be deemed to satisfy the conditions of this Section.

     (h) Alterations, Modifications and Additions.  Subject to the provisions of
         ----------------------------------------
Section 7(a) hereof, and, in addition, so long as Lessor is maintaining the Aircraft pursuant to Exhibit E attached hereto, in compliance with Exhibit E attached hereto, Lessee, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Airframe and the Serviced Engines as may be required from time to time to meet the standards of the FAA or other Governmental Authority having jurisdiction. In addition and subject to the terms of Exhibit E hereto, Lessee, at its own expense, may from time to time make (or cause to be made) such alterations and modifications in and additions to the Airframe or any Serviced Engine as Lessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee deems obsolete or no longer suitable or appropriate for use in the Airframe or any Serviced Engine, provided that (i)
                                                               --------
no such alteration, modification, addition or removal shall diminish the fair market value, utility or remaining useful life of the Airframe or such Serviced Engine, or impair the condition or airworthiness thereof below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification, addition or removal assuming the Airframe or such Serviced Engine was then of the value and utility and in the condition and airworthiness required to be maintained by the terms of this Lease; and (ii) no structural modification shall be made without the prior written consent of Lessor. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Serviced Engine as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Notwithstanding the foregoing sentence of this Section 7(h), so long as no Default or Lessee Event of Default shall have occurred and be continuing, Lessee may, at any time during the Term, remove any Part, provided that (i) such Part
                                                   --------
is in addition to, and not in replacement of or substitution for, (x) any Part originally incorporated or installed in or attached to the Airframe or any Serviced Engine at the time of delivery thereof hereunder, or (y) any Part in replacement of or substitution for any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Airframe or any Serviced Engine pursuant to the terms of this Section 7(h), and (iii) such Part can be removed from the Airframe or such Serviced Engine without causing material damage to the Airframe or such Serviced Engine and without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Lease which the Airframe or such Serviced Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any Part as provided in the immediately preceding sentence, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Airframe or such Serviced Engine from which it was removed. Any Part not removed by Lessee as provided in such sentence prior to the return of the Airframe or such Serviced Engine to Lessor hereunder shall remain the property of Lessor.

     (i)  Manuals and Technical Records.
          -----------------------------

          Lessee undertakes that:

          (1) Throughout the Lease Term, Lessee shall keep, or cause to be kept, accurate, complete and current records of all flights made by the Aircraft and each Serviced Engine and of all maintenance and repairs carried out to the Airframe and each Serviced Engine and shall allow the Lessor or its agents to examine and make reasonable copies of the records at any reasonable time upon giving reasonable notice to Lessee.

          (2) The records so kept shall conform with Lessee's approved maintenance program.

          (3) The records so kept shall be part of the manuals and technical records and shall be the property of Lessor and that at the end of the relevant Lease Term or upon the repossession or redelivery of the Aircraft, Lessee shall deliver the relevant records to the Lessor, provided that Lessee shall be entitled to take and retain copies thereof.

          (4) The Lessee shall provide to the Lessor or its authorized representative each month a status report containing engine and airframe utilization in hours and cycles, and other information which Lessor may reasonably request.

          (5) All original records shall be maintained in their original paper form and shall be the property of the Lessor upon lease termination.

     (j) Maintenance and Usage.  Except as otherwise expressly provided herein,
         ---------------------
throughout the Lease Term, Lessor and Lessee each agrees to perform its obligations, duties and liabilities set forth in Exhibit E attached hereto.

     Section 8.  Loss, Destruction, Requisition, Etc.
                 ------------------------------------

     (a) Event of Loss to the Aircraft.  Upon the occurrence of an Event of Loss
         -----------------------------
with respect to the In-Use Aircraft Lessee shall (i) forthwith (and in any event within five days after such occurrence) give to Mortgagee, Head Lease Lessor and Lessor written notice of such Event of Loss and (ii) comply with Section 8(a)(1):

          (1) Payment of Stipulated Loss Value and Rent.  On or before the
              -----------------------------------------
     Business Day before the earlier of (i) the 60th day following the date of the occurrence of such Event of Loss with respect to the In-Use Aircraft; or (ii) five days following the receipt of insurance proceeds with respect to such occurrence (the "Loss Payment Date"), Lessee shall pay to Lessor,
                               -----------------
     in the manner and in funds of the type specified in Section 3(e), an amount equal to the sum of (i) the Stipulated Loss Value for the In-Use Aircraft calculated as of the Basic Rent Payment Date next following the Event of Loss (or if the date of such Event of Loss is a Basic Rent Payment Date, as of such Basic Rent Payment Date (the "Loss Computation Date")) less any payment of Basic Rent paid by Lessee after the date of such Event of Loss and on or prior to the Loss Payment Date, (ii) any installment of Basic Rent due and owing prior to the Loss Payment Date, (iii) all Supplemental Rent then due and owing for the Aircraft on the Loss Payment Date, and (iv) interest on the amounts described in clause (i) and (ii) hereof from the Loss Computation Date to the Loss Payment Date at the Prime Rate.

          (2) Termination Upon Payment of Stipulated Loss Value.  Upon payment
              -------------------------------------------------
     in full of the amounts required pursuant to Section 8(a)(1), (i) Lessee's obligation to pay Basic Rent hereunder with respect to the Aircraft for any period commencing after the Loss Payment Date shall terminate (but Lessee shall remain liable for all payments of Rent, including Basic Rent and Supplemental Rent, including, without limitation, the Supplemental Rent pursuant to Exhibit E hereto, for the Aircraft, due through and including the date of such payment), (ii) the Term for the Aircraft shall end, and (iii) Lessor shall (subject to the rights of any insurer) transfer to Lessee all of Lessor's right, title and interest in the Airframe and the Serviced Engines, if any, which were subject to the Event of Loss "as-is, where-as", free and clear of Lessor's Liens, but otherwise without recourse or warranty, express or implied.

     (b) Event of Loss to a Serviced Engine.
         ----------------------------------

          (1) Event of Loss.  Upon the occurrence of an Event of Loss with
              -------------
     respect to a Serviced Engine not then installed on the Airframe, or upon the occurrence of an Event of Loss with respect to a Serviced Engine installed on the Airframe but not involving an Event of Loss with respect to the Airframe, Lessee shall give Lessor prompt written notice thereof and shall: (i) within sixty (60) days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Serviced Engine with respect to which such Event of Loss occurred, title to a replacement Serviced Engine free and clear of Liens (other than Permitted Liens) or (ii) if mutually agreed between Lessor and Lessee, Lessee shall in lieu of replacing such Serviced Engine pursuant to this Section 8(b)(1), pay or cause to be paid to Lessor hereunder, within ten (10) days after such agreement, the Stipulated Loss Value for such Serviced Engine, computed as of the Basic Rent Payment Date next following the date of such Event of Loss.

          (2) Conditions, Lessee's Obligations.  Lessee's right to replace
              --------------------------------
     contemplated by Section 8(b)(1) shall be subject to the fulfillment, in addition to the requirements contained in Section 9(b), of the conditions precedent set forth below:

               (i) No Default or Lessee Event of Default shall be continuing on the replacement date;

               (ii) Lessee will promptly (all writings referred to below to be reasonably satisfactory in form and substance to Lessor):

                    (a) furnish Lessor a bill of sale duly conveying to Lessor such replacement Serviced Engine, together with such evidence of title as Lessor may reasonably request;

                    (b) if the replaced Serviced Engine is an Engine hereunder, cause a Lease Supplement, subjecting such Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be duly filed for recordation with the FAA;

                    (c) furnish Lessor with such evidence of compliance with the insurance provisions of Section 9 with respect to such replacement Serviced Engine as Lessor may reasonably request;

                    (d) furnish Lessor with a certificate or certification of a qualified aircraft engineer reasonably satisfactory to Lessor certifying that such replacement Serviced Engine has a value, utility and remaining useful life at least equal to the Serviced Engine so replaced (assuming such Serviced Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss), provided that in addition to
                                                  --------
               such certificate or certification, Lessor shall have the right to inspect such replacement Serviced Engine and shall be reasonably satisfied that it has a value, utility and remaining useful life at least equal to the Serviced Engine so replaced (assuming such Serviced Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of
               Loss); and

                    (e) On or before such replacement date, Lessee shall (i)
               furnish Lessor with an opinion of independent counsel reasonably satisfactory to Lessor, that Lessor will suffer no adverse tax consequences as a result of such replacement or (ii) have agreed to pay to Lessor as an indemnity such amount or amounts as may be necessary to hold harmless, on an after-tax basis, Lessor against any and all adverse tax consequences as may result from such replacement and shall have provided to Lessor satisfactory assurances regarding Lessee's ability to pay such indemnity; and

                    (f) take such other actions and furnish such other
               certificates and documents as Lessor may reasonably request in order that such replacement Serviced Engine be duly and properly titled in Lessor and leased hereunder to the same extent as the Serviced Engine replaced thereby.

          (3) Event of Loss to an Engine, Not a Serviced Engine.  Upon the
              -------------------------------------------------
     occurrence of an Event of Loss to an Engine which is not a Serviced Engine, Lessor shall give Lessee prompt written notice thereof and shall within sixty (60) days after the occurrence of such Event of Loss, lease hereunder to Lessee a Replacement Engine with respect to such Engine to which such Event of Loss occurred, free and clear of Liens (other than Permitted Liens). Lessor shall furnish Lessee with a certificate or certification of a qualified aircraft engineer reasonably satisfactory to Lessee certifying that such Replacement Engine has a value, utility and remaining useful life at least equal to the Engine so replaced, provided that in addition to such
                                               --------
     certificate or certification, Lessee shall have the right to inspect such Replacement Engine and shall be reasonably satisfied that it has a value, utility and remaining useful life at least equal to the Engine so replaced (assuming such Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss).

          (4) Conditions, Lessor's Obligations.  Lessor's obligation to replace
              --------------------------------
     contemplated by Section 8(b)(3) shall be subject to the fulfillment of the conditions precedent that Lessee and Lessor will promptly:

               (i) cause a Lease Supplement, subjecting such Replacement Engine to this Lease, duly executed by Lessee and Lessor, to be delivered to Lessor for execution and, upon such execution, to be duly filed for recordation with the FAA; and

               (ii) take such other actions and furnish such other certificates and documents as Lessor may reasonably request in order that such Replacement Engine be duly and properly titled in Lessor and leased hereunder to the same extent as the Engine replaced thereby;

     provided, that Lessor shall have no obligation to deliver possession
     --------
     of a Replacement Engine to Lessee so long as a Default or Lessee Event of Default has occurred and is continuing hereunder.

          (5) Recordation and Opinions.  Promptly after the recordation of the
              ------------------------
     Lease Supplement covering any such Replacement Engine pursuant to the Federal Aviation Act (or in case the Aircraft was at the time of the Event of Loss subject to registration under the laws of a country other than the United States, pursuant to the laws of such country), Lessee shall cause to be delivered to Lessor an opinion of counsel reasonably satisfactory to Lessor as to the due recordation of such Lease Supplement pursuant to the Act (or such other laws).

          (6) Conveyance; Replacement Engine.  Upon compliance by Lessee with
              ------------------------------
     the terms of this Section 8(b), Lessor will (subject to the rights of any insurer) transfer (other than in the case of the replacement of an Engine which was not upon the occurrence of the Event of Loss, a Serviced Engine) to Lessee all of Lessor's right, title and interest as of the delivery date of such replacement Serviced Engine in the replaced Serviced Engine, "as-is, where-is", free and clear of Lessor's Liens but otherwise without recourse or warranty, express, implied or otherwise.

          (7) No Reduction of Basic Rent.  No Event of Loss with respect to a
              --------------------------
     Serviced Engine or an Engine under the circumstance contemplated by this
     Section 8(b) shall result in any reduction of Basic Rent. Upon the payment by Lessee to Lessor of the Stipulated Loss Value of any Serviced Engine, Lessor, shall provide Lessee with a replacement Serviced Engine.

          (8) If Lessor furnishes the replacement Serviced Engine, then the conditions set forth in Sections 8(b)(2)(ii)(a) and (d) shall be deemed to be fulfilled.

     (c) Application of Payments for Requisition of Title.  Any payments (other
         ------------------------------------------------
than insurance proceeds the application of which is provided for in Section 9) received at any time by Lessor, Lessee or from any Governmental Authority or other Person with respect to any Event of Loss, other than a requisition for use by the Government not constituting an Event of Loss, will be applied as follows:

          (1) Replacement of Serviced Engine.  If such payments are received as
              ------------------------------
     a result of an Event of Loss to a Serviced Engine under circumstances contemplated by Section 8(b), and the Serviced Engine is replaced, so much of such payments remaining after reimbursement of Lessor for reasonable costs and expenses, if any, theretofore incurred by Lessor related to such replacement shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed, or concurrently therewith will perform, the terms of Section 8(b) with respect to the Event of Loss for which such payments are made.

          (2) Loss of Airframe.  If such payments are received as a result of an
              ----------------
     Event of Loss to the Airframe or the Airframe or Serviced Engines then installed thereon, so much of such payments as shall not exceed the amounts payable pursuant to 8(a)(1) shall be applied to pay such amounts (or reimburse Lessee for its payment of such amounts), and the balance, if any, of such payment remaining thereafter shall, first, to the extent of the value of Lessee's interest in such payment, be paid over to Lessee, and, second, the remainder, if any, shall be retained by Lessor. For purposes of this clause (2), the value of Lessee's interest in a payment shall be the amount of the Basic Rent due in regard to the leasing of the Aircraft for the remainder of the applicable Term.

     (d) Requisition of Use of the Airframe.  In the event of the requisition
         ----------------------------------
for use of the Airframe or any Serviced Engines installed on the Airframe during the Term not constituting an Event of Loss including without limitation, pursuant to CRAF, Lessee shall promptly notify Lessor of such requisition and all of Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred, except to the extent that any failure or delay in Lessee's performance or observance of such obligations (other than obligations for the payment of Rent) is caused by such requisition. Unless Lessor elects to treat such requisition as an Event of Loss, Lessee shall be obligated to return the Airframe and such Serviced Engines to Lessor pursuant to, and in all other respects in compliance with the provisions of, Section 5 promptly at the later of the end of the Term or, if Lessor consents, the date of such return by any such Governmental Authority. All payments received by Lessor or Lessee from any Governmental Authority for the use of the Airframe and Serviced Engines during the Term (so long as no Lessee Event of Default shall have occurred and be continuing) shall be paid over to, or retained by, Lessee; and all payments received by Lessor or Lessee from the Government for the use of the Airframe and such Serviced Engines after the Term (or so long as a default or a Lessee Event of Default shall have occurred and be continuing) shall be paid over to, or retained by, Lessor, unless such requisition for use by any Governmental Authority is treated as an Event of Loss in which case all such payments shall be applied in accordance with Section 8(c)(2).

     (e) Investment of Proceeds Pending Replacement.  If an Event of Loss shall
         ------------------------------------------
occur with respect to a Serviced Engine and the provisions of Section 8(b) apply, or Lessor receives any insurance proceeds pending completion of repairs by Lessee to the Airframe or a Serviced Engine, Lessor shall, if requested by Lessee and if no Lessee Event of Default shall have occurred and be continuing, use its reasonable efforts to invest, at the request, direction and risk of Lessee, any payments received theretofore or thereafter with respect to the Airframe or such Serviced Engine from any insurer under insurance required to be maintained hereunder or from Lessee or from any Governmental Authority or other person with respect to the applicable Event of Loss or otherwise. Any such investments shall be in obligations of the United States or obligations guaranteed as to principal and interest by the Government or certificates of deposit issued in the United States by a commercial bank or banks each having a combined capital, surplus, and undivided profits of at least $250,000,000, in each case having a stated maturity not later than one year from the date of the acquisition thereof by Lessor. Lessee will pay to Lessor on demand the amount of any loss incurred in connection with any such investment. All profits and losses on such investments and any taxes in respect thereof shall be for the account of Lessee. In order to make the payments to Lessee provided for in Section 8 or 9 hereof, Lessor is authorized to sell any obligations purchased as aforesaid; and Lessor shall not be required to make such payments to Lessee until Lessor shall have had a reasonable time to sell such obligations and to obtain the sale proceeds therefrom.

     (f) Application of Payments During Default.  Any amount for requisition of
         --------------------------------------
title or requisition of use of any Item of Equipment referred to in this Section 8 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default or a Lessee Event of Default shall have occurred and be continuing, but shall be held by or paid to Lessor and applied against the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Default or Lessee Event of Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with this sentence.

     Section 9.  Insurance.
                 ---------

     (a) Liability Insurance.  During the Lease Term and during the next three
         -------------------
years thereafter, Lessee shall maintain (or cause to be maintained) at no expense to Mortgagee, Seller, Head Lease Lessor or Lessor the following insurance, on a worldwide basis with no territorial restrictions, except as may be specifically consented to from time to time by Mortgagee, Lessor and Head Lease Lessor, such consent not to be unreasonably withheld, with insurers of recognized responsibility approved by Lessor through nationally recognized aviation insurance brokers: comprehensive aviation liability insurance (including third party legal liability, public liability, passenger legal liability, personal injury liability, passenger's baggage and personal effects (checked and unchecked) liability, cargo legal liability, mail legal liability, premises liability, products/completed operations, hangarkeepers (ground and in-flight) liability and war risks liability (Lloyd's of London Clause AV.52 or its equivalent), insurance of the indemnification obligations set forth in Section 15 hereof, and property damage liability insurance with respect to the In-Use Aircraft in an amount not less than that carried by Lessee on similar equipment owned or leased by Lessee, provided that such liability insurance shall in no
                           --------
event be less than $1,000,000,000 for any one accident, or series of accidents arising out of any one event. Lessee shall not self-insure with respect to any public liability coverage with the exception of baggage, cargo and mail liabilities. Any policies of insurance carried in accordance with this Section 9(a) and any policies taken out in substitution or replacement for any of such policies shall: (1) name Mortgagee, Seller, Head Lease Lessor (as owner of the Airframe and in its individual capacity) and Lessor and their respective Affiliates and directors, officers, employees, servants and agents as an additional insured (each such Person an "Additional Insured"), as their
                                         ------------------
respective interests may appear; (2) provide that in respect of the interest of each Additional Insured in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other insured, and shall insure each Additional Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee; (3) provide that if the insurers cancel such insurance for any reason whatever, or if such insurance is allowed to lapse for nonpayment of premium, or if there is any substantial change in policy terms and conditions or coverage, such cancellation, lapse or change shall not be effective as to any Additional Insured until thirty days (seven days, or such other period as may from time to time be customarily obtainable in the industry, in the case of war risk and allied perils coverage) after receipt by such Additional Insured of written notice from such insurers of such cancellation, lapse or change; and (4) provide that no Additional Insured shall have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. Each liability policy shall (i) be primary without right of contribution from any other insurance which is carried by any Additional Insured, (ii) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering any Additional Insured, and (iii) waive any right of the insurers to any subrogation, set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured or Lessee to the extent of any moneys due to such Additional Insureds. In the case of the requisition for use of the In-Use Aircraft or any Serviced Engine by the Government, a valid agreement by the Government to indemnify Lessee in a manner satisfactory to Mortgagee, Lessor and Head Lease Lessor against any of the risks which Lessee is required hereunder to insure against in an amount at least equal to the amount of insurance required to be maintained for the Aircraft under this Section 9 from time to time shall, to the extent such indemnity from the Government complies with the requirements set forth in
Section 7(g) hereof, be considered adequate insurance to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

     (b) All Risk Hull Insurance.  During the relevant Terms, Lessee shall
         -----------------------
maintain (or cause to be maintained) at no expense to Mortgagee, Seller, Head Lease Lessor or Lessor the following insurance, on a worldwide basis with no territorial restrictions with insurers of recognized responsibility (A) all-risks (ground, taxing, flight and ingestion) hull insurance covering the In-Use Aircraft; and (B) all risks (including transit) Aviation Spare Parts (including Engine and Equipment) Insurance and (C) at all times that any In-Use Aircraft or any Serviced Engine is not covered by the insurance described in Section 9(c), coverage against the perils of (i) strikes, riots, civil commotions or labor disturbances, (ii) any vandalism, malicious act or act of sabotage, and (iii) hijacking, or any unlawful seizure or wrongful exercise of control of the In-Use Aircraft or crew in flight made by any person or persons on board the In-Use Aircraft without the consent of the insured other than hijacking committed by persons engaged in a program of irregular warfare for terrorist purposes, in each case to the extent insured by the standard "buy-back" provisions to the Airline War Exclusion Clause (AV48B) or its equivalent. Such insurance shall be for an Agreed Value basis which shall be in an amount not less than the Stipulated Loss Value. Lessee may self-insure only with the prior written consent of Head Lease Lessor, Mortgagee and Lessor, and in the event such consent is granted, only by way of standard market deductibles, the risks required to be insured against pursuant to the preceding two sentences in such amounts as are acceptable to Mortgagee, Lessor and Head Lease Lessor in their sole discretion. Any policies carried in accordance with this Section 9(b) covering the In-Use Aircraft and any policies taken out in substitution or replacement for any such policies shall (1) name Head Lease Lessor, as owner of the Airframe, Mortgagee, Seller and Lessor as additional insureds as their interests may appear, and Head Lessor and Lessor as loss payees, as their interests may appear; (2) provide that the amount of any loss up to $2,000,000 shall be paid to Lessor or its order so long as the insurer has not been notified that an Event of Default under the Head Lease exists and provide that the amount of any loss in excess of $2,000,000 (or all proceeds if the insurer has been notified that an Event of Default under the Head Lease exists) shall be payable to the Mortgagee; (3) provide that if such insurance is canceled for any reason whatsoever, or any substantial change is made in policy terms, conditions or coverage, or the same is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Mortgagee, Seller, Head Lease Lessor or Lessor until thirty days (seven days or such other period as may from time to time be customarily obtainable in the industry, in the case of war risk and allied perils coverage), after receipt by Mortgagee, Seller, Head Lease Lessor or Lessor, respectively, of written notice from such insurers of such cancellation or lapse or change in policy terms, conditions or coverage; (4) provide that losses shall be adjusted with Lessor; (5) provide that in respect of Mortgagee, Seller, Head Lease Lessor and Lessor, such insurance shall not be invalidated by any action or inaction of Lessee or any other insured and shall insure such parties regardless of any breach contained in such policies by Lessee or any other insured; (6) be primary without right of contribution from any other insurance which is carried by Mortgagee, Seller, Head Lease Lessor or Lessor with respect to its interest in the In-Use Aircraft; (7) waive any right of subrogation of the insurers against Head Lease Lessor, Mortgagee, Seller or Lessor; (8) waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Mortgagee, Seller, Head Lease Lessor, Lessor or Lessee to the extent of any moneys due to Mortgagee, Seller, Head Lease Lessor or Lessor, as the case may be; and (9) provide that Mortgagee, Seller, Head Lease Lessor and Lessor shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. If the insurance required to be carried pursuant to Sections 9(b) and 9(c) is effected under separate policies, the insurers shall agree that if a disagreement arises as to whether a claim is covered by the all-risk insurance or the war-risk insurance, the insurers will settle such claims on the basis of a 50-50 claim funding arrangement. In the case of the requisition for use of the In-Use Aircraft or any Serviced Engine by the Government, a valid agreement by the Government, satisfactory to Head Lease Lessor and Lessor, to indemnify Lessee against any of the risks which Lessee is required hereunder to insure against in an amount at least equal to the amount of insurance required to be maintained for the In-Use Aircraft under this
Section 9 from time to time shall, to the extent such indemnity from the Government complies with the requirements set forth in Section 7(g) hereof, be considered adequate insurance to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

     (c) War-Risk Insurance.  During the Lease Term, Lessee shall maintain (or
         ------------------
cause to be maintained), at no expense to Mortgagee, Seller, Head Lease Lessor or Lessor War-Risk and Allied Perils Aviation Hull (including Spare Parts, Engines and Equipment) Insurance on an Agreed Value basis, which shall be not less than the Stipulated Loss Value. Such policy shall (i) insure against those perils excluded under Lessee's All Risks Hull and Spares policy(ies) by virtue of Lloyd's of London Exclusion Clause AVN.48B ("War, Hijacking and Other Perils Exclusion Clause") or its equivalent (other than paragraph (b) thereof relating to nuclear perils), (ii) provide for payment in U.S. Dollars, (iii) contain a 50/50 clause in accordance with Lloyd's of London Aviation Clause AVS.103 or its equivalent, (iv) be endorsed to include coverage for confiscation, requisition, nationalization, seizure, restraint, detention, appropriation, requisition of title or for use by any Governmental Authority (except for the government of registry) of the In-Use Aircraft, (v) provide coverage on a worldwide basis (subject only to such geographical limits as may be imposed by the hull, war and allied perils insurance) and (vi) be endorsed to include provisions identical to those contained in clauses (1), (2), (3), (4), (5), (6), (7), (8), and (9) of
Section 9(b).

     (d) Application of Proceeds.  Provided no Lessee Event of Default shall
         -----------------------
have occurred and be continuing, all insurance payments received under policies required to be maintained by Lessee pursuant to Section 9 as the result of the occurrence of an Event of Loss shall be applied in accordance with Section 8(c)(1) or Section 8(c)(2). Insurance payments relating to any property damage or loss to the In-Use Aircraft or any Serviced Engine not constituting an Event of Loss with respect thereto will be applied in payment for repairs or for replacement property in accordance with the terms of Section 8(c) hereof, if not already paid for by Lessee, and any balance remaining after compliance with such Sections with respect to such loss shall be paid to Lessee. Any amount representing proceeds of insurance required to be maintained by Lessee hereunder which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment a Default or a Lessee Event of Default shall have occurred and be continuing, but shall be held by or paid to Lessor as security for the obligations of Lessee under this Lease and such amount (to the extent not previously applied against such obligations) shall be paid to Lessee at such time as there no longer exists any Default or Lessee Event of Default.

     (e) Reports, Etc.  On or before the Delivery Date (except, with respect to
         -------------
the insurance required by Section 9(j), prior to the date hereof), and no less than five (5) Business Days prior to the expiration of any insurance required pursuant to this Section 9, Lessee shall furnish to Mortgagee, Seller, Lessor and Head Lease Lessor (i) appropriate certification by each insurer or its authorized signatories and (ii) a report signed by a firm of independent insurance brokers, then retained by Lessee, attaching certificates evidencing the insurance and reinsurance then carried and maintained with respect to the In-Use Aircraft and Allocated Parts and stating that in the opinion of such firm the insurance then carried and maintained with respect to the In-Use Aircraft and Serviced Engines or Parts complies with the terms hereof. Lessee will cause such firm to advise Mortgagee, Seller, Lessor and Head Lease Lessor in writing promptly of any material default in the payment of any premium and of any other act or omission on the part of Lessee of which they have knowledge which might invalidate or render unenforceable, in whole or in part, any insurance on the In-Use Aircraft or any Serviced Engine or Parts. Lessee also shall cause such firm to advise Mortgagee, Seller, Head Lease Lessor and Lessor in writing at least thirty (30) days (seven (7) days, or such other period as may from time to time be customarily obtainable in the industry, in the case of war risk and allied perils coverage), prior to the expiration or termination of any insurance policy carried or maintained with respect to the In-Use Aircraft or any Serviced Engine any Parts pursuant to this Section 9. In the event that Lessee shall fail to maintain insurance as herein provided. Lessor or Head Lessor may at its option provide such insurance and, in such event, Lessee shall upon demand, reimburse Lessor, as Supplemental Rent, for the cost thereof, together with interest, on the amount of the cost of Lessor or Head Lessor of insurance for the Aircraft as to which Lessee shall have failed to maintain insurance, at the rate specified in Section 3(c) of the Head Lease.

     (f) Additional Insurance.  Lessee at its option and at its sole cost and
         --------------------
expense may obtain insurance with respect to its interest in the In-Use Aircraft, provided that such insurance does not prevent Lessee from obtaining
          --------
the insurance required by this Section 9; and provided, further, that such
                                              --------  -------
additional insurance does not prevent Mortgagee, Seller, any Participant, Head Lease Lessor or Lessor, as the case may be, from obtaining insurance for its own account with respect to the In-Use Aircraft in excess of Stipulated Loss Value. No such insurance shall be subject to this Section 9. Mortgagee, any Participant, Head Lease Lessor and Lessor may each carry for its own account at its sole cost and expense insurance with respect to its interest in the In-Use Aircraft but in no event shall such insurance prevent Lessee from carrying insurance required by this Section 9 or adversely affect the cost thereof.

     (g) Notice from Lessee; No Modification.  Lessee shall forthwith notify
         -----------------------------------
Mortgagee, Seller, Head Lease Lessor and Lessor of any event which may give rise to a claim under the insurance required pursuant to this Section 9.

     (h) Reinsurance.  In the event of any reinsurance of the risks set forth in
         -----------
Section 9(b) the following clause shall be incorporated into such reinsurance policies:

     "Reinsurers hereby agree that notwithstanding the insolvency, liquidation, bankruptcy, dissolution of or similar proceedings affecting Insurers in respect of a total loss or other claim whereas provided by the Lease such claim will be paid to the person or persons named as loss payee under the primary insurance and that Reinsurers shall in lieu of payment to the Insured, its successors in interest and assigns, pay to the person named as loss payee under the primary insurance that portion of any loss due for which the reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by the Reinsurers shall (to the extent of such payment) fully discharge and release the Reinsurers from any and all further liability in connection therewith, subject to such clause not contravening any law of the government of registration."

     (i) Insurance of Lessor.  Lessor agrees to maintain throughout the Lease
         -------------------
Term Hangarkeeper's Legal Liability Insurance that, in accordance with the terms and conditions of the policy, covers the Serviced Aircraft during periods in which the Serviced Aircraft is within custody and control of Lessor for an amount not less than the Stipulated Loss Value.

     (j) Insurance Relating to Allocated Parts. During the Term, Lessee shall
         -------------------------------------
maintain (or cause to be maintained) at no expense to Lessor the following insurance with respect to the Allocated Parts with insurers of recognized responsibility satisfactory to Lessor: (A) All Risks Property Insurance and (B) coverage against the perils of (i) strikes, riots, civil commotions or labor disturbances or (ii) vandalism, malicious acts or acts of sabotage. Such insurance shall be for an aggregate amount of no less than $1,600,000. With the written consent of Lessor, Lessee may self-insure, only by way of deductibles, the risks required to be insured against pursuant to the preceding two sentences in such amounts as are acceptable to Lessor in its sole discretion. Any policies carried in accordance with this Section 9(j) covering the Allocated Parts and any policies taken out in substitution or replacement for any such policies shall (1) name Lessor as sole loss payee; (2) provide that the entire amount of any loss shall be paid to Lessor or its order; (3) provide that if such insurance is canceled for any reason whatsoever, or any substantial adverse change is made in policy terms, conditions or coverage, or the same is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Lessor until thirty (30) days after receipt by Lessor of written notice from such insurers of such cancellation or lapse or change in policy terms, conditions or coverage; (4) provide that losses shall be adjusted with Lessor; (5) provide that in respect of Lessor, such insurance shall not be invalidated by any action or inaction of Lessee or any other insured and shall insure such parties regardless of any breach contained in such policies by Lessee or any other insured; (6) waive any right of subrogation of the insurers against Lessor; (7) waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Lessor or Lessee to the extent of any moneys due to Lessor; and (8) provide that Lessor shall not have any obligation or liability for premiums, commissions, assessments or calls in connection with such insurance. Lessee shall bear the risk of loss to the extent of any deficiency in any effective insurance coverage with respect to loss or damage to all or any portion of the Allocated Parts.

     (k) Compliance with Head Lease.  Notwithstanding anything to the contrary
         --------------------------
contained in this Section 9, Lessee agrees that it will additionally comply with and abide by all of the covenants and other obligations of Lessor, as lessee in
Section 11 of the Head Lease; provided, in no event will Lessee maintain insurance in amounts or coverages less than the amounts and coverages required by Section 11 of the Head Lease or such lesser amounts as may be consented to by Head Lease Lessor.

     Section 10.  Inspection; Financial Information; Letter of Credit.
                  ---------------------------------------------------

     (a) Inspection.  During the Lease Term, Lessee shall furnish to Mortgagee,
         ----------
Head Lease Lessor and Lessor such information concerning the location, condition, use and operation of the In-Use Aircraft as such party may reasonably request. Lessee shall permit any person designated in writing by Mortgagee, Head Lease Lessor or Lessor, at such designating party's expense, to visit and inspect (at any reasonable time, provided that such inspection shall not unreasonably interfere in any material respect with Lessee's business operations or operation or maintenance of the In-Use Aircraft) the In-Use Aircraft and the records maintained in connection therewith and, at such designating party's expense, to make copies of such records as such party may reasonably designate. Mortgagee, Head Lease Lessor and Lessor shall not have any duty to make any such inspection and shall not incur any liability or obligation by reason of making or not making any such inspection. Any such inspection of the In-Use Aircraft shall be a visual, walk-around inspection which may include going on board the In-Use Aircraft and shall not include opening any panels, bays, or the like, provided, that any such designee of Head Lease Lessor and/or Lessor, as the case
- --------
may be, shall be entitled to be present during any maintenance check of the In-Use Aircraft at which any panels, bays or the like may be opened and shall have the right to inspect such items during such maintenance check. Upon written request from Mortgagee, Head Lease Lessor or Lessor, as the case may be, Lessee shall provide such requesting party with the anticipated dates of any scheduled major maintenance checks (including any "C", heavy "C" or "D" check) occurring within the six-month period following such request.

     (b) Financial Information.  Lessee also agrees to furnish to Lessor during
         ---------------------
the Lease Term:

          (1) as soon as possible and in any event within ten (10) days after the occurrence of a Default or Lessee Event of Default, a certificate of Lessee, signed by a vice president of Lessee, setting forth in detail the nature of such Default or Lessee Event of Default and the action which the Lessee proposes to take with respect thereto;

          (2) from time to time, such information as Lessor may reasonably request with respect to the operations of Lessee in order to determine whether the covenants, terms and provisions of this Lease have been complied with by Lessee;

          (3) such information as may be required to enable Lessor to file any reports required to be filed with any Governmental Authority because of Lessor's ownership of the Items of Equipment;

          (4) as soon as available, quarterly and year-end unaudited Reports of Financial and Operating Statistics for Large Certified Air Carriers (U.S. Department of Transportation Form 41 Schedule A); and

          (5) as soon as available, and in any event within sixty (60) days after the end of each of the first three fiscal quarters, an unaudited balance sheet of the Lessee and its consolidated subsidiaries, as of the end of such quarter and related unaudited statements of income and retained earnings of the Lessee and its consolidated subsidiaries, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year;

          (6) as soon as available, and in any event within 120 days after the end of each fiscal year of Lessee, a financial report for the Lessee for such year, including therein a balance sheet of Lessee as of the end of such fiscal year and related statements of income and retained earnings and changes in financial position of the Lessee for such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, all in reasonable detail and as certified by the Lessee's public accountants, including their certificate and accompanying comments; and

          (7) promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by Lessee to stockholders generally and of each regular or periodic report, registration statement or prospectus filed by Lessee with any securities exchange or the Securities and Exchange Commission or any successor agency, and of any order issued by any Governmental Authority in any proceeding in which Lessee is a party; and

          (8) from time to time, such statistical information concerning the In-Use Aircraft as Lessor may reasonably request to enable Lessor to evaluate, calculate and/or report any Taxes.

     (c)  Letter of Credit.
          ----------------

          (1) Lessee shall take whatever action may be necessary to maintain the Letter of Credit (whether in the form of a letter of credit or a deposit) in full force and effect, which shall secure Lessee's obligations hereunder and under the Long-Term Agreements and the Ancillary Agreements.

          (2) In the event any issuer of any letter of credit constituting all or a portion of the Letter of Credit fails to renew such letter of credit at least thirty (30) days prior to the then effective expiry date thereof, then Lessor may draw, or may cause such letter of credit to be drawn. The proceeds of such draws made under the letters of credit will be deposited with Lessor and/or one of its Affiliates as set forth in Section 10(c)(4) below.

          (3) In the event Lessor withdraws or causes to be withdrawn any amount from the deposit constituting all or a portion of the Letter of Credit (the "Deposit"), Lessor shall promptly thereafter deliver a certificate (the "Withdrawal Certificate") to Lessee certifying the date and amount of the withdrawal and that Lessor was entitled to make such withdrawal. Lessee shall on or before the fifth Business Day following receipt of such Withdrawal Certificate, provide Lessor with all or one of the following in the amount of such withdrawal (the "Replacement Letter of Credit) from the Deposit: (i) a letter of credit, complying with the definition of Letter of Credit set forth herein; or (ii) immediately available funds to be maintained as a Deposit as set forth herein.

          (4) In the event Lessee elects at any time to maintain all or any portion of the Letter of Credit as a Deposit or any amount drawn under any Letter of Credit pursuant to 10(c)(2) above is to be held as a Deposit, then Lessor or one of its Affiliates shall hold such money in an account in Lessor's or one of its Affiliates' names at a financial institution(s) selected by Lessor or one of its Affiliates. Lessee hereby agrees with respect to any Deposit which forms a part of the Letter of Credit (including the Deposit previously made pursuant to the Interim Definitive Agreements which shall now be deemed a Deposit hereunder), that: (i) Lessor and its Affiliates shall have the right of recoupment against such Deposit and the proceeds thereof with respect to any amount payable by Lessee to Lessor or its Affiliates pursuant to this Lease or the Long-Term Agreements and the Ancillary Agreements; and (ii) Lessor and its Affiliates shall have a valid security interest in such Deposit and the proceeds thereof to secure its obligations, indebtedness and liabilities hereunder, under the Long-Term Agreements and the Ancillary Agreements; (iii) the Deposit will be held in the name of Lessor or an Affiliate, may be commingled with other funds of Lessor and its Affiliates and may be invested or held uninvested at the sole discretion of Lessor and its Affiliates; and (iv) that Lessor is holding such money as a Deposit pursuant to the terms of this Lease Agreement and the Long-Term Agreements and the Ancillary Agreements. Lessee shall execute or deliver any other document or instrument or take any other action necessary to effectuate the foregoing, and shall take any action reasonably requested by Lessor to perfect Lessor's security interest in the Deposit.

          (5) Lessee shall have the right at any time and from time to time to replace any portion of the Letter of Credit consisting of a Deposit with a letter of credit or a letter of credit with a Deposit, provided such substitute Deposit meets the requirements of Section 10(c)(4) or the substitute letter of credit meets the requirements of a Letter of Credit and the aggregate amount of all such Deposits and letters of credit is $2,000,000. In the case of substitution of a Deposit for a letter of credit, Lessor shall simultaneously with the delivery of the Deposit and execution and delivery of an agreement as required by Section 10(c)(4), deliver to Lessee the original letter of credit for which the substitution is being made.

          (6) Notwithstanding the provisions of Section 10(c)(4) above, in the event the rating (the "Rating") assigned by Standard & Poor's Corporation to publicly traded, long-term debt securities issued by Lessor becomes CCC+ or lower, then upon receipt of written request from Lessee, Lessor shall cause the Deposit to be maintained in a segregated account at a financial institution acceptable to Lessee, which Deposit shall otherwise continue to comply with, and be subject to the provisions of this Section 10(c).
     Lessor agrees to give Lessee prompt written notice of any such downgrading of its Rating.

          (7) In the event Lessor draws upon any letter of credit or withdraws any Deposit (which constitutes all or a portion of the Letter of Credit), and Lessee in good faith, reasonably disputes such drawing or withdrawal, then Lessee must nevertheless continue to maintain the Letter of Credit in an amount not less than $2,000,000. However, Lessee may cause any Replacement Letter of Credit which constitutes a deposit ("Replacement Deposit") to be maintained in a segregated account at a financial institution acceptable to Lessee, in the names of Lessee and Lessor, which Deposit must otherwise comply with Sections 10(c)(4) hereof. Lessor may not make a withdrawal from such Replacement Deposit until the earlier to occur of the following: (1) resolution of the dispute concerning the earlier drawing of the Letter of Credit or withdrawal of the Deposit, or
     (2) a Lessee Event of Default under Section 13A(i) or (j). In the event and to the extent it is finally determined pursuant hereto or is otherwise agreed by Lessee and Lessor, that any drawing upon any Letter of Credit or any withdrawal from any Deposit (a "Withdrawal") was not authorized under this Lease Agreement or any Long-Term Agreement, then to the extent such withdrawal was not authorized, the applicable portion of the replacement Deposit shall be returned to Lessee and the remainder shall be delivered to Lessor in accordance with Section 10(c)(4) above.

          (8) Upon payment and satisfaction in full of all of Lessee's obligations, indebtedness and liabilities under this Lease Agreement and the Long-Term Agreements and the Ancillary Agreements ("Final Payment"), Lessor shall or shall cause all Letters of Credit to be returned to Lessee. Upon the substitution of a Letter of Credit for a Deposit or a portion thereof, pursuant to Section 10(c)(5) above, or upon Final Payment, Lessee shall return any Deposit, or portion thereof, as applicable, to Lessee, together with interest on such Deposit or returned portion thereof, from September 12, 1994 to, but not including, the date of return of the Deposit or such returned portion, such interest to be calculated at the rate of four percent (4%) per annum (calculated on the basis of a year of 365 days) compounded annually beginning on September 12, 1995 and on each September 12 thereafter.

     Section 11.  Lessee's Covenants.
                  ------------------

     (a) Merger. Lessee shall not consolidate with or merge into any other
         ------
corporation, or convey, transfer or lease all or substantially all of its assets to any Person, unless (i) the corporation formed by such consolidation or into which Lessee is merged or the Person who acquires by conveyance, transfer or lease all or substantially all of the assets of Lessee (the "Successor"): (A) remains entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to this Lease; and (B) shall execute and deliver to Lessor an agreement containing an assumption by such Successor of the due and punctual performance and observance of each covenant and condition of this Lease Agreement to be performed or observed by Lessee; (ii) immediately after giving effect to such transaction, no Default or Lessee Event of Default shall have occurred and be continuing hereunder and shall not violate the terms of the Head Lease, including, without limitation, Section 7(b) of the Head Lease; (iii) Lessee shall have delivered to Lessor, an officer's certificate and an opinion of independent counsel, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement described in clause (i) above comply with this Section 11(a) and that all conditions precedent herein provided for relating to such transaction have been complied with (except that such opinion need not cover the matters referred to in clause (ii) above and may rely, as to factual matters, on an officer's certificate of Lessee) and, in the case of such opinion, that such assumption agreement has been duly authorized, executed and delivered by the Successor, constitutes its legal, valid and binding obligation and is enforceable against such Successor in accordance with its terms, that Lessor shall continue to be entitled to the benefits and protections set forth in Section 1110 of the Bankruptcy Code, and any such actions shall not constitute an event of default under the Head Lease as stated in an opinion of independent counsel; (iv) Lessor shall retain all the benefits of the Letter of Credit; and (v) neither Head Lease Lessor nor Lessor shall suffer any adverse tax consequences as a result of such consolidation, merger or transfer which is not indemnified by Lessee in accordance with the terms hereof or against which Head Lease Lessor and Lessor are each otherwise indemnified in form and substance reasonably satisfactory to Head Lease Lessor and Lessor.

     Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Lessee as an entirety in accordance with this Section 11(a), the Successor shall succeed to, be substituted for, and may exercise every right and power of, and shall assume every obligation and liability of, Lessee under this Lease Agreement with the same effect as if the Successor had been named as Lessee herein and therein. No such consolidation or merger or conveyance, transfer or lease of all or substantially all of the assets of Lessee shall have the effect of releasing Lessee or any Successor which shall theretofore have become such in the manner prescribed in this
Section 11(a) from its liability hereunder. Nothing contained herein shall permit any lease, sublease or other arrangement for the use, operation or possession of the In-Use Aircraft or Engines except in compliance with the applicable provisions of this Lease.

     (b) Certificated Air Carrier.  Lessee will continue to be a certificated
         ------------------------
air carrier authorized to engage in scheduled air transportation under the Federal Aviation Act.

     Section 12.  FAA Recordation and Further Assurances.
                  --------------------------------------

     (a) FAA Recordation.  Lessee shall cause this Lease, all Lease Supplements
         ---------------
and any and all additional instruments which shall be executed pursuant to the terms hereof so far as permitted by Applicable Laws or regulations, to be duly kept, filed and recorded, and maintained of record, in accordance with the applicable law of the government of registry of the Aircraft, which shall be in the office of the FAA. The cost of all such action shall be borne by Lessor.

     (b) Further Assurances.  Each party hereto shall, at its expense, promptly
         ------------------
and duly execute and deliver to the other party such further documents and promptly take such further action not inconsistent with the terms hereof as the other party may from time to time reasonably request in order more effectively to carry out the intent and purpose of this Lease or to perfect and protect the rights and, with respect to Lessor, remedies created or intended to be created hereunder.

     Section 13A.  Lessee Events of Default.  The following events shall
                   ------------------------
constitute Lessee Events of Default (each a "Lessee Event of Default") (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Lessee Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied or waived by Lessor in writing:

     (a) Lessee shall fail to make any payment of Basic Rent or Supplemental Rent due pursuant to Exhibit E hereto, as and when due or shall fail to make any other payment of Supplemental Rent within five (5) Business Days after delivery to Lessee of notice from Lessor that the amount shall have become due hereunder; or

     (b) Lessee shall fail to procure, carry and maintain any insurance required by Section 9 hereof; provided that in the case of insurance with respect to
                     --------
which cancellation, change or lapse for nonpayment of premium shall not be effective as to Mortgagee, Seller, Head Lease Lessor or Lessor for 30 days (five days in the case of any war risk and allied perils coverage, or if shorter, such other period as may be customary in the industry for such notice of cancellation) after receipt of notice by Mortgagee, Seller, Head Lease Lessor or Lessor, respectively, of such cancellation, change or lapse, no such failure to carry and maintain insurance shall constitute a Lessee Event of Default hereunder until the earlier of (i) the date such insurance is no longer in effect as to Mortgagee, Seller, Head Lease Lessor or Lessor, or (ii) the date such failure shall have continued unremedied for a period of 20 days (five days in the case of any war risk and allied perils coverage, or if shorter, such other period as may be customary in the industry for such notice of cancellation) after receipt by Lessor of the notice of cancellation, change or lapse; or

     (c) Lessee shall fail to perform or observe, breach or be in default under Sections 5, 7(c), 10(c), or 11 hereof; or

     (d) Lessee shall fail to perform or observe, breach or be in default under any other covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) Business Days after written notice thereof by Lessor; or

     (e) any material representation or warranty made by Lessee herein or in any document or certificate furnished by Lessee in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made; or

     (f) Lessee shall fail to pay any sums which are or become due and owing under any Interim Aircraft Lease Agreement, the Interim Aircraft Maintenance Agreement, the Long-Term Lease Agreement, the July Lease Agreement or the November Lease Agreement or shall fail to perform under any indemnification obligations contained in any Interim Aircraft Lease Agreement, the Long-Term Lease Agreement, the November Lease Agreement, the July Lease Agreement, the December Lease Agreement or the Interim Aircraft Maintenance Agreement; or

     (g) the Letter of Credit (to the extent it is not a Deposit) shall, subsequent to the effectiveness thereof, cease to be a legal, valid, binding agreement enforceable against the issuer thereof, if any, or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide to Lessor or its Affiliates the respective Liens, security interest, rights, titles, interest, remedies, powers or privileges intended to be created thereby for any reason whatsoever other than due to a breach by Lessor (or its Affiliates, as the case may be) of any of its obligations thereunder (if any such obligations exist) or if the Deposit, if any, constituting the Letter of Credit, or any portion thereof, is encumbered, reduced, depleted or otherwise ceases to secure Lessee's obligations hereunder, other than one or more withdrawals from the Deposit or draws under the Letter of Credit pursuant to this Lease Agreement or any Long-Term

Agreement so long as Lessee complies with Section 10(c)(iii) hereof, and other than an encumbrance, reduction, depletion or cessation of security arising by, through or under Lessor or its Affiliates unrelated to the transactions contemplated by this Lease Agreement and the Long-Term Agreements; or

     (h) all or substantially all of Lessee's airline operations are suspended for more than two days; or

     (i) Lessee shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or Lessee shall be unable to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent shall seek relief as debtor under the provisions of any other present or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors or Lessee shall take any corporate action to authorize any of the foregoing; or

     (j) a petition against Lessee in a proceeding under any bankruptcy or other insolvency law (as now or hereafter in effect) shall be filed, and any decree or order adjudging Lessee a bankrupt or insolvent in such proceeding shall remain in force undismissed and unstayed for a period of sixty (60) days after such adjudication or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn and the proceeding shall not be dismissed within sixty (60) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction shall enter an order or decree assuming custody or control of Lessee or of any substantial part of its property and such custody or control remains in force unrelinquished, unstayed and unterminated for a period of thirty (30) days; or

     (k) obligations of Lessee for the payment of borrowed money shall not be paid when the same become due after the expiration of any applicable grace period, if the effect of such default is to cause obligations in excess of $20,000,000 to be accelerated or otherwise declared to be due and unpaid prior to their stated maturity; or

     (l) the issuer, if any, of the Letter of Credit becomes insolvent, or a receiver, trustee, custodian or similar entity is appointed or otherwise takes control of the issuer or of the whole or any part of its property (an "Issuer Insolvency"), and Lessee is unable to secure a substitute letter of credit of an issuer acceptable to Lessor and its Affiliates or make a deposit in the applicable amount within thirty (30) days of the occurrence of an Issuer Insolvency.

     Section 13B.  Lessor Events of Default.  The following events shall
                   ------------------------
constitute Lessor Events of Default (each a "Lessor Event of Default") (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental

Authority) and each such Lessor Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied, or waived by Lessee in writing:

          (a) Lessor shall fail to procure, carry and maintain any insurance required by Section 9(i) to be carried and maintained by Lessor;

          (b) Lessor shall fail to perform or observe, breach or be in default under any other covenant, condition or agreement to be performed or observed by Lessor hereunder and such failure shall continue unremedied for a period of thirty (30) Business Days after written notice thereof by the Lessee; provided, the existence of any Defect shall not constitute a Lessor
             --------
     Event of Default so long as Lessor promptly commences and diligently complies with its warranty obligations under Section 5 of Exhibit E;

          (c) Any material representation or warranty made by Lessor herein or in any document or certificate furnished by Lessor in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made;

          (d) Lessor shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or Lessor shall be unable to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or Lessor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessor in any such proceeding, or such party by voluntary petition, answer or consent shall seek relief as debtor under the provisions of any other present or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors or Lessor shall take any corporate action to authorize any of the foregoing;

          (e) A petition against Lessor in a proceeding under any bankruptcy or other insolvency law (as now or hereafter in effect) shall be filed, and any decree or order adjudging Lessor a bankrupt or insolvent in such proceeding shall remain in force undismissed and unstayed for a period of sixty (60) days after such adjudication or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn and the proceeding shall not be dismissed within sixty (60) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessor, any court of competent jurisdiction shall enter an order or decree assuming custody or control of such party or of any substantial part of its property and such custody or control remains in full force unrelinquished, unstayed and unterminated for a period of thirty
     (30) days; or

          (f) Repossession by the Mortgagee pursuant to the Indenture or the Head Lease Lessor pursuant to the terms of the Head Lease of the Airframe.

     Section 14A.  Lessor Remedies.  Upon the occurrence of any Lessee Event of
                   ---------------
Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this

Lease to be in default by a written notice to Lessee and Lessor may concurrently therewith or at any time thereafter, as part of the same or a separate written notice, declare this Lease to be terminated, and immediately proceed to do any one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect; provided that upon the
                                                --------
occurrence of any Lessee Event of Default described in Section 13A(i) or (j) above, this Lease Agreement shall automatically be in default, and Lessor may elect to do any of the following, without prior notice to Lessee:

          (a) Lessor may terminate this Lease;

          (b) Lessor may cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly the In-Use Aircraft and any Serviced Engines, as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 5, as if the Airframe and Engines were being returned at the end of the Term, or Lessor, at its option, may enter upon the premises where the Airframe or Engine is located and take immediate possession of and remove the same (together with any engine or any part which is not an Engine but which is installed on an Airframe, subject to all of the rights of the Head Lease Lessor or any owner, lessor, lienor or secured party of such engine or the Airframe; it being agreed that such engine or airframe, as the case may be, shall be held for the account of the Head Lease Lessor or any such owner, lessor, lienor or secured party, or, if such engine is owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the provisions of Section 8(b)) without the necessity for first instituting proceedings, or by summary proceedings or otherwise, all without liability accruing to Mortgagee, Head Lease Lessor or Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

          (c) Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof;

          (d) Mortgagee, Lessor or Head Lease Lessor, as the case may be and to the extent permitted by applicable law, may with or without taking possession thereof, sell any Airframe or Engine at public or private sale, as Mortgagee, Head Lease Lessor or Lessor, as applicable, may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or the Airframe or Engine as Mortgagee, Head Lease Lessor or Lessor, as the case may be, in its sole discretion, may determine, all free and clear of any rights of Lessee except as hereinafter set forth in this Section 14A and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto;

          (e) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights specified above with respect to all or the Airframe or Engine, Lessor, by written notice to Lessee specifying a payment ten days from such written notice, may demand that the Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty

     (in lieu of the Basic Rent for the Aircraft due for periods commencing on or after the date specified for payment in such notice), any unpaid Basic Rent for the Aircraft due for periods prior to the payment date specified in such notice plus an amount equal to the excess, if any, of the present worth of the aggregate unpaid Basic Rent due under this Lease for the Airframe or Engine, discounted quarterly at the Discount Rate, over the fair market rental value therefor, discounted in like manner;

          (f) in the event Mortgagee, Head Lease Lessor or Lessor, pursuant to paragraph (d) above, shall have sold all or any Airframe or Engine, Lessor, in lieu of exercising its rights under paragraph (e) above with respect to the Airframe or such Engine or part thereof, may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale as liquidated damages for loss of a bargain and not as a penalty (in lieu of the installments of Basic Rent for the Aircraft due after the Basic Rent Payment Date preceding such date of sale) any unpaid Basic Rent with respect to the Aircraft due prior to such date plus the
                                                                    ----
     amount of any deficiency between the net proceeds of such sale (after deduction of all reasonable costs of sale) and the Stipulated Loss Value of the Aircraft, computed as of the Basic Rent Payment Date on or immediately succeeding the date of such sale together with interest, if any, on the amount of such deficiency, at the Stipulated Interest Rate, from the date of such sale to the date of actual payment of such amount;

          (g) Lessor may exercise any rights or remedies under the Letter of Credit, including drawing under the Letter of Credit, or withdrawing money from the Deposits, and apply, any drawings made under or withdrawals of the Letter of Credit, as the case may be, to any amount then due and payable hereunder;

          (h) Lessor may rescind this Lease as to any or all Airframe and any or all Engines, or may exercise any other right or remedy which may be available to it under applicable law; and

          (i) Lessee shall be liable for any and all unpaid Rent and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Lessee Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs or expenses incurred in connection with the return of any Item of Equipment in accordance with the terms of Section 5 hereof or in placing such Item of Equipment in the condition and with airworthiness certificates as required by Section 5.

          (j) No remedy referred to in this Section 14A is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Mortgagee, Head Lease Lessor or Lessor or its Affiliates at law or in equity, and the exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies under either this Lease or any other agreement between Lessor or its Affiliates and Lessee. No express or implied waiver by Lessor of any Lessee Event of Default shall in any way be, or be construed to be a waiver of any future or further Lessee Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any and all rights to notice and to a judicial hearing with respect to the repossession of any Item of Equipment by Lessor upon the occurrence of a Lessee Event of Default.

     Section 14B.  Lessee Remedies.
                   ---------------

     (a) Remedies.  Upon the occurrence of a Lessor Event of Default and at any
         --------
time thereafter so long as the same shall be continuing, Lessee may, at its option, declare a default by a written notice to Lessor; provided, that Lessee's
                                                         --------
remedies shall in all respects be limited as set forth in Section 5(b) and 5(g) of Exhibit E and this Section 14B. At any time after delivery of such written notice to Lessor, so long as Lessor shall not have remedied all outstanding Lessor Events of Default Lessee may proceed pursuant to Section 6 of Exhibit E to enforce performance by Lessor of its covenants and obligations under Exhibit E to this Agreement and to recover damages for the breach thereof, but only to the extent permitted under Section 14B(b) and Section 5(b) and 5(g) of Exhibit
E. Subject to Section 5(b) and 5(g) of Exhibit E and Section 14B(b), Lessor shall be liable for any and all unpaid amounts due from it hereunder and for all legal fees and other costs and expenses incurred by reason of the occurrence of any Lessor Event of Default or the exercise of Lessee's remedies with respect thereto.

     (b) Limitation on Damages.  WITHOUT LIMITING THE PROVISIONS OF SECTION 4 OF
         ---------------------
THIS AGREEMENT AND NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, HEAD LEASE LESSOR AND LESSOR SHALL HAVE NO OBLIGATION OR LIABILITY WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR GROSS NEGLIGENCE) OR STRICT LIABILITY OR OTHERWISE FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY BREACH OF THIS AGREEMENT OR THE PROCEDURES SET FORTH IN THE MANUAL (OR ANY MANUAL REFERENCED THEREIN) OR ANY NONCONFORMANCE OR DEFECT IN ANY SERVICE OR WORKMANSHIP OR ANY SERVICED PART OR OTHER MATERIAL, COMPONENT, ACCESSORY, EQUIPMENT OR PRODUCT PROVIDED OR DELIVERED PURSUANT TO THIS AGREEMENT. FURTHERMORE, LESSOR'S LIABILITY FOR DAMAGES, IF ANY, ARISING AS A RESULT OF ANY BREACH OF, OR DEFAULT BY LESSOR UNDER, THIS AGREEMENT (INCLUDING ANY BREACH OF WARRANTY) SHALL IN NO EVENT EXCEED LESSEE'S DIRECT, ACTUAL AND REASONABLE DAMAGES (AFTER TAKING INTO ACCOUNT AMOUNTS THAT WOULD HAVE BEEN PAID TO LESSOR AS SUPPLEMENTAL RENT BUT FOR SUCH BREACH OR DEFAULT) SUFFERED BY LESSEE TO OBTAIN SUBSTITUTE COMPARABLE MAINTENANCE SERVICES FOR THE AIRCRAFT FOR THE REMAINDER OF THE LEASE TERM AFTER THE DATE OF SUCH BREACH OR DEFAULT.

     (c) No Implied Waiver.  No express or implied waiver by Lessee of any
         -----------------
Lessor Event of Default shall in any way be, or be construed to be a waiver of any future or further Lessor Event of Default.

     Section 15.  INDEMNIFICATION.
                  ---------------

     (a) General.  LESSEE DOES HEREBY ASSUME LIABILITY FOR, AND DOES HEREBY
         -------
INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS MORTGAGEE,

SELLER, HEAD LEASE LESSOR AND LESSOR AND ANY AFFILIATE OF MORTGAGEE, SELLER, HEAD LEASE LESSOR OR LESSOR AND THEIR RESPECTIVE SUCCESSORS, PERMITTED ASSIGNS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND SERVANTS (EACH THEREOF, WITH ITS RESPECTIVE AFFILIATES, SUCCESSORS, PERMITTED ASSIGNS, AGENTS AND SERVANTS REFERRED TO HEREIN AS AN "INDEMNIFIED PARTY") FROM AND AGAINST, AND ON
                                   -----------------
WRITTEN DEMAND TO PAY, OR TO REIMBURSE EACH INDEMNIFIED PARTY FOR THE PAYMENT OF, AS THE CASE MAY BE, ANY AND ALL EXPENSES OR LIABILITIES IMPOSED ON, CHARGED TO, RECOVERED FROM, INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY AS A RESULT OF ANY CLAIM BY A PERSON (OTHER THAN LESSEE UNDER SECTION 5(a) OF EXHIBIT E AND 14B HEREOF) RELATING TO OR ARISING OUT OF, OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE INTERIM AIRCRAFT LEASE AGREEMENTS, THE INTERIM AIRCRAFT MAINTENANCE AGREEMENT, THE POOLING AGREEMENT, THE MANUAL (OR ANY OTHER LESSOR MANUAL REFERENCED THEREIN) OR ANY MAINTENANCE SERVICES, OUTSIDE SERVICES, SERVICED ENGINES OR SERVICED PARTS PROVIDED HEREUNDER, OR ANY FAILURE BY LESSEE OR LESSOR TO PERFORM HEREUNDER, INCLUDING CLAIMS FOR INJURY TO OR DEATH OF PERSONS (INCLUDING ANY EMPLOYEES OR AGENTS OF LESSEE WHO ENTER LESSOR'S PREMISES PURSUANT TO SECTION 4(g) OF EXHIBIT E AND ALL INVITEES, GUESTS, PASSENGERS, SHIPPERS, EMPLOYEES AND AGENTS OF LESSEE), AND DAMAGE TO OR DESTRUCTION OF PROPERTY (INCLUDING PROPERTY OF LESSEE AND OF ITS INVITEES, GUESTS, PASSENGERS, EMPLOYEES AND AGENTS AND PROPERTY OF EACH INDEMNIFIED PARTY). THE FOREGOING INDEMNITY OBLIGATIONS SHALL INCLUDE THE OBLIGATION OF LESSEE TO INDEMNIFY EACH INDEMNIFIED PARTY FROM AND AGAINST, AND ON WRITTEN DEMAND TO PAY, OR TO REIMBURSE EACH INDEMNIFIED PARTY FOR THE PAYMENT OF, AS THE CASE MAY BE, ANY AND ALL EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY RELATING TO OR ARISING OUT OF (i) ANY ACTION OR INACTION OF LESSEE; (ii) THE MANUFACTURE OF THE AIRFRAME AND SERVICED ENGINES (INCLUDING LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT); (iii) THE OWNERSHIP OF THE AIRCRAFT AND, EXCEPT AS PROVIDED IN
SECTION 15(d) BELOW, SERVICED ENGINES, DURING THE TERM OF THIS LEASE, (iv) THE DELIVERY, NONDELIVERY, REDELIVERY, LEASE, REGISTRATION, ASSIGNMENT, TRANSFER, POSSESSION, USE, OPERATION, CONDITION, SALE OR RETURN OR OTHER DISPOSITION OF THE AIRFRAME AND SERVICED ENGINES AND PARTS BY LESSEE (INCLUDING INJURY, DEATH OR PROPERTY DAMAGE SUFFERED BY PASSENGERS, SHIPPERS OR OTHERS), AND ENVIRONMENTAL CONTROL, NOISE AND POLLUTION REGULATIONS; (v) THE CONDITION UPON RETURN OF THE AIRFRAME AND SERVICED ENGINES AND PARTS, TO THE EXTENT SUCH CONDITION DOES NOT COMPLY WITH SECTION 5 HEREOF OR (vi) (WITHOUT LIMITING ANY OF THE FOREGOING) ANY BREACH BY LESSEE OF, NONCOMPLIANCE BY LESSEE WITH, OR MISREPRESENTATION BY LESSEE MADE OR DEEMED MADE IN, UNDER OR IN CONNECTION WITH, THIS LEASE OR ANY OTHER DOCUMENT REQUIRED TO BE DELIVERED PURSUANT HERETO, OR ANY WARRANTY, CERTIFICATE OR

AGREEMENT MADE OR DELIVERED IN, UNDER OR IN CONNECTION HEREWITH OR THEREWITH. THE FOREGOING INDEMNITY OBLIGATIONS OF LESSEE SHALL NOT INCLUDE THE OBLIGATION TO INDEMNIFY (i) EMPLOYEES OF LESSOR AND ITS AFFILIATES WHO SUFFER A CLAIM RESULTING FROM THE ACTS (INCLUDING FAILURE TO ACT) OF AN EMPLOYEE OF LESSOR AND ITS AFFILIATES OR OF ANY SUBCONTRACTOR TO LESSOR AND ITS AFFILIATES OR (ii) SUBCONTRACTORS TO LESSOR AND ITS AFFILIATES WHO SUFFER A CLAIM RESULTING FROM THE ACTS (INCLUDING FAILURE TO ACT) OF AN EMPLOYEE OF LESSOR AND ITS AFFILIATES OR OF ANY SUBCONTRACTOR TO LESSOR AND ITS AFFILIATES. LESSEE ALSO SHALL NOT BE REQUIRED TO INDEMNIFY ANY INDEMNIFIED PARTY FOR (i) LIABILITIES RESULTING FROM ACTS (INCLUDING FAILURE TO ACT) OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY, (ii) DAMAGE TO OR DESTRUCTION OF PROPERTY OF AN INDEMNIFIED PARTY, WHILE WITHIN SUCH INDEMNIFIED PARTY'S SOLE CARE, CUSTODY AND CONTROL, TO THE EXTENT RESULTING FROM THE ACTS (INCLUDING FAILURE TO ACT) OF AN EMPLOYEE OF LESSOR AND ITS AFFILIATES OR OF ANY SUBCONTRACTOR TO LESSOR AND ITS AFFILIATES, (iii) ACTS, OMISSIONS OR EVENTS THAT OCCUR AFTER FULL AND FINAL COMPLIANCE BY LESSEE WITH THE TERMS OF THIS LEASE OR AFTER AN AIRCRAFT, ANY SERVICED ENGINE OR AN ENGINE WHICH IS NOT A SERVICED ENGINE OR PART HAS BEEN RETURNED TO LESSOR PURSUANT TO THE TERMS HEREOF, OR THE POOLING AGREEMENT AS SUCH ACTS, OMISSIONS OR EVENTS RELATE TO SUCH RETURNED AIRCRAFT, ANY SERVICED ENGINE, OR AN ENGINE WHICH IS NOT A SERVICED ENGINE OR PART AFTER ITS RETURN; OR
(iv) ANY TAX EXCEPT TO THE EXTENT AND AS SET FORTH IN SECTION 16 HEREOF AND
SECTION 3(h) OF EXHIBIT E.

     (B) INDEMNIFICATION FOR NEGLIGENT ACTS.  WITHOUT LIMITING SECTION 15(A),
         ----------------------------------
LESSOR AND LESSEE EXPRESSLY INTEND THAT LESSEE SHALL HOLD HARMLESS, DEFEND AND INDEMNIFY EACH INDEMNIFIED PARTY AGAINST CLAIMS (OTHER THAN CLAIMS THAT ARE EXPRESSLY EXCEPTED IN SECTION 15(A)) THAT ARISE AS A RESULT OF THE NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED) OF LESSOR, HEAD LEASE LESSOR OR ANY OTHER INDEMNIFIED PARTY AND AS A RESULT OF THE JOINT OR CONCURRENT NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED) OF LESSOR, HEAD LEASE LESSOR, MORTGAGEE, SELLER, ANY OTHER INDEMNIFIED PARTY AND LESSEE.

     (c) Defense of Claims; Settlement.  IF ANY INDEMNIFIED PARTY SHALL HAVE
         -----------------------------
KNOWLEDGE OF ANY CLAIM OR LIABILITY REQUIRED TO BE INDEMNIFIED AGAINST UNDER THIS SECTION 15, SUCH INDEMNIFIED PARTY SHALL GIVE REASONABLY PROMPT WRITTEN NOTICE THEREOF TO LESSEE AFTER BECOMING AWARE OF SUCH CLAIM, BUT THE FAILURE OF SUCH INDEMNIFIED PARTY SO TO NOTIFY LESSEE SHALL NOT RELIEVE LESSEE FROM ANY LIABILITY THAT IT WOULD OTHERWISE HAVE TO SUCH INDEMNIFIED PARTY HEREUNDER EXCEPT TO THE EXTENT, AND ONLY TO THE EXTENT, THAT LESSEE DEMONSTRATES THAT THE DEFENSE OF SUCH CLAIM OR LIABILITY IS PREJUDICED THEREBY. LESSEE AND LESSEE'S INSURERS SHALL HAVE THE RIGHT, AT THEIR SOLE COST AND EXPENSE, TO INVESTIGATE,

DEFEND OR, EXCEPT AS LIMITED HEREINAFTER, COMPROMISE ANY CLAIM FOR WHICH INDEMNIFICATION IS SOUGHT UNDER THIS SECTION 15 UPON ACKNOWLEDGMENT BY LESSEE OR SUCH INSURER OF ITS LIABILITIES TO EACH INDEMNIFIED PARTY IN RESPECT THEREOF. LESSEE SHALL ASSUME ALL RESPONSIBILITY FOR ANY CLAIM COVERED BY THE FOREGOING INDEMNITY, AND THE INDEMNIFIED PARTY SHALL PROVIDE REASONABLE ASSISTANCE AND COOPERATION DURING THE DEFENSE OR SETTLEMENT OF THE CLAIM. EXCEPT AS LIMITED HEREAFTER, LESSEE SHALL HAVE COMPLETE CONTROL OF THE DEFENSE OR SETTLEMENT OF SUCH CLAIM OR COMPROMISE THEREOF; PROVIDED, THAT COUNSEL SELECTED BY LESSEE
                                  --------
SHALL BE REASONABLY ACCEPTABLE TO THE INDEMNIFIED PARTY. NO COMPROMISE OR SETTLEMENT OF ANY CLAIM MAY BE EFFECTED BY LESSEE WITHOUT THE INDEMNIFIED PARTY'S CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD; PROVIDED, NO
                                                                   --------
CONSENT SHALL BE REQUIRED IF (i) THERE IS NO FINDING OR ADMISSION OF ANY VIOLATION OF ANY LAW BY THE INDEMNIFIED PARTY OR ANY VIOLATION OF THE RIGHTS OF ANY PERSON BY THE INDEMNIFIED PARTY, (ii) THERE IS NO EFFECT ON ANY CLAIM THAT MAY BE MADE BY THE INDEMNIFIED PARTY, AND (iii) THE RELIEF PROVIDED IS THE SOLE RESPONSIBILITY OF LESSEE. EACH INDEMNIFIED PARTY SHALL HAVE THE RIGHT, BUT NOT THE DUTY, AT ITS OWN EXPENSE, TO PARTICIPATE IN THE DEFENSE AND/OR SETTLEMENT OF ANY CLAIM WITH COUNSEL OF ITS OWN CHOOSING WITHOUT RELIEVING LESSEE OF ANY OBLIGATIONS HEREUNDER. LESSEE AND ITS COUNSEL SHALL COOPERATE WITH THE INDEMNIFIED PARTY'S COUNSEL AND SHALL SUPPLY THE INDEMNIFIED PARTY WITH SUCH INFORMATION REASONABLY REQUESTED BY THE INDEMNIFIED PARTY AS IS NECESSARY OR ADVISABLE FOR THE INDEMNIFIED PARTY TO PARTICIPATE IN ANY PROCEEDING TO THE EXTENT PERMITTED BY THIS SECTION 15, BUT CONTROL OF THE MATTER SHALL REMAIN WITH LESSEE.

     ANY PAYMENT OR INDEMNITY PURSUANT TO THIS SECTION 15 SHALL INCLUDE THE AMOUNT, IF ANY, NECESSARY TO HOLD THE INDEMNIFIED PARTY HARMLESS ON AN AFTER-TAX BASIS (TAKING INTO ACCOUNT ANY CURRENT TAX BENEFITS TO WHICH ANY SUCH INDEMNIFIED PARTY IS ENTITLED) AS A RESULT OF THE MATTER INDEMNIFIED AGAINST UNDER THIS SECTION 15 FROM ALL TAXES REQUIRED TO BE WITHHELD BY LESSEE OR PAID BY SUCH INDEMNIFIED PARTY AS A RESULT OF SUCH PAYMENT OR INDEMNITY UNDER THE LAWS OF ANY FEDERAL, STATE OR LOCAL GOVERNMENT OR TAXING AUTHORITY IN THE UNITED STATES OR ANY TERRITORY, COMMONWEALTH OR POSSESSION OF THE UNITED STATES OR BY ANY FOREIGN GOVERNMENT OR ANY POLITICAL SUBDIVISION OR TAXING AUTHORITY THEREOF.

     (d) Indemnification by Lessor.  IF A PERSON WHICH HAS A LIEN ON ANY
         -------------------------
SERVICED ENGINE TAKES POSSESSION OF OR INTERFERES WITH LESSEE'S QUIET ENJOYMENT OR USE OF A SERVICED ENGINE, LESSOR SHALL INDEMNIFY AND HOLD HARMLESS LESSEE FROM ANY AND ALL COSTS, LIABILITIES AND DAMAGES INCURRED BY LESSEE RELATING TO OR ARISING THEREFROM.

     (e) Survival.  THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECTION
         --------
15 SHALL SURVIVE ANY TRANSFER OF TITLE OR POSSESSION OF THE SERVICED AIRCRAFT, ANY SERVICED ENGINE OR ANY SERVICED PART, ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT OR ANY IMPOSSIBILITY OF PERFORMANCE OF THIS AGREEMENT OR FRUSTRATION OF PURPOSE OF THIS AGREEMENT.

     Section 16.  General Tax Indemnity.
                  ---------------------

     (a) Tax Indemnity.  (i) Except as provided in Section 16(b), Lessee agrees
         -------------
that each payment of Rent and any other amounts payable to Lessor (with any affiliate of Lessor and their respective successors, permitted assigns, shareholders, directors, officers, employees, agents and servants referred to herein as a "Tax Indemnified Party") by Lessee under this Lease shall be paid in
             ---------------------
full without any deduction or withholding with respect to Taxes of any nature whatsoever imposed by the United States or any other Taxing Authority unless Lessee is prohibited by Applicable Law from doing so, in which event Lessee shall (a) ensure that the deduction or withholding does not exceed the minimum amount legally required; (b) immediately pay to Lessor or any other Person entitled to receive such payment an additional amount (as Supplemental Rent) in such amount, net of any Taxes thereon, and at such time as shall result in the net amount actually received by Lessor or such other Person being, after all deductions or withholdings, equal to the full amount which would have been received by Lessor or such other Person had such deduction or withholding not been made and shall be free of expense to the Lessor or such other Person for collection or other charges; (c) pay to the relevant Taxing Authority within the period for payment permitted by Applicable Law the full amount of all deductions or withholdings; and (d) upon the request of Lessor or such other Person furnish to Lessor or such other Person, as the case may be, within the period for payment permitted by Applicable Law, an official receipt of the relevant Taxing Authority for all amounts deducted or withheld as aforesaid; and

          (ii) Except as provided in Section 16(b) hereof, Lessee shall pay, protect, save, and on written demand shall indemnify and hold harmless on an after-tax basis each Tax Indemnified Party from and against any and all Taxes imposed against any Tax Indemnified Party, Lessee or the Serviced Aircraft by any Taxing Authority in connection with or relating to (A) the construction, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, ownership, registration, reregistration, assembly, possession, repossession, operation, location, use, condition, maintenance, repair, sale, return, abandonment, preparation, installation, storage, redelivery, manufacture, leasing, subleasing, modification, rebuilding, importation, reimportation, transfer of title, transfer of registration, exportation, reexportation or other application or disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as the result of any Lien) on, the Serviced Aircraft, the Serviced Airframe, and any Serviced Engine or any Serviced Part or interest therein, (B) payments of Basic Rent or Supplemental Rent or the receipts or earnings arising therefrom or received with respect to the Serviced Aircraft, the Serviced Airframe, any Serviced Engine or any Serviced Part or interest therein, (C) the Serviced Aircraft, any Serviced Airframe, any Serviced Engine or any Serviced Part or interest therein, (D) otherwise with respect to or in connection with the transactions contemplated by this Lease; and (E) any out-of-pocket penalties, late payment fees, interest, costs and expenses fairly attributed to any of the foregoing incurred by any Tax Indemnified Party.

     (b) Exclusions from General Tax Indemnity.  The provisions of subsection
         -------------------------------------
16(a) shall not apply to a Tax Indemnified Party in the case of:

          (i) Taxes that are imposed on or measured by the net income, excess profits, receipts (other than any excise or gross receipts tax imposed by the State of Hawaii), franchises, capital or conduct of business of such Tax Indemnified Party, other than any such taxes which are imposed in lieu of any sales, use or value added taxes;

          (ii) any other Taxes based on, or measured by, the net income of such Tax Indemnified Party (other than (x) Taxes which are, or are in the nature of, sales, use or rental taxes or (y) Taxes imposed by any Taxing Authority (other than a taxing authority for the jurisdiction in which such Tax Indemnified Party is doing business) as a result of a nexus between the jurisdiction of the Taxing Authority and any Item of Equipment or any Part or any part or the activities in the jurisdiction of the Taxing Authority of Lessee, any sublessee or any other user of the Aircraft (other than such Tax Indemnified Party or any Affiliate thereof) or any Affiliate of any of the foregoing);

          (iii) Taxes that are imposed as a result of (y) any voluntary sale, assignment, transfer or other disposition by such Tax Indemnified Party of any interest of such Tax Indemnified Party in the Aircraft, the Airframe, any Serviced Engine, any Part, or any interest therein, unless such sale, assignment, transfer or disposition results from (1) action taken by or on behalf of such Tax Indemnified Party as provided in or permitted by this Lease in connection with or by reason of any Lessee Event of Default that has occurred and is continuing or any exercise by the Lessor of any of its remedies in connection with any such Lessee Event of Default as provided in or permitted by the Lease, or (2) any replacement or substitution by the Lessee of any Engine or any Part; or (z) any involuntary transfer of any of the foregoing interests in connection with any bankruptcy or other proceeding for the relief of debtors in which such Tax Indemnified Party is the debtor or any foreclosure by a creditor of such Tax Indemnified Party;

          (iv) Taxes in the nature of penalties, additions to tax, interest or fines resulting directly from the negligence of the Tax Indemnified Party in connection with the preparation or filing of any tax return unless such Tax Indemnified Party files any tax return in a manner requested by Lessee, required to be filed by such Tax Indemnified Party without regard to the transactions contemplated by this Lease, the payment of any taxes shown thereon or the conduct of any proceeding in respect thereof, except to the extent attributable to the failure of Lessee to perform its obligations or to otherwise perform its duties and responsibilities pursuant to this Lease, including, without limitation, the obligation to make payments hereunder;

          (v) so long as no Lessee Default or Event of Default shall be continuing, Taxes imposed with respect to any period after (i) the expiration of the Term and the return of the Aircraft to the Lessor in accordance with Section 5 of this Lease or (ii) the earlier discharge in full of Lessee's obligation to pay the Stipulated Loss Value and all other amounts due under this Lease; provided, however, that this exception shall not apply to Taxes (x) relating to events occurring or matters arising upon or prior to such expiration and return or discharge, or (y) imposed on or with respect to any payments due after such expiration and return or discharge until after such payments have been made;

          (vi) Taxes to the extent of the excess of such Taxes over the amount of such Taxes which would have been imposed and indemnified against had there not been a sale, assignment, transfer or other disposition (whether voluntary or, if resulting from bankruptcy, foreclosure (other than foreclosure resulting from a Lessee Event of Default) or similar proceedings in which such Tax Indemnified Party is the debtor, involuntary) by a Tax Indemnified Party of any interest of such Tax Indemnified Party in the Aircraft, the Airframe, any Serviced Engine, or any Part, unless such transfer results from action taken by or on behalf of such Tax Indemnified Party after a Lessee Event of Default has occurred and while it is continuing or any exercise by the Lessor of any of its remedies in connection with any such Lessee Event of Default;

          (vii) Taxes arising out of or caused by any willful misconduct or gross negligence of such Tax Indemnified Party;

          (viii) with respect to any Tax Indemnified Party, any Tax that results solely from such Tax Indemnified Party or a related Tax Indemnified Party engaging in transactions other than those contemplated by this Lease or any Long-Term Agreement, or those in which such Tax Indemnified Party is currently engaged;

          (ix) sales tax incurred by Lessor in connection with the maintenance of the Serviced Aircraft pursuant to Attachment A to Exhibit E hereto, other than any such tax, whether in the form of a sales tax, gross receipts tax or other functional equivalent of a sales tax imposed by the State of Hawaii; or

          (x) any Tax to the extent such Tax would not have been imposed if a Tax Indemnified Party or a related Tax Indemnified Party had not engaged in activities in the jurisdiction imposing such Tax which activities are unrelated to the transactions contemplated by the this Lease or the other Long Term Agreements, but only to the extent such Tax would not have been payable in the absence of such unrelated activities; or

          (xi) any failure of a Tax Indemnified Party to comply with (I) certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Tax, if such compliance is required by statute or by regulation of the jurisdiction imposing such Tax as a precondition to relief or exemption from such Tax; or (II) any other certification, information, documentation, reporting or other similar requirements under the Tax laws or regulations of the jurisdiction imposing such Tax that would establish entitlement to otherwise applicable relief or exemption from such Tax; provided, however, that the exclusion set forth in this subsection 16(a)(x) shall not apply if (v) such failure to comply was due to a failure of the Lessee to provide such Tax Indemnified Party with the information required to be supplied by the Lessee in order for such Tax Indemnified Party to comply with such requirement or due to a failure of the Lessee to notify such Tax Indemnified Party of such requirement and such Tax Indemnified Party was not otherwise aware of such requirement; or
     (w) such failure to
     comply was done upon the advice, concurrence and/or direction or with the knowledge of the Lessee.

     (c) Calculation of General Tax Indemnity Payments.
         ---------------------------------------------

          (i) Lessee agrees that, with respect to any payment or indemnity to a Tax Indemnified Party under Section 16 hereof, the Lessee's indemnity obligations shall include the payment of an amount necessary to hold such Tax Indemnified Party harmless on an after-tax basis from all Taxes required to be paid by such Tax Indemnified Party with respect to such payment or indemnity (including any payments made pursuant to this subsection 16(c) under the laws of any Taxing Authority.

          (ii) If any Tax Indemnified Party shall realize a current tax benefit as a result of any Taxes paid or indemnified against by the Lessee under this Section 16 (except to the extent previously taken into account in computing the indemnity paid with respect to such Taxes), such Tax Indemnified Party shall, so long as no Lessee Event of Default shall have occurred and be continuing and no payment is due and owing by Lessee under this Lease or any Long-Term Agreement, pay to the Lessee an amount which, after subtraction of any further tax savings such Tax Indemnified Party realizes as a result of the payment thereof, is equal to the amount of such current tax benefit, but only after the Lessee shall have made all payments then due and owing to such Tax Indemnified Party pursuant to this Lease and the Long-Term Agreements; provided, that any subsequent loss of any tax
                               --------
     benefit paid to the Lessee hereunder shall be treated as a Tax subject to indemnification in accordance with subsection 16(a) (without regard to any exclusions set forth in subsection 16(b) or the provisions of subsection 16(g); and provided, further, that such Tax Indemnified Party shall not be
                --------  -------
     obligated to make any payment pursuant to this subsection 16(c) to the extent that the amount of such payment would exceed (x) the amount of all prior payments by Lessee to such Tax Indemnified Party pursuant to this subsection 16(c), less (y) the amount of all prior payments by such Tax Indemnified Party to Lessee hereunder. Each such Tax Indemnified Party shall in good faith use reasonable efforts in filing its tax returns and in dealing with taxing authorities to seek and claim any such tax benefit.

     (d) Payment of General Tax Indemnity.  Unless otherwise requested by a Tax
         --------------------------------
Indemnified Party, or unless the Tax is being contested in accordance with the provisions of subsections 16(g) hereof, the Lessee shall pay when due any Tax for which it is liable pursuant to this Section 16 directly to the appropriate Taxing Authority, or, upon written demand, shall reimburse a Tax Indemnified Party for the payment of any such Tax made by such Tax Indemnified Party.
Within 30 days after the date of each payment by the Lessee of any Tax referred to in the preceding sentence, the Lessee shall upon request furnish such Tax Indemnified Party the original or a copy of the receipt for the Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnified Party. The Lessee shall also cause to be furnished, promptly upon request, such data as such Tax Indemnified Party reasonably may require that are within the reasonable control or possession of Lessee and are not otherwise reasonably obtainable by such Tax Indemnified Party to enable such Tax Indemnified Party to comply with the requirements of any Taxing Authority in respect of any Tax referred to in subsection 16(a) hereof.

     (e) Verification of Calculations.  At the request of Lessee, the accuracy
         ----------------------------
of any calculation of the amount or amounts payable to a Taxing Authority or a Tax Indemnified Party pursuant to this Section 16 shall be verified by independent public accountants selected by such Tax Indemnified Party and reasonably satisfactory to Lessee, and such verification shall be binding on both the Tax Indemnified Party and Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnified Party shall provide to such independent accountants (for their confidential use and not to be disclosed to Lessee or any other person) all information reasonably necessary for such verification. Such verification shall be at the expense of Lessee.

     (f) Reports.  If any report, return or statement is required to be filed
         -------
with respect to any Tax which is subject to indemnification under this Section 16, the Lessee shall timely file the same, except for any such report, return or statement which a Tax Indemnified Party has notified the Lessee that it intends to file. The Lessee shall either file such report, return or statement so as to show the ownership of the Aircraft in the Lessor and send a copy of such report, return or statement to such Tax Indemnified Party or, where the Lessee is not so permitted to file in the name of such Tax Indemnified Party, shall notify such Tax Indemnified Party of such requirements and cooperate reasonably with such Tax Indemnified Party with respect thereto.

     (g) General Tax Indemnity Contest Provisions.
         ----------------------------------------

          (i) Notice. If a Tax Indemnified Party receives a written notice
              ------
     regarding the imposition of a Tax, or if at the conclusion of any audit by any Taxing Authority there is a proposed adjustment regarding any Tax which if agreed to by such Tax Indemnified Party would result in the imposition of a Tax for which such Tax Indemnified Party would seek indemnification from the Lessee in an amount equal to or in excess of $25,000 pursuant to this Section 16, such Tax Indemnified Party shall within the lesser of:
     (A) 30 days after receipt of such written notice by a responsible officer of such Tax Indemnified Party or promptly after the conclusion of such audit; or (B) not less than ten (10) days prior to the expiration of the statutory period to respond, so notify the Lessee in writing; provided, however, that the failure so to notify the Lessee shall not diminish the Lessee's obligations hereunder, except in the event that Lessee's rights to contest such tax shall have been precluded by such failure, and after such contest, Lessor would not have been liable for such taxes and except for any interest or penalties related to any late or missed payment dates.

          (ii) Contest Provisions.  If requested by the Lessee in writing, a Tax
               ------------------
     Indemnified Party shall in good faith contest in the name of such Tax Indemnified Party or, if requested by the Lessee and if such contest does not in such Tax Indemnified Party's reasonable discretion involve or potentially involve taxes imposed on such Tax Indemnified Party that are not indemnified against hereunder, to contest in the name of the Lessee (or permit the Lessee, if requested by the Lessee, to contest in the name of the Lessee or the Tax Indemnified Party) the validity, applicability and amount of the imposition of any Tax or any proposed adjustment that would give rise to the proposed imposition of any Tax by (a) resisting payment thereof, if such Tax Indemnified Party in its sole and reasonable discretion shall determine such course of action to be appropriate, (b) not paying the same except under protest, if protest is necessary and proper, or (c) if payment shall be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that (u) such Tax Indemnified Party shall not be required to contest such imposition or proposed adjustment if the aggregate amount of an indemnity on an after-tax basis, would be less than $25,000,
     (v) no Lessee Event of Default has occurred and is continuing, (w) such Tax Indemnified Party has been provided with an opinion of independent tax counsel selected by such Tax Indemnified Party and reasonably acceptable to the Lessee (the cost of which shall be borne by the Lessee) to the effect that a reasonable basis in law or in fact exists that such Tax Indemnified Party will prevail in such contest, (x) such Tax Indemnified Party, at its sole option, may at any time forego any and all administrative appeals, proceedings, hearings and conferences with any Taxing Authority and, in lieu thereof, continue to contest the claim in any permissible judicial forum selected by such Tax Indemnified Party, (y) Lessee shall have agreed to pay such Tax Indemnified Party (or, in the case of item (iii) below, lend to such Tax Indemnified Party on an interest-free basis (and in such case pay any additional amount as shall be required to hold such Tax Indemnified Party harmless on a net after-tax basis from any adverse tax consequences attributable to the loan), on demand, all reasonable out-of-pocket costs and expenses which such Tax Indemnified Party incurs in connection with and reasonably allocable to contesting such imposition or adjustment, including, without limitation, (i) all legal, accountants' and investigatory fees and disbursements, (ii) the amount of any interest, penalties or additions to tax (to the date such payment is made) payable as a result of contesting such adjustment, and (iii) if such contest is to be initiated by the payment of, and the claiming of a refund for, the amount of such imposition or adjustment, funds sufficient to make such payment of, and the claiming of a refund for, the amount of such imposition or adjustment, funds sufficient to make such payment (and in the event such contest is finally determined adversely, the amount of such loan shall be applied against the Lessee's obligation to indemnify such Tax Indemnified Party for the Tax which was the subject of such contest); and (z) such proceedings do not involve any risk (other than a remote risk) of the sale, forfeiture or loss of the Aircraft, the Airframe, any Serviced Engine or any Part or interest therein or, if there is such a risk, Lessee has provided to such Tax Indemnified Party a bond in form and substance reasonably satisfactory to such Tax Indemnified Party in an amount sufficient to protect such Tax Indemnified Party from any detriment that would be suffered by the Lessor as a result of such sale, forfeiture, or loss or has otherwise protected such Tax Indemnified Party in a manner acceptable to such Tax Indemnified Party and there is no risk or the imposition of criminal penalties. Such Tax Indemnified Party will consult with Lessee regarding any contest and will consider in good faith any suggestions made by Lessee with respect to the most favorable forum for, and the conduct of, such contest; provided, however, that, unless such Tax Indemnified Party elects to permit Lessee to conduct such contest, such contest shall be controlled by such Tax Indemnified Party and conducted by independent counsel selected by such Tax Indemnified Party or by "in-house" counsel of such Tax Indemnified Party and reasonably acceptable to Lessee. In the event that such Tax Indemnified Party elects to permit the Lessee to conduct such contest, the independent counsel selected by the Lessee to conduct such contest shall be reasonably satisfactory to such Tax Indemnified Party. If requested by the Lessee in writing, such Tax Indemnified Party will appeal (or, if desired by such Tax Indemnified Party, permit the Lessee to appeal) any adverse judicial determination, provided that, as a condition to the commencement of the appeal of such adverse judicial determination, (a) such Tax Indemnified Party shall receive, at the Lessee's expense, an opinion of independent counsel, selected by such Tax Indemnified Party and reasonably satisfactory to Lessee, to the effect that a more likely than not probability of success exists for such appeal and (b) Lessee shall have acknowledged its liability to such Indemnified Party for an indemnity payment as a result of such tax claim if such Tax Indemnified Party shall not prevail in the contest; provided, however, that such Tax Indemnified Party shall not be required to appeal any adverse judicial determination to the United States Supreme Court.

     Notwithstanding anything contained in this subsection 16(g) to the contrary, no Tax Indemnified Party shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided pursuant to the contest provisions of this subsection 16(g) (including a contest pursuant to the contest provisions hereof in which the Tax Indemnified Party may be required to contest such a claim if there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative ruling and court decisions)) or Lessee shall have provided new facts after such claim shall have been so previously decided, and such Tax Indemnified Party shall have received an opinion of independent tax counsel selected by such Tax Indemnified Party and approved by the Lessee (the cost of which shall be borne by the Lessee) to the effect that, as a result of such change or new facts, it is more likely than not that the position which such Tax Indemnified Party or the Lessee, as the case may be, had asserted in such previous contest, would prevail; provided, that the provisions of this
                                      --------
paragraph shall not require an Tax Indemnified Party to file an amended tax return or refund claim for any prior taxable period.

     (h) Compromise or Settlement.  A Tax Indemnified Party shall have the right
         ------------------------
to settle or compromise a contest if such Tax Indemnified Party has provided Lessee a reasonable opportunity to review a copy of that portion of the settlement or compromise proposal which relates to the Tax for which such Tax Indemnified Party is seeking indemnification hereunder, provided that, if (i)
                                                        --------
such Tax Indemnified Party fails to provide the Lessee such a reasonable opportunity to review such portion of such proposal or (ii) after such reasonable opportunity to review such proposal the Lessee in writing reasonably withholds its consent to all or part of such settlement or compromise proposal, the Lessee shall not be obligated to indemnify such Tax Indemnified Party hereunder to the extent of the amount attributable to the Tax to which such settlement or compromise relates as to which the Lessee has reasonably withheld its consent. If such Tax Indemnified Party effects a settlement or compromise of such contest without giving notice to the Lessee or, notwithstanding that the Lessee has reasonably withheld its consent thereto, such Tax Indemnified Party shall repay to the Lessee such amounts theretofore advanced by the Lessee pursuant to clause
(y)(iii) of subsection 16(g)(i) hereof as relate to such claim, to the extent the Lessee has reasonably withheld its consent to the settlement or compromise thereof.

     (i) Refunds.  If any Tax Indemnified Party shall obtain a refund of all or
         -------
any part of any Taxes that the Lessee shall have paid for such Tax Indemnified Party or for which the Lessee shall have reimbursed such Tax Indemnified Party, such Tax Indemnified Party shall, so long as no Default or Lessee Event of Default shall have occurred and be continuing and no payment is due and owing by the Lessee under this Agreement or any Long-Term Agreement, pay to the Lessee an amount which is equal to the sum of the amount of such refund, plus any interest received attributable thereto net of any net taxes payable by such Tax Indemnified Party with respect to the receipt or accrual of such interest and the payment thereof to the Lessee, but only after the Lessee shall have made all payments then due and owing to such Tax Indemnified Party pursuant to this
Section 16; provided, however, that any subsequent loss of any refund paid to
            --------  -------
the Lessee hereunder shall be treated as a Tax subject to indemnification in accordance with this Section 16 (without regard to any exclusions set forth in subsection 16(b) or the provisions of subsection 16(g).

     (j) Failure to Contest.  Notwithstanding anything to the contrary contained
         ------------------
in this subsection 16(g), a Tax Indemnified Party may at any time decline to take any further action with respect to a proposed adjustment or the imposition of a Tax; provided, that if the Lessee has properly requested such action
          --------
pursuant to, and is otherwise entitled to require any action to be taken by a Tax Indemnified Party pursuant to the provisions of subsection 16(g), and such Tax Indemnified Party has failed to contest, or permit the Lessee to contest, such proposed adjustment or the imposition of such Tax, such Tax Indemnified Party shall be deemed to have waived its right to any Indemnity payment that would otherwise be payable by the Lessee pursuant to this Section 16 in respect of such adjustment or the imposition of such Tax. In such event, such Tax Indemnified Party shall reimburse the Lessee for all amounts previously advanced by the Lessee to such Tax Indemnified Party with respect to such proposed adjustment pursuant to clause (y)(iii) of subsection 16(g) hereof. If an Tax Indemnified Party fails to contest or to permit a contest hereunder, such Tax Indemnified Party will not be required to pay over the Lessee any amount representing tax benefits described in subsection 16(c)(B) hereof which result from the payment of Taxes as to which such Tax Indemnified Party has been deemed to have waived its right to any indemnity payment hereunder.

     (k) Interest.  To the extent permitted by applicable law, interest at the
         --------
Stipulated Interest Rate shall be paid, on demand, on any amount not paid when due, pursuant to Section 16 until the same shall be paid. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

     (l) Effect of Other Indemnities.  The Lessee's obligations under the
         ---------------------------
indemnities provided for in this Agreement and the Long-Term Agreements shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, any Lease or any Long-Term Agreement or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provisions of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

     Section 17.  Miscellaneous
                  -------------
     (a) Construction; Governing Law.  Any provision of this Lease which is
         ---------------------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought; and, in compliance with Section 2A-208(b) of the Texas Business and Commerce Code requiring a separate signature of this provision, Lessee has signed in the space provided below. Any consent or approval specified herein of a party hereto may be withheld entirely in such party's discretion unless it is herein expressly provided that such consent may not be unreasonably withheld.

     No waiver of a breach of any provision of this Lease Agreement by either party shall constitute a waiver of any subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless in writing.

                              HAWAIIAN AIRLINES, INC.

                              By:
                                 -------------------------------
                                 C. J. David Davies
                                 Senior Vice President - Finance
                                 and Chief Financial Officer

                              By:
                                 -------------------------------
                                 Rae A. Capps
                                 Vice President, General Counsel
                                 and Corporate Secretary

     The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCLUDING THE CONFLICT OF LAW PROVISIONS THERETO), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (b) Notices.  All notices, offers, acceptances, approvals, waivers,
         -------
requests, demands and other communications hereunder or under any instrument, certificate or other instrument delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including, without limitation, Federal Express, UPS, Emery, Purolator, DHL, Air Borne, and other similar overnight delivery services), (c) if sent by telecopier (upon receipt by the sender thereof of evidence that a clean transmission of such telecopy was made to the recipient thereof) and, in such case, dispatching a copy of such notice by the methods described in clause (a) or (b) above. All notices shall be effective upon delivery; provided that if any notice is tendered to an addressee, such notice
          --------
shall be effective upon tender. For the purposes of notice the addresses of the parties shall be as set forth below; provided, that any party shall have the
                                     --------
right to change its address for notice hereunder to any other location by giving thirty (30) days' notice to the other parties in the manner set forth hereinabove. The initial addresses of the parties hereto are as follows:

If to Lessor:     American Airlines, Inc.
- -------------     4333 Amon Carter Boulevard
                  MD 5566
                  Fort Worth, Texas  76155
                  Attention: Vice President Corporate Development and Treasurer
                  Telecopier:  (817) 967-2199
                  Telephone:  (817) 967-1227; and

                  American Airlines, Inc.
                  Maintenance & Engineering Center
                  3900 N. Mingo Road
                  Tulsa, Oklahoma  74115
                  Attention:  Senior Vice President,
                               Maintenance and Engineering
                  Telecopier:  (918) 292-2203
                  Telephone:   (918) 292-2612

With copies to:   American Airlines, Inc.
- --------------    4333 Amon Carter Boulevard
                  MD 5675
                  Ft. Worth, Texas  76155
                  Attention:  Corporate Secretary
                  Telecopier:  (817) 967-4313
                  Telephone: (817) 967-1254; and

                  Haynes and Boone, L.L.P.
                  901 Main Street
                  3100 NationsBank Plaza
                  Dallas, Texas  75202-3789
                  Attention: Janice V. Sharry
                  Telecopier: (214 651-5940
                  Telephone: (214) 651-5000

If to Lessee:     Hawaiian Airlines, Inc.
- ------------      3375 Koapaka Street
                  Suite G350
                  Honolulu, Hawaii 96819
                  Attn:  Vice President-Finance
                  Telecopier:  (808) 836-4795
                  Telephone:  (808) 835-3075

With copies to:   Hawaiian Airlines, Inc.
- --------------    3375 Koapaka Street
                  Suite G350
                  Honolulu, Hawaii 96819
                  Attn:  Vice President-General Counsel
                  Telecopier:  (808) 835-3690
                  Telephone:  (808) 835-3610


If to Head Lease  First Security Bank of Utah, National Association
- ----------------  79 South Main Street
Lessor:           Salt Lake City, Utah  84111
- ------            Attn:  Corporate Trust Department
                  Telecopier:  801-246-5053
                  Telephone:  801-246-5819

If to Mortgagee:  State Street Bank and Trust Company
                  2 International Place
                  Boston, Massachusetts 02110
                  Attn:  Corporate Trust Department, 4th Floor
                  Telecopier:  (617) 644-5371
                  Telephone:  (617) 644-5667

With copies to:   Polaris Investment Management Corporation
                  600 Montgomery Street
                  San Francisco, California 94111
                  Attn: President
                  Telecopier:  (513)-243-2412
                  Telephone:  (513)-243-5073


If to Seller      Kanematsu USA Inc.
                  114 West 47th Street
                  New York, New York 10036
                  Attn: Hiro Takeda
                  Telecopier:   (203)-629-4620
                  Telephone:   (203)-629-8590


     (c) Lessor's Right to Perform.  If Lessee fails to perform any of its
         -------------------------
obligations hereunder, Lessor may (but shall not be obligated to) discharge such obligation, and the amount of the expenses of Lessor incurred in connection with such discharge shall be deemed Supplemental Rent, payable by Lessee upon demand together with interest thereon at the Stipulated Interest Rate to but excluding the date of payment. Lessor shall use its best efforts to give Lessee prior notice of Lessor's intention to discharge any such obligation.

     (d)    Confidentiality.
            ----------------
            (i) Confidential Information.  For purposes of this Agreement,
                ------------------------
     confidential information shall mean any and all (i) trade secrets, (ii) confidential or other proprietary information of a party or its Affiliates concerning past, present or future research, development, business activities or affairs, finances, properties, methods of operation, processes and systems, (iii) customer lists, and (iv) other customer information, whether oral, written or contained in any magnetic, electronic or other media; provided, that in order for a party's information to be
                     --------
     considered confidential hereunder such information, if non-oral, must be marked by such party as confidential; and provided further, that oral
                                               -------- -------
     information must be specified as confidential at the time of disclosure (collectively, "Confidential Information"). Notwithstanding the foregoing, the parties expressly acknowledge and agree that the terms and conditions of this Agreement set forth in Exhibit E of this Agreement constitute Confidential Information. Notwithstanding the foregoing, any information regarding this Lease and the terms or provisions thereof provided to Head Lease Lessor, Mortgagee, Seller or any Participant pursuant to the terms of this Lease, the Participation Agreement, the Indenture or the Head Lease shall not constitute Confidential Information. The party which receives Confidential Information from the other party agrees to maintain such information in secrecy at all times, using the same degree of care with respect to such Confidential Information as it uses in protecting its own proprietary information, trade secrets and similar items; provided, that
                                                               --------
     Confidential Information may be used in an action by one party to this Agreement against the other if subject to the conditions set forth in (ii) below. Information of either party which would otherwise be considered Confidential Information shall not be considered Confidential Information if such information is in the public domain, or is placed in the public domain through no violation of this Agreement, or is lawfully obtained from another source free of restriction.

          (ii) Use of Confidential Information.  Except to the extent expressly
               -------------------------------
     permitted in Section 4(l) of Exhibit E, neither party shall sell, transfer, publish, disclose, display or otherwise make available the Confidential Information of the other party to any third party (and third parties shall be deemed also to include Affiliates of the party so restricted which are not parents or subsidiaries), except as may be required by Applicable Law in which case the party from whom disclosure is sought shall promptly notify the other party. To the extent that the other party objects to disclosure of such Confidential Information, the party from which disclosure is sought shall (i) use reasonable and lawful efforts to resist making any disclosure of such Confidential Information, (ii) use reasonable and lawful efforts to limit the amount of such Confidential Information to be disclosed, and (iii) use all reasonable efforts to obtain a protective order or other appropriate relief to minimize the further dissemination of any Confidential Information to be disclosed. In addition, neither party shall disclose the Confidential Information of the other party to any employee or agent except on a need-to-know basis. Each party shall use reasonable efforts to inform all such employees and agents that the Confidential Information of the other party is subject to this non-disclosure obligation. Furthermore, neither party shall use the Confidential Information of the other party for any purpose other than as expressly provided in this Agreement.

          (iii) Termination. Upon termination of this Agreement for any cause or
                -----------
     reason, each party shall, within ninety (90) days of such termination, either deliver to the other party or destroy all of such other party's Confidential Information (including all copies thereof, other than copies of this Agreement) at the option of the other party then in its possession and shall purge any copies thereof encoded or stored on magnetic or other electronic media or processors; provided, that neither Lessee nor Lessor
                                     --------
     shall be required to purge or destroy any Confidential Information that is reasonably necessary in connection with the resolution of any disputes which may have arisen pursuant to the terms of this Agreement.

          (iv) No Adequate Remedy.  Each party acknowledges and agrees that the
               ------------------
     other party will have no adequate remedy at law if there is a breach or threatened breach of this Section 17(d) and, accordingly, that the other party shall be entitled to an injunction against such breach. Nothing herein shall be construed as a waiver of any other legal or equitable remedies that may be available to either party if the other party breaches this Section 17(d).

          (v) Survival.  The restrictions of this Section 17(d) shall survive
              --------
     for a period of eight (8) years after the termination or expiration of this Agreement.

          (vi) Affiliates.  The Affiliates of Lessor and Lessee shall comply in
               ----------
     all respects with the restrictions of this Section 17(d) and Lessor and Lessee, respectively, shall in all respects be responsible for their compliance.

         (vii) Other Confidentiality Agreements. The provisions of this Section
               --------------------------------
     17(d) are in addition to, and shall terms hereof may be deemed to be inconsistent with the terms of the Confidentiality Agreement or such Confidentiality Agreement shall be silent, this

     Agreement shall control with respect to this Agreement and any Confidential Information relating hereto. Upon the written consent of Lessor, which consent shall not be unreasonably withheld, Lessee may provide this Agreement to third party lenders or investors of Lessee; provided, that the party receiving this Agreement shall, prior to obtaining it, enter into a confidentiality agreement with Lessee for the benefit of Lessor in substantially the form of this Section 17(d).

     (e) Counterparts.  This Lease and the Lease Supplement No. 1 may be
         ------------
executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original" and containing the receipt therefor executed by the applicable secured party on the signature page thereof.

     (f) Grant of Security Interest by Lessor.  In compliance with the terms of
         ------------------------------------
this Section, Lessor may grant a security interest in this Lease as collateral for a loan provided Lessor notifies Lessee at least ten (10) Business Days before granting such security interest. The rights of Lessee under this Lease shall be superior in all respects to the rights of any such lender and Lessor shall require any such lender to agree in writing in form and substance reasonably satisfactory to Lessee that such lender's rights in and to the Aircraft and under the Lease shall be subject and subordinate to the terms of this Lease to receive all such performance from Lessor as may from time to time be required by the terms hereof. Lessee agrees to reasonably cooperate with Lessor in connection with Lessor's efforts to grant such security interest and to provide, at Lessor's cost and expense, such documents and certificates in connection therewith as Lessor may reasonably request, provided, that anything
                                                       --------
in this Section 17(f) to the contrary notwithstanding, the consummation of any such loan shall not increase the actual or potential responsibilities or liabilities of the Lessee or deprive Lessee of any of its rights or privileges under the Long-Term Agreements.

     (g) Survival.  Except as otherwise expressly set forth herein or in the
         --------
Long-Term Agreements, the representations, warranties and covenants set forth in this Agreement, and the obligations hereunder, shall survive any transfer of title or possession of the Serviced Aircraft, any Serviced Engines or any Serviced Part, any termination or expiration of this Agreement or any impossibility of performance of this Agreement or frustration of purpose of this Agreement.

     (h) Assignment.  SUBJECT TO THE TERMS HEREOF, THIS AGREEMENT SHALL BIND AND
         ----------
BENEFIT LESSOR, LESSEE, AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. LESSOR MAY ASSIGN ANY OR ALL OF ITS RIGHTS AND/OR DELEGATE ANY OR ALL OF ITS OBLIGATIONS HEREUNDER TO ANY AFFILIATE OF LESSOR; PROVIDED, THAT LESSOR SHALL
                                                  --------
NOT ASSIGN ANY OR ALL OF ITS RIGHTS AND/OR DELEGATE ANY OR ALL OF ITS OBLIGATIONS UNDER EXHIBIT E OR ANY RELATED PROVISIONS OF THIS AGREEMENT TO ANY AFFILIATE THAT IS NOT CERTIFICATED BY THE FAA TO PERFORM MAINTENANCE SERVICES. SUBJECT TO THE PROVISIONS OF SECTION 4(f) OF EXHIBIT E, LESSOR MAY SUBCONTRACT CERTAIN SPECIFIC TYPES OF MAINTENANCE SERVICES CONSTITUTING LESS THAN ALL OR SUBSTANTIALLY ALL OF THE MAINTENANCE SERVICES TO BE PERFORMED

HEREUNDER, AND, IN CONNECTION THEREWITH, ASSIGN CERTAIN OF ITS RIGHTS AND DELEGATE CERTAIN OF ITS OBLIGATIONS UNDER EXHIBIT E AND ANY RELATED PROVISIONS OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, LESSOR MAY ASSIGN ALL OR SUBSTANTIALLY ALL OF ITS RIGHTS AND/OR DELEGATE ALL OR SUBSTANTIALLY ALL OF ITS OBLIGATIONS UNDER EXHIBIT E AND ANY RELATED PROVISIONS OF THIS AGREEMENT TO ANY PERSON CERTIFICATED BY THE FAA TO PERFORM MAINTENANCE SERVICES SUBJECT ONLY TO SECTION 3(f)(ii)(C) OF EXHIBIT E. LESSEE MAY NOT (EITHER VOLUNTARILY OR INVOLUNTARILY) ASSIGN ANY OF ITS RIGHTS OR DELEGATE ANY OF ITS OBLIGATIONS HEREUNDER.

     (i) Transaction Expenses.  Lessee agrees to pay the reasonable out-of-
         --------------------
pocket costs and expenses incurred by Lessor in connection with the preparation, execution and delivery of any amendments, modifications or waivers requested by Lessee or resulting from any requests of Lessee under this Agreement. Except as specifically set forth herein, each of Lessor and Lessee shall be responsible for their own legal and out-of-pocket expenses arising from the transactions contemplated herein.

     (j) Entirety.  This Lease Agreement, the Lease Supplements, the
         --------
Confidentiality Agreement and the Letter of Credit embody the entire agreement between the parties hereto and thereto concerning the subject hereof and thereof and such agreements terminate and supersede all prior or contemporaneous agreements, discussions, undertakings, and understandings, whether written or oral, express or implied, between the parties hereto and thereto concerning the subject hereof and thereof.

     (k) Force Majeure.  Lessor shall not be liable to Lessee for a failure or
         -------------
delay in the performance of any obligation or agreement contained herein, if such failure or delay arises from any cause beyond Lessor's reasonable control, including any act, omission, or breach of this Lease Agreement by Lessee, acts of God, action or regulation of any Governmental Authority, fire, the elements, flood, earthquakes, explosions, accidents, mechanical or electrical failures, acts of the public enemy, war, civil disturbance, rebellion, insurrection, work stoppage, strikes (including any mechanic, flight attendant or pilot strike), labor dispute or difference with workers, regardless of whether or not Lessor (or its Affiliate) is capable of settling such labor problem, or any other cause, whether similar or dissimilar, beyond Lessor's reasonable control; provided, however, that, notwithstanding the foregoing, with respect to
- --------  -------
Maintenance Services and related obligations as provided in Exhibit E hereto, the provisions of Section 4(c)(i) of Exhibit E shall apply.

     (l) Independent Contractor; No Agency.
         ---------------------------------

     Nothing in this Agreement is intended or shall be construed to create or establish any agency, partnership, or joint venture or fiduciary relationship between the parties and neither Lessee nor any of its Affiliates has any authority to act for or to incur any obligations on behalf of or in the name of Lessor or any of its Affiliates and neither Lessor nor any of its Affiliates has any authority to act for or to incur any obligations on behalf of or in the name of Lessee or any of its Affiliates by virtue of this Agreement. The parties hereto acknowledge and agree that nothing contained herein creates any fiduciary duties between the parties or their respective Affiliates.

     (m) Certain Consents and Waivers of Lessee.
         --------------------------------------

          (i) Jurisdiction.  Except as set forth in Section 6 of Exhibit E
              ------------
     hereto,

               (a) Each party hereto hereby irrevocably submits to the exclusive jurisdiction of: (i) the United States District Court for the Northern District of Texas, and of the courts of the State of Texas in Tarrant County, and (ii) to the United States District Court for the District of Hawaii (other than the Court), and of the courts of the State of Hawaii in Honolulu County, for the purposes of any suit, action or other proceeding arising out of this Lease Agreement or the subject matter hereof brought by any other party, and (iii) any federal, state or foreign court of competent jurisdiction where the In-Use Aircraft may be located from time to time for the purpose of Lessor exercising any rights and remedies under this Lease Agreement, including, without limitation, repossession of the In-Use Aircraft. Lessor and Lessee each agrees that neither of them will bring any suit, action or other proceeding arising out of this Lease Agreement, the subject matter herein, or any of the transactions described herein, in any jurisdiction other than the jurisdictions described above.

               (b) To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of the above-named courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum,
     (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper, or (v) that this Lease Agreement or the subject matter hereof may not be enforced in or by such courts;

               (c) Lessee agrees to designate CT Corporation in Texas as its agent for service of process in Texas, and Lessor agrees to designate CT Corporation in Hawaii as its agent for service of process in Hawaii. Lessor and Lessee each agrees that submission to jurisdiction and designation of an agent for service of process set forth above is made solely for the express benefit of the other party and is effective solely for purposes of this Lease Agreement;

               (d) Final judgment against a party in any suit in any court of competent jurisdiction shall be conclusive, and may be enforced in other jurisdictions, to the extent permitted by Applicable Law, by suit on the judgment, a certified and true copy of which, to the extent permitted by Applicable Law, shall be conclusive evidence of the fact and the amount of any indebtedness or liability of the party therein described; and

               (e) To the extent that any party or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from jurisdiction, that party for itself and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim any such immunity with respect to its obligations, liabilities or any other matter arising hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions including under the Foreign Sovereign Immunities Act of 1976 of the United States of America.

          (II) WAIVER OF JURY TRIAL.  LESSEE AND LESSOR IRREVOCABLY WAIVE TRIAL
               --------------------
BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS LEASE AGREEMENT OR ANY MATTER RELATED HERETO.

          (III)  OTHER WAIVERS.  LESSEE AGREES AND ACKNOWLEDGES THAT UPON THE
                 -------------
OCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS LEASE AGREEMENT, LESSOR SHALL SUFFER IRREPARABLE HARM FOR WHICH MONEY DAMAGES WILL NOT BE ADEQUATE OR CANNOT BE READILY ASCERTAINED. IN FURTHERANCE THEREOF, LESSEE AGREES THAT IT WILL TAKE NO ACTION TO HINDER, DELAY OR INTERFERE WITH ANY ACTIONS TAKEN BY LESSOR IN CONNECTION WITH THE REPOSSESSION OF THE IN-USE AIRCRAFT. SPECIFICALLY, LESSEE WILL NOT TAKE ANY ACTION WHICH WOULD REQUIRE THE LESSOR TO BREACH THE PEACE IN CONNECTION WITH REPOSSESSION OF THE IN-USE AIRCRAFT. LESSEE CONSENTS TO THE ISSUANCE OF ANY ORDER OF ANY COURT OF COMPETENT JURISDICTION ENABLING LESSOR TO REPOSSESS THE IN-USE AIRCRAFT, FOLLOWING THE OCCURRENCE OF ANY EVENT OF DEFAULT, WITHOUT THE NECESSITY OF LESSOR POSTING OR ISSUING ANY BOND. IN ADDITION, LESSEE AGREES THAT UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT DESCRIBED IN SECTIONS 13A(I) OR (J) OF THE LEASE AGREEMENT, LESSEE SHALL NOT TAKE ADVANTAGE OF ANY PERIODS SPECIFIED IN SECTIONS 365 OR 1110 OF THE BANKRUPTCY CODE DURING WHICH IT MIGHT RETAIN POSSESSION OF THE IN-USE AIRCRAFT OR THE PROVISIONS OF THE AUTOMATIC STAY SET FORTH IN SECTION 362 OF THE BANKRUPTCY CODE, AND, WITHOUT LIMITING OTHER REMEDIES AVAILABLE TO LESSOR, SHALL EITHER IMMEDIATELY UPON THE FILING OF ANY BANKRUPTCY PETITION TURN OVER THE IN-SERVICE AIRCRAFT TO LESSOR OR PAY ALL AMOUNTS THEN DUE AND OWING HEREUNDER AND THEREAFTER ACCRUING UNDER THIS LEASE AGREEMENT. IN THE EVENT THAT AN ORDER IS ISSUED GIVING LESSOR POSSESSION OF ANY IN-USE AIRCRAFT, LESSEE HEREBY WAIVES ANY RIGHT IT MAY HAVE TO RETURN OF POSSESSION OF SUCH AIRCRAFT, AND COVENANTS THAT IT WILL NOT SEEK ANY ORDER PERMITTING IT TO RETAIN OR REPOSSESS SUCH AIRCRAFT, BY POSTING A BOND OR OTHERWISE. IN THE EVENT THAT ANY COURT DECLINES TO ISSUE AN ORDER PERMITTING LESSOR TO REPOSSESS ANY IN-USE AIRCRAFT UNLESS LESSOR POSTS OR ISSUES A BOND, OR LESSOR ELECTS NOT TO REQUEST THAT THE REQUIREMENT FOR SUCH A BOND BE WAIVED, LESSEE HEREBY AGREES THAT (IF LESSOR SO ELECTS) THE AMOUNT OF SUCH BOND SHALL NOT BE REQUIRED TO EXCEED ONE YEAR'S BASIC RENT FOR SUCH AIRCRAFT.

     (n) Offset.  Until all Deferred Basic Rent is paid under the Long-Term
         ------
Lease Agreement (provided that on the date all Deferred Basic Rent is paid thereunder, all other Rent then due and payable thereunder and hereunder has also been paid; such date being the "Setoff Release Date") Lessor, AMRCG, SABRE and AMS shall each have the right to setoff and recoup any sums payable to Lessee against any sums payable by Lessee to Lessor, AMRCG, SABRE or AMS pursuant to this Lease Agreement, the other Long-Term Agreements or otherwise. Until the Setoff Release Date Lessor shall also have the right to setoff and recoup any amounts payable by Lessee to Lessor, AMRCG, SABRE or AMS pursuant to this Lease Agreement, or the other Long-Term Agreements by drawing upon any letter of credit or withdrawing any portion or all of the Deposit (which may constitute all or a portion of the Letter of Credit). Nothing set forth in this Subsection 17(n) or Subsection 17(n) of the Long-Term Lease Agreement, the July Lease Agreement or the November Lease Agreement shall otherwise limit Lessor's right to draw upon or withdraw from the Letter of Credit to the extent otherwise set forth herein or in any Long-Term Agreement.

     Section 18.  True Lease
                  ----------

     (a) Intent of the Parties.  It is the intent of the parties to this lease
         ---------------------
that it will be a true lease and not a "finance lease" as defined in Section 168(f) of the Internal Revenue Code of 1954, as amended and in effect prior to the Tax Reform Act of 1986 (P.L. 99-154) or a "conditional sale" as defined in 49 U.S.C. Section 40102(a)(18) (former 1301) and that the Lessor shall at all times be considered to be the owner of the Aircraft which is the subject of this Lease for the purposes of 49 U.S.C. Section 44103 (former 1401) and for all Federal, state, city and local income taxes or for franchise taxes measured by net income and that this Lease conveys to the Lessee no right, title or interest in the Aircraft except as a lessee.

     (b) Federal Bankruptcy Act.  Without limiting the provisions of Section
         ----------------------
17(m)(iii), to the extent consistent with the provision of Title 11 U.S.C.
Section 1110, or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is expressly agreed that the title of Head Lessor to the Airframe and any right of Head Lessor to take possession of such Airframe in compliance with the provisions of the Head Lease, and the interest of the Lessor in the Airframe and any right of the Lessor to take possession of such Airframe in compliance with the terms of this Lease, shall not be affected by the provisions of the Federal bankruptcy laws, as amended from time to time, including, without limitation, the provisions of Section 362 or 363 of such Title, or other analogous part of any superseding statute, as amended from time to time.

     Section 19.  Enforceability in Jurisdictions.  Any provision of this Lease
                  --------------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 20.  No Third-Party Beneficiaries.  Except for rights and benefits
                  ----------------------------
conferred on certain of Lessor's Affiliates as set forth in this Lease Agreement, all rights, remedies, and obligations of the parties hereunder shall accrue or apply solely to the parties hereto or their permitted successors or assigns and there is no intent to benefit any third parties.

     Section 21.  Maintenance Obligations.  Lessee and Lessor agree that
                  -----------------------
notwithstanding the provisions of the Long-Term Lease Agreement, including Exhibit F thereto, which by its terms relates to the provision of maintenance services by Lessor of all DC10-10 aircraft leased by Lessor to Lessee, that the terms of this Lease Agreement shall govern the maintenance of the Aircraft. The Long-Term Lease Agreement, including Exhibit F thereto shall continue in full force and effect as to all other

Serviced Aircraft (as defined in the Long-Term Lease Agreement) other than the aircraft which is subject to the November Lease Agreement, which shall remain subject to the maintenance provisions set forth in Exhibit E to the November Lease Agreement, the aircraft which is subject to the July Lease Agreement, which shall remain subject to the maintenance provisions set forth in Exhibit E to the July Lease Agreement and the aircraft which is subject to the December Lease Agreement, which shall remain subject to the maintenance provisions set forth in Exhibit E of the December Lease Agreement.

     Section 22.  Amendment of Long-Term Lease Agreement.  Lessor and Lessee
                  --------------------------------------
agree that the occurrence of any Lessee Event of Default hereunder shall constitute a "Lessee Event of Default" under the Long-Term Lease Agreement, the July Lease Agreement and the November Lease Agreement.

     Section 23.  Subordinate to Head Lease.  Notwithstanding anything to the
                  -------------------------
contrary contained herein, this Lease in all respects is subject and subordinate to all of the terms and provisions of the Head Lease and the Indenture, including, without limitation, (i) the covenants contained in Section 7(a) of the Head Lease, (ii) Head Lease Lessor's rights to repossession of the Airframe pursuant to Section 15 of the Head Lease, including, without limitation, its rights to avoid this Lease upon any such repossession and the Mortgagee's right to possession pursuant to Section 4.02 and Article XII of the Indenture, and
(iii) the prohibition of the assignment or further subleasing or wet leasing of the Airframe or any part thereof. Lessee agrees to take no action to impair Head Lease Lessor's title to the Airframe. Lessee acknowledges that Lessor has provided to it a copy of the Head Lease. All references herein to the Head Lease shall be deemed to include any and all future modifications and amendments thereto. Notwithstanding anything to the contrary contained herein, whether express or implied, it is understood and agreed that Lessor is not granting or purporting to grant, and that Lessee is not receiving and does not claim to have or hold, any estate, right, privilege or interest in or to the Airframe except as permitted or authorized under the terms of the Head Lease and this Lease.

                  [Next following page is the signature page.]

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Agreement to be duly executed as of the day and year first above written.

                              Lessor:

                              AMERICAN AIRLINES, INC.

                              By: /s/ Jefferey M. Jackson
                                  -------------------------------
                                  Jeffery M. Jackson
                                  Vice President - Corporate
                                  Development and Treasurer

                              Lessee:

                              HAWAIIAN AIRLINES, INC.

                              By: /s/ C. J. David Davies
                                  -------------------------------
                                  C. J. David Davies
                                  Senior Vice President - Finance
                                  and Chief Financial Officer

                              By: /s/ Rae A. Capps
                                  -------------------------------
                                  Rae A. Capps
                                  Vice President, General Counsel
                                  and Corporate Secretary

                                   SCHEDULE I

     This Schedule I has been intentionally omitted for recording purposes, as the parties deem the information contained therein to be confidential financial information.

                          EXHIBIT A TO LEASE AGREEMENT
                          ----------------------------

                             LEASE SUPPLEMENT NO. 1
                             ----------------------

     THIS LEASE SUPPLEMENT NO. 1, dated January ____, 1996, between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Lessor and Lessee have heretofore entered into the Aircraft Lease Agreement dated as of December 30, 1995 (the "Lease Agreement", defined terms used herein are as therein defined), which provides in Section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of leasing the Aircraft under the Lease Agreement on its Delivery Date in accordance with the terms hereof; and

     WHEREAS, the Lease Agreement relates to the airframe and engines described below, and a counterpart of the Lease Agreement is attached to and made a part of this Lease Supplement, and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 2 of the Lease Agreement, the Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease Agreement as hereby supplemented, the McDonnell Douglas DC10-10 aircraft (the "Aircraft") which consists of the following components (which may or may not be attached to each other at the moment of acceptance hereunder):

     (i) airframe: U.S. registration number N161AA; manufacturer's serial no. 46942; and

     (ii) three General Electric CF6-6K engines bearing manufacturer's serial nos. 451255, 451515 and 451335 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     2.  The Term for the Aircraft commences on the date of this Lease
Supplement.

     3. The Term shall commence on the date hereof and shall end on February 7, 1996, unless earlier terminated in accordance with the provisions of the Lease Agreement.

     4. Lessee hereby confirms its agreement to pay to Lessor Basic Rent for the Aircraft throughout the Term in accordance with Section 3 of the Lease Agreement and to pay Supplemental Rent pursuant to Exhibit E attached to the Lease.

     5. All of the provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement on and as of the date of this Lease Supplement to the same extent as if fully set forth herein.

     6. This Lease Supplement is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     7. This Lease Supplement may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original".

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.

                              AMERICAN AIRLINES, INC.

                              By:
                                 -------------------------------------
                                 Jeffery M. Jackson
                                 Vice President - Corporate
                                 Development and Treasurer

                              HAWAIIAN AIRLINES, INC.

                              By:
                                 -------------------------------------
                                 C. J. David Davies
                                 Senior Vice President - Finance
                                 and Chief Financial Officer

                              By:
                                 -------------------------------------
                                 Rae A. Capps
                                 Vice President, General Counsel
                                 and Corporate Secretary

                                   EXHIBIT B
                                   ---------

     This Exhibit B has been intentionally omitted for recording purposes, as the parties deem the information contained therein to be confidential financial information.

                                   EXHIBIT C
                                   ---------

                        CONDITIONS PRECEDENT TO DELIVERY
                        --------------------------------

1. The Aircraft shall have been tendered for delivery to Lessee in the condition required by the Lease at LAX or such other location as Lessor and Lessee may have agreed to in writing.

2. On the Delivery Date, the representations and warranties of Lessor set forth in the Lease Agreement shall be true and accurate as if made on such date.

3. This Lease and Lease Supplement No. 1 shall have been executed and delivered to Lessor for filing for information with the FAA in Oklahoma City, Oklahoma.

4. The receipt by Lessor from Lessee not later than two (2) days prior to the Delivery Date of the following, dated as of such Delivery Date, all of which shall be satisfactory in form and substance to Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform the Lease Agreement and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of a duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d) Opinion of in-house counsel to Lessee in form and substance reasonably satisfactory to Lessor, and the opinion of independent counsel confirming the applicability of the protections of Section 1110 of the Bankruptcy Code to the Lease Agreement;

     (e) certificate acceptable in form and substance to Lessor evidencing the insurance required by Section 9 of the Lease Agreement;

     (f)  receipt by Lessor of the first installment of Basic Rent pursuant to
          Section 3 of the Lease Agreement and Supplemental Rent pursuant to Exhibit E to the Lease Agreement and payment of all amounts then due under any Long-Term Agreement; and

     (g) Execution and delivery by Lessee of any financing statements required by Lessor.

5.   Execution by Lessee of the Lease Termination relating to this Lease
     Agreement.

6. The Final Order (as defined in the Long-Term Lease Agreement) confirming the Plan shall be and remain in full force and effect.

                                     C2-2

7. The Long-Term Agreements and the Letter of Credit are in full force and effect.

8.   Amendment to the Letter of Credit, acceptable to Lessor.

9. No Default or Lessee Event of Default shall have occurred and be continuing and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Interim Definitive Agreements or Long-Term Agreements; provided however, that the effectiveness of this Lease Agreement shall not
     ----------------
     be deemed to be a waiver by either party to this Lease Agreement or any of the Interim Definitive Agreements of any claims (whether or not disclosed) such party may have against the other party under the Interim Definitive Agreements or the Long Term Agreements.


                                   EXHIBIT D
                                   ---------

                               TO LEASE AGREEMENT
                               ------------------

                         DELIVERY AND RETURN CONDITIONS
                         ------------------------------

The following conditions shall apply to the Aircraft upon delivery of the In-Use Aircraft by Lessor to Lessee and upon return of Return Aircraft to the Lessor by the Lessee pursuant to this Agreement.

                 CONDITION OF IN-USE AIRCRAFT UPON DELIVERY AND
                 ----------------------------------------------
                          RETURN AIRCRAFT UPON RETURN
                          ---------------------------

Lessor and Lessee agree that Lessor shall deliver the In-Use Aircraft to Lessee AS-IS, WHERE-IS; and Lessee shall return the Return Aircraft to the Lessor in compliance with all of the following provisions:

1. Inspection of "on-condition" and "condition monitored" components will have been accomplished when due and all such items shall be serviceable.

2. It is the intent of the parties that the condition of the In-Use Aircraft at the time of delivery of the Return Aircraft at the termination of the Lease shall be to conform to that of the standards of international air transportation, with the interior and exterior in good repair and appearance, without significant corrosion, or structural maintenance work deferred, and with all Airworthiness Directives in full compliance. It is further the intent of the Lease that the Return Aircraft and its Serviced Engines will be readily transferable to the registration of another carrier without having to undergo significant repairs, refurbishment or modification being required on the Return Aircraft. At the time of such return, the Return Aircraft shall comply with the following conditions:

     A. Upon return to Lessor, the Return Aircraft shall comply with Lessee's FAA-approved maintenance program.

     B. All deferred maintenance items and all deficiencies or discrepancies which by their nature are outside Lessee's maintenance manual limits for unrestricted

                                     C2-3
          operation found prior to or during the return inspection or final inspection or demonstration delivery flight(s) shall be corrected by repair in accordance with the approved Lessee's maintenance manual.

     C. The fuel, hydraulic, pneumatic, water and waste system leaks on the Return Aircraft shall be within the limits allowable pursuant to Lessee's maintenance manual. This is to be demonstrated by filling all tanks and reservoirs to capacity and performance of a functional and leak check of all related systems. The cost of such checks shall be borne by the Lessee.

     D. The Return Aircraft on return by Lessee and all parts installed shall have all necessary FAA approved service tags or equivalent Lessee documents approved by the Lessee's maintenance program.

     E.  Engines

          a. Engine borescope inspections of compressor, burner and turbine sections of each installed engine shall be conducted in accordance with Lessor's engine borescope inspection cards #4930-1, 4930-2 and 4930-3 [for inspections] (or any such replacement card therefor). Each card shall have attached thereto findings and comments along with visual records (photographic or video data). Inspected engines shall meet the requirements of manufacturer's maintenance manual. Borescope inspection findings that result in inspection intervals being reduced to less than 400 hours will be corrected by engine replacement and/or repair prior to the return of the Return Aircraft by Lessee.

               Borescope inspections shall have been completed by Lessor/Lessee or its authorized representative, at Lessee's expense. In the event the APU fails to meet the pneumatic or electrical load requirements, the APU shall be changed.

          b. Each installed engine will be subject to completion of a power assurance run and review of engine trend analysis with all engine parameters being within limits in accordance with the appropriate manufacturer's engine manual. Engine ground runs for the Return Aircraft shall be conducted in accordance with Lessor's engine ground run-up card number DR71-95-18 (or any such replacement card therefor). Engine Exhaust Gas Temperature ("EGT") shall not exceed a maximum of 925 (degrees) C during ground runs to max power. In the event EGT exceeds 925 (degrees) C and adjustments cannot be accomplished with the engine installed within eight working hours to reduce EGT below 925 (degrees) C at max power, the engine installed shall be rejected and a Replacement Engine installed.

          c. No installed engine shall be on "watch" and each such engine shall comply with the operations specification of Lessee without waiver or exceptions.

     In the event Lessor is no longer maintaining the In-Use Aircraft, the expense of complying with this paragraph E shall be at Lessee's sole expense. In the event Lessor is maintaining the In-Use Aircraft pursuant to Exhibit E hereto, the cost of any repairs or replacements required by this Paragraph E shall be borne by the parties in accordance with the other terms of Exhibit E as if such repairs and replacements were made in the normal course of the term of the Lease Agreement, except to the extent specifically set forth in this Exhibit E.

     F. The Return Aircraft on return by Lessee shall have a then current weight and balance report in the final delivery configuration as required by the FARs provided to Lessor and/or Lessee.

     G. All required placards per Lessor's/Lessee's maintenance and operations specifications must be current, in place and legible. (In English)

     H.  Fuselage

          (1) Dents, corrosion and abrasions, or any loose, pulled or missing rivets shall be within the limits of Lessee's maintenance manual. External patches shall be of a type consistent with industry standards and approved by Lessee's maintenance manual. Each repair will have proper documentation of structural repair manual reference and/or engineering repair drawings or documentation as applicable.

          (2) Windows shall be serviceable in accordance with Lessee's maintenance manual. Visibility through windows will meet standard industry standards.

          (3) Doors shall be free moving, correctly rigged and be fitted with serviceable seals, in accordance with Lessee's maintenance manual limits.

          (4) Exterior logos will be removed pursuant to Exhibit E hereto, by stripping or sanding off the present logo, and repainting to blend with existing exterior paint in accordance with standard industry practices.

          (5)  Unpainted metal surfaces shall be clean and buffed.

     I.   Wings and Empennage

          (1) All leading edges shall be serviceable in accordance with Lessee's maintenance manual. Any repairs to leading edges shall be in accordance with Lessee's maintenance manuals.

          (2) All control surfaces shall be clean by airline standards and free of delamination in accordance with Lessee's maintenance manual.

          (3) All unpainted cowlings and fairings shall be buffed and clean by airline standards and tightly fitted in accordance with Lessee's maintenance manual limits.

          (4) Fuel leaks in the wings shall be within the limits allowed by Lessee's FAA-approved maintenance program. Temporary fuel leak repairs will be within the limits allowed, by Lessee's FAA-approved maintenance program, and permanent repairs may be deferred until the next C check.

          (5) Fuel tanks shall be free from contaminates, as evidenced by sumping the tanks externally.

     J.  Interior

          (1) The Return Aircraft shall be delivered with Lessee's carpet, flooring, drapes, tapestries and hard decor as last operated in revenue service by Lessee, all of which items may be subsequently used by Lessor in its sole discretion. Upon return, all logos and markings of Lessee shall be tastefully removed, where reasonable. Except as otherwise provided herein, Lessor may retain other severable items that do not add to the value of the Return Aircraft and that are not required to be installed in the Aircraft by the FAA. Lessee shall deliver the Return Aircraft with Lessor's seat covers.

          (2) Ceilings, sidewalls and bulkhead panels shall be clean and free of major cracks and stains by normal airline standards.

          (3) All carpets and seat covers shall be in good condition, normal wear and tear excepted, clean and stain-free by normal standards and shall meet current FAA fire resistance regulations.

          (4) All seats shall be serviceable in accordance with maintenance manual limits in good condition, normal wear and tear excepted and repainted as reasonably required.

          (5) All signs and decals shall be clean and legible by normal lessee standards.

          (6) Floor panels shall be in good condition free of soft spots and delamination. If field repairs are installed, permanent repairs may be deferred to the next C Check.

          (7) The aircraft interior shall be thoroughly cleaned to the standards acceptable for passenger revenue flights.

     K.  Cockpit

          (1) All placard and decals shall be clean, secure and legible. (In English)

          (2) All fairing panels shall be free of major stains and major cracks and shall be clean.

          (3) Floor coverings shall be clean and effectively sealed as required by Lessee's maintenance program.

          (4) Seat covers shall be in good condition, free of major tears and major stains, normal wear and tear excepted, and shall conform to existing fire resistance regulations.

          (5) Seats shall be fully serviceable, in good condition, normal wear and tear excepted, and repainted as reasonably required.

     L.  Cargo Compartments

          (1) All panels shall be in serviceable condition, normal wear and tear excepted. All repairs to floor, ceilings or side walls shall be in accordance with Lessee's maintenance manuals. If field repairs are installed, permanent repairs may be deferred to the next C Check.

          (2)  No cargo containers shall be delivered or returned.

          (3) All cargo loading functions will be tested under load conditions by utilizing one fully loaded cargo container.

          (4)  One ship set of onboard ovens/coffee makers shall be included.

     M.   Landing Gear and Wheel Wells

          (1) Shall be clean, free from leaks and in good repair, normal wear and tear excepted.

          (2)  All decals shall be clean, secure and legible. (In English)

          (3) Brakes will be in good condition. No brake will have less than one half (1/2) inch of wear remaining on wear indicator.

     N. No structural repairs including corrosion, skin replacement, crack propagation or SSI programs shall be overdue on the Return Aircraft at time of redelivery, or be in a deferred status.

     O. The Return Aircraft shall be made available on or before the anticipated date of return by Lessee for an operation test flight, at Lessee's expense, not to exceed one hour, which test flight shall be conducted by Lessee using Lessee's standard flight test procedures.
          Up to five persons designated by Lessor may participate in such flight as observers. The Lessor shall identify to the Lessee in writing any claim of discrepancy between the required condition of the Return Aircraft at return of the Return Aircraft to the Lessor and the Return Aircraft's actual condition.

          In the event Lessor is no longer maintaining the Return Aircraft, the expense of correcting any discrepancy shall be at Lessee's sole expense. In the event Lessor is maintaining the Return Aircraft pursuant to Exhibit E hereto, the cost of correcting any discrepancy required by this paragraph O(2) shall be borne by the parties in accordance with the other terms of Exhibit E as is such actions were taken in the course of the term of the Lease Agreement.

     P. The Return Aircraft shall be in compliance with Stage III Noise Regulations.

     Q. Any FAA mandated corrosion control program will be current as specified by the manufacturer's corrosion control document or approved Lessee's corrosion control program.

     R. The Return Aircraft shall be in compliance with all mandatory environmental, noise, air pollution and other standards prescribed by the respective regulatory authorities.

     Lessor shall not furnish any sets of cargo containers, catering modules, catering carts and catering inserts to Lessee hereunder.

Return Inspection  and Acceptance Flight Ground Inspection
- ----------------------------------------------------------

          The Return Aircraft shall be made available to Lessor on or before return of the Return Aircraft, for ground inspection at either Tulsa, Oklahoma Airport or another Airport satisfactory to Lessor on or before the due date for return in order that Lessor may reasonably satisfy itself that the Return Aircraft is in the condition required under this Agreement. The manuals and technical records shall be made available to Lessor for inspection during such period prior to return thereof as Lessor reasonably requires. Such inspection shall be conducted in coordination with Lessee's and Lessor's respective personnel and Lessor shall be allowed reasonable access to the Return Aircraft to verify compliance with the conditions set forth in this Agreement. Lessor shall immediately state orally and confirm in writing within four (4) hours of the relevant inspection to Lessee each claim of discrepancy. To facilitate such inspection Lessee will provide reasonable office accommodation at or near the inspection site (equipped with a telephone and having access to a photocopier, telecopier and word processing facilities) provided, however, that Lessor shall indemnify Lessee for all out-of-pocket costs so incurred by Lessor.

Documents Required for Return
- -----------------------------

Listed below are the documents or Lessee equivalent that will be required upon delivery of the In-Use Aircraft by Lessor and the return of the Return Aircraft by Lessee. All documents must be valid at time of return and shall incorporate the most recent revisions issued by the documents controlling regulatory agency:

1.   Standard Airworthiness Certificate
2.   Certificate of Sanitary Construction
3.   A copy of Maintenance Check Manual
4. Airworthiness Directive Compliance Status including Repetitive and Method of Compliance
5. Status of Time Controlled and Life Limited Parts; Status of Time Controlled and Life Limited Parts; Status of Airframe, Engines, Auxiliary Power Unit and Land Gear
6. Report covering any Major Accidents or Repairs on the Aircraft with Supporting Documentation
7.   A review of the Aircraft Log Books
8    FAR Compliance Status including Method of Compliance
9.   Alteration/Repair/Modification Records
10.  Service Bulletin Status List
11.  AOL/Service Letter Status List
12. Supplemental type Certificates issued for Aircraft and Equipment as held by operator
13.  List of Open Items
14.  Weight and Balance Records

The following manuals or Lessee equivalents will be furnished in hard copy or reproducible film or in the then current form in which it is used by Lessee. Unless otherwise indicated, one copy per In-Use Aircraft of each of the following manuals or equivalents will be provided to Lessee. Additional copies will be or have been provided pursuant to that certain Manuals Supplement between Lessor and Lessee, the Interim Aircraft Lease Agreements, the Interim Aircraft Maintenance Agreement or pursuant to the provisions hereof and all copies of each of the following shall be returned. All manuals will be valid at time of return and shall include the most recent revisions issued by the documents controlling regulatory agency.

1.   FAA Approved Flight Manual
2.   Flight Crew Operational Manual
3.   Performance Manual
4.   Airframe Maintenance Manual
5.   Airframe Illustrated Parts Catalog
6.   Airframe Structures Repair Manual
7.   Wiring Diagram Manual
8.   Engine Maintenance Manual
9.   Engine Illustrated Parts Manual
10.  Weight and Balance Records
11.  Minimum Equipment List
12.  Part Number Conversation List - Operator to Manufacturer P/N
13.  Red Book for each microfilm library

NOTE:  All documents and manuals must be in English

Return of Other Engines.  In the event that any engine not owned or leased
- -----------------------
by Lessor shall be installed on the Return Airframe, such engine shall be an engine suitable to be a Replacement Engine hereunder. Upon return of the Return Aircraft, Lessee shall duly convey to Lessor good title to any such engine, free and clear of all Liens (other than any Head Lease Lessor's Liens or Lessor's Liens) and, upon such conveyance, Lessee will furnish Lessor with a full warranty bill of sale, in form and substance reasonably satisfactory to it, with respect to such engine and take such other action as may be reasonably requested in order that title to such engine may be duly and properly vested in Lessor to the same extent as the Engine replaced thereby. Upon conveyance by Lessee of good title to such engine to Lessor, and upon full compliance by Lessee with its obligations hereunder, at Lessee's expenses, Lessor will transfer to Lessee all rights, title and interest originally conveyed to Lessor in an Engine constituting part of the Aircraft but not installed on the Return Airframe at the time of the return of the Return Airframe "as-is, where-is", free and clear of Head Lease Lessor's Liens and Lessor's Liens but otherwise without recourse or warranty, express or implied to Lessee.

                                SCHEDULE 4(d)(i)

Refer to letter dated December 15, 1995 from Lessee to Lessor.

                                     S4-1

                               SCHEDULE 4(d)(iv)

Refer to letter dated December 15, 1995 from Lessee to Lessor.

                                     S4-2

                                SCHEDULE 4(d)(v)

Refer to letter dated December 15, 1995 from Lessee to Lessor.

                                     S4-3

                               SCHEDULE 4(d)(vi)

Refer to letter dated December 15, 1995 from Lessee to Lessor.

                                     S4-4

                               SCHEDULE 4(d)(vii)

Refer to letter dated December 15, 1995 from Lessee to Lessor.

                                     S4-5

                                   EXHIBIT E
                                   ---------

     This Exhibit E has been intentionally omitted for recording purposes, as the parties deem the information contained therein to be confidential financial information.